EATON VANCE MUNICIPALS TRUST

FOR THE FUNDS:


                    - EV Classic Alabama Tax Free Fund

                    - EV Classic Arkansas Tax Free Fund

                    - EV Classic Georgia Tax Free Fund

                    - EV Classic Kentucky Tax Free Fund

                    - EV Classic Louisiana Tax Free Fund

                    - EV Classic Maryland Tax Free Fund

                    - EV Classic Missouri Tax Free Fund

                    - EV Classic North Carolina Tax Free Fund

                    - EV Classic Oregon Tax Free Fund

                    - EV Classic South Carolina Tax Free Fund

                    - EV Classic Tennessee Tax Free Fund

                    - EV Classic Virginia Tax Free Fund


===============================================================================


                               [EATON VANCE LOGO]


===============================================================================


                           ANNUAL SHAREHOLDER REPORT

                                AUGUST 31, 1995

                                Table of Contents

ITEM                                                                          PAGE
President's letter to shareholders .....................................       3
Year-end results, listed by state ......................................       4
Management Reports:
        EV Classic Alabama Tax Free Fund ...............................       5
        EV Classic Arkansas Tax Free Fund ..............................       6
        EV Classic Georgia Tax Free Fund ...............................       7
        EV Classic Kentucky Tax Free Fund ..............................       8
        EV Classic Louisiana Tax Free Fund .............................       9
        EV Classic Maryland Tax Free Fund ..............................      10
        EV Classic Missouri Tax Free Fund ..............................      11
        EV Classic North Carolina Tax Free Fund ........................      12
        EV Classic Oregon Tax Free Fund ................................      13
        EV Classic South Carolina Tax Free Fund ........................      14
        EV Classic Tennessee Tax Free Fund .............................      15
        EV Classic Virginia Tax Free Fund ..............................      16
        Financial Results ..............................................      17

                                 To Shareholders

The global economy continues to demonstrate a pattern of slow growth with low inflation. The U.S. economy is no exception, as Gross Domestic Product should grow only modestly during 1995 at between 2% and 3%, with inflation of less than 3%. These characteristics bode well for all capital markets and particularly fixed income markets, including municipal bonds.

Indeed, municipal bonds performed well during the first half of 1995 by realizing strong capital appreciation as a result of this favorable investment environment. However, during this period the municipal market underperformed the taxable market because of concern about the potential passage of major tax reform (e.g., flat tax, value added tax or consumption tax) legislation.

Were major tax reform to become law, municipal bonds would probably be underperformers relative to taxable bonds because the current tax-advantaged status of municipal bonds likely would be eliminated.

[Chart entitled "Despite tax policy uncertainties, tax-exempt bonds yield more than 88% of Treasury yields"

This is a bar chart. The first of two bars shows the yield for 30-year AA-rated General Obligation (GO) bonds as 5.95%.

Below that bar is a second bar, showing the yield of 30-year Treasury bonds as 6.70%.

Extending to the right of the upper bar--the one describing general obligation yield--is an additional bar labeled 9.30% - Taxable equivalent yield of investment for couple in 36% tax bracket.

An asterisk after "30-year AA General Obligation (GO) bonds" refers to the following footnote: "GO yield is a compilation of a representative variety of general obligation bonds and is not necessarily represented by the Fund's yield. Statistics as of August 31, 1995. Past performance is no guarantee of future results.

Source:  Bloomberg, L.P.

Other footnotes:
Principal and interest payments of Treasury securities are guaranteed by the U.S. government.

However, we at Eaton Vance believe there is little chance of major tax reform legislation being enacted. Many factors have led us to this conclusion. For example, the inherent regressivity of the various flat tax proposals will provoke much opposition, as will proposals to eliminate such tax breaks as deductions for mortgage interest and state and local taxes. Also, such proposals could seriously depress entire sectors of the U.S. economy.

Accordingly, we view this recent underperformance by municipal bonds (because of fears of tax reform) as a potential buying opportunity. Municipal bonds could represent an attractive asset class at these current relative trading relationships, with the potential for future outperformance for those investors willing to adopt a patient, long-term investment horizon.

In addition, proposals are now circulating in both Congress and the White House to reduce the nation's budget deficit by severely cutting expenditures over the next decade. If enacted, such a concept would drastically reduce the federal government's borrowing needs and, as a result, would exert a meaningful downward influence on interest rates across the entire yield curve. All fixed-income instruments, including municipal bonds, would benefit.

We will continue to monitor changes in economic and political conditions and to pursue the goal of your Fund: to provide you with a competitive distribution of tax-free income from a portfolio of quality municipal bonds.+

[Photo of Thomas J. Fetter, President]

Sincerely,

/s/ Thomas J. Fetter

Thomas J. Fetter
President
October 3, 1995

+ A portion of the Portfolios' income could be subject to Federal alternative minimum tax.

                 INFORMATION ABOUT YOUR MUTUAL FUND INVESTMENT

                                                        RESULTS FOR THE YEAR ENDED AUGUST 31, 1995
                           -------------------------------------------------------------------------------------------------------
                                      FINANCIAL DATA:                                                   TAX DATA:
                           -------------------------------------                    ----------------------------------------------
                             Dividends     Fund's      Fund's                                         The after-tax
                                paid      NAV per   distribution                   If your combined    equivalent       Federal
                              by Fund     share at    rate at                      Federal & state   yield you would   income tax
                           during period  8/31/95     8/31/95                       tax rate is ...    need is ...    information*
                           -------------  --------  ------------                   ----------------  ---------------  ------------
EV Classic ALABAMA                                                  [Graphic of
Tax Free Fund                 $0.437       $9.51       4.43%         Alabama]           39.20%            7.26%          99.39%

EV Classic ARKANSAS                                                 [Graphic of
Tax Free Fund                 $0.440       $9.59       4.48%         Arkansas]          40.48%            7.52%          99.44

EV Classic GEORGIA                                                  [Graphic of
Tax Free Fund                 $0.433       $9.19       4.57%         Georgia]           39.84%            7.58%          99.59

EV Classic KENTUCKY                                                 [Graphic of
Tax Free Fund                 $0.443       $9.32       4.61%         Kentucky]          39.47%            7.61%          99.63

EV Classic LOUISIANA                                                [Graphic of
Tax Free Fund                 $0.469       $9.44       4.87%        Louisiana]          39.84%            8.09%          99.62

EV Classic MARYLAND                                                 [Graphic of
Tax Free Fund                 $0.439       $9.38       4.53%         Maryland]          41.12%            7.67%          99.12

EV Classic MISSOURI                                                 [Graphic of
Tax Free Fund                 $0.439       $9.48       4.46%        Missouri]           39.84%            7.39%          99.20

EV Classic NORTH CAROLINA                                           [Graphic of
Tax Free Fund                 $0.444       $9.28       4.63%      North Carolina]       40.96%            7.81%          98.76

EV Classic OREGON                                                   [Graphic of
Tax Free Fund                 $0.429       $9.44       4.40%          Oregon]           41.76%            7.54%          99.65

EV Classic SOUTH CAROLINA                                           [Graphic of
Tax Free Fund                 $0.431       $9.42       4.46%      South Carolina]       40.48%            7.49%          99.99

EV Classic TENNESSEE                                                [Graphic of
Tax Free Fund                 $0.446       $9.33       4.66%        Tennessee]          39.84%            7.74%          99.52

EV Classic VIRGINIA                                                 [Graphic of
Tax Free Fund                 $0.454       $9.33       4.69%         Virginia]          39.68%            7.75%          99.07

* Percentages represent the amounts of the total dividends paid by the Funds from net investment income during the year ended August 31, 1995, that have been designated as exempt-interest dividends. Tax legislation eliminated the exception to market discount rules applicable to tax-exempt obligations. As a result, certain tax-exempt obligations acquired by the Portfolio subsequent to April 30, 1993, at market discounts may generate a small amount of ordinary taxable income.

Included on the pages that follow are performance charts that compare your Fund's total return with that of a broad-based securities market index. The lines on the chart represent the total returns of $10,000 hypothetical investments in your Fund and the unmanaged Lehman Brothers Municipal Bond Index. The solid line on the chart represents the Fund's performance. The Fund's total return figure reflects fund expenses and portfolio transaction costs, and assumes the reinvestment of income dividends and capital gain distributions. The dotted line represents the performance of the Lehman Brothers Municipal Bond Index, a broad-based, widely recognized unmanaged index of municipal bonds. Whereas the Fund's portfolio is comprised principally of bonds solely from your individual state, the Index is composed of bonds from all 50 states and many jurisdictions. The Index's total return does not reflect any commissions or expenses that would be incurred if an investor individually purchased or sold the securities represented in the Index.

                        EV Classic Alabama Tax Free Fund

YOUR INVESTMENT AT WORK

City of Scottsboro
Water, Sewer and Gas Bonds

These bonds were used to allow the City of Scottsboro to extend and improve its natural gas distribution system and to improve its sanitary sewer system. The improvements included collection and transmission mains that allow the sewer system to serve additional customers. Similarly, improvements to the natural gas distribution system give it the capacity to accommodate new customers. The bond issue also provided funds to purchase related equipment and to expand the office operated by the city's Waterworks, Sewer and Gas Board. The bonds, totaling $6 million, were issued in 1994.

PORTFOLIO OVERVIEW
Based on market value as of August 31, 1995
[Graphic of Alabama]

Number of issues...............................     73
Average quality................................     AA
Investment grade...............................   97.7
Effective maturity.............................  16.79 yrs.
Largest sectors:
   Insured water and sewer.....................   17.2%*
   Industrial development/pollution
   control revenue ............................   12.7
   Insured  education..........................    8.5*
   General obligations.........................    6.5
   Insured hospitals...........................    6.4*

* Private insurance does not remove the risk of loss of principal due to changes in market conditions that is associated with these investments.

THE STATE OF THE STATE: Alabama

Alabama's state government has put a great deal of effort into diversifying the state's economy in recent years. Those efforts have met with some success, led by the development of the high technology sector, primarily in the Huntsville area. In terms of employment, manufacturing continues to be the largest sector, with the service sector experiencing some growth in and around the state's cities.

Since adoption of the state's economic development plan in 1993, more than 50 companies have invested more than $2.2 billion in Alabama. The largest project to date is the Mercedes Benz manufacturing facility that will build the company's sport utility vehicle. The assembly plant is located in Vance, in Tuscaloosa County, and is expected to open in 1997.

Employment levels, which traditionally were higher than the national average, have been approximately equal to the national average during the last three years.

The economic forecast for Alabama is for only moderate growth. The state's conservative economic policies have kept its budgets in balance.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN EV CLASSIC ALABAMA TAX FREE FUND (INCLUDING SALES CHARGE) AND THE LEHMAN BROTHERS MUNICIPAL BOND INDEX

From December 31, 1993, through August 31, 1995

AVERAGE ANNUAL                          1                               Life
 TOTAL RETURN                         Year                            of Fund*
--------------                        ----                            --------
With CDSC                             5.9%                              3.2%
Without CDSC                          6.9%                              3.2%


DATE                             C. ALABAMA                        LEHMAN BROS.
----                             ----------                        ------------
12/93+                              10000                             10000
1/94                                10097                             10114
2/94                                 9825                              9852
3/94                                 9318                              9451
4/94                                 9400                              9531
5/94                                 9493                              9614
6/94                                 9401                              9558
7/94                                 9616                              9730
8/94                                 9617                              9764
9/94                                 9432                              9621
10/94                                9196                              9450
11/94                                8956                              9279
12/94                                9254                              9483
1/95                                 9598                              9754
2/95                                 9909                             10038
3/95                                 9996                             10153
4/95                                 9983                             10165
5/95                                10284                             10490
6/95                                10108                             10398
7/95                                10180                             10496
8/95                                10281                             10630

Past performance is not indicative of future results. Investment returns and principal will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Source: Towers Data Systems, Bethesda, MD.
* Investment operations commenced 12/7/93. +Index information is available only at month-end, therefore, the line comparison begins at the next month-end following the commencement of the Fund's investment operations.

FROM THE PORTFOLIO MANAGER:

[Photo of Timothy T. Browse]

"The bond market has had a nice upward run during late 1994 and through the middle of 1995. As a result, we're shifting our emphasis from capital appreciation to more of a balanced approach because we believe the good total return will come from a mixture of coupon income and price appreciation.

"We believe that over the long term, the outlook for municipal bonds is positive. While concerns over dramatic tax reform have depressed the market, it is hard to imagine an approved reform package that will be as extreme as the plans now being discussed.

" As part of our efforts to provide a diverse selection of bonds in the Alabama Portfolio, we have diversified away from a large representation in the hospital sector."

                                            -Timothy T. Browse

                        EV Classic Arkansas Tax Free Fund

YOUR INVESTMENT AT WORK
Baxter County
Aeroquip Corp. Project

This $7.2 million bond issue was used to finance the costs of building and equipping a rubber mixing facility, an expansion of the Aeroquip Corp.'s business in Arkansas.

The plant is located in the community of Mountain Home.Aeroquip Corp. manufactures and sells engineered component systems for industrial, aerospace and defense and automotive markets. It is a wholly-owned subsidiary of Trinova Corporation, which has backed payment of the bonds.

PORTFOLIO OVERVIEW
Based on market value as of August 31, 1995
[Graphic of Arkansas]

Number of issues...............................      66
Average quality................................      A+
Investment grade...............................    94.6%
Effective maturity.............................    16.96 yrs.
Largest sectors:
   Hospitals...................................     14.8%
   Industrial development/pollution
   control revenue ............................     13.2
   Housing.....................................     11.7
   Electric utilities..........................      9.2
   General obligations........................       8.2

THE STATE OF THE STATE: Arkansas

The Arkansas economy is relatively diverse and is led by the manufacturing, service and trade sectors. Manufacturing is the largest of the three, employing 25% of the state's workforce. Unemployment, however, has remained above the national average.

The state's food processing industry has given a boost to the state's economic performance. Four of the nation's biggest poultry processors are located in Arkansas, including Tyson Foods, Inc., which has more than 18,000 employees in the state and is expanding a poultry processing center.

The state's main revenue sources -- sales and use, individual income, and corporate income taxes, all have been raised in recent years. Another factor in the state's fiscal stability has been its revenue stabilization law. This law, enacted in 1973, prohibits expenditures from exceeding revenues during any fiscal year. Arkansas also is considered to have a very low public debt burden.

In the near future, the construction industry, stimulated by population growth, is likely to provide additional job growth and strength to the state's economy.


COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN EV CLASSIC ARKANSAS TAX FREE FUND (INCLUDING SALES CHARGE) AND THE LEHMAN BROTHERS MUNICIPAL BOND INDEX

From February 28, 1994, through August 31, 1995

AVERAGE ANNUAL                          1                             Life
 TOTAL RETURN                         Year                          of Fund*
--------------                        ----                          --------
With CDSC                             4.5%                            3.1%
Without CDSC                          5.5%                            3.1%


DATE                             C. ARKANSAS                     LEHMAN BROS.
----                             -----------                     ------------
2/94+                               10000                           10000
3/94                                 9452                            9593
4/94                                 9543                            9674
5/94                                 9644                            9758
6/94                                 9500                            9701
7/94                                 9723                            9876
8/94                                 9795                            9910
9/94                                 9620                            9765
10/94                                9311                            9592
11/94                                9029                            9418
12/94                                9295                            9625
1/95                                 9617                            9900
2/95                                 9949                           10188
3/95                                10026                           10305
4/95                                10013                           10318
5/95                                10293                           10647
6/95                                10129                           10554
7/95                                10201                           10654
8/95                                10335                           10789

Past performance is not indicative of future results. Investment returns and principal will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Source: Towers Data Systems, Bethesda, MD.
* Investment operations commenced 2/9/94. +Index information is available only at month-end, therefore, the line comparison begins at the next month-end following the commencement of the Fund's investment operations.

FROM THE PORTFOLIO MANAGER:

[Photo of Timothy T. Browse]

"The supply of Arkansas bonds is limited. We take advantage of the ebbs and flows of supply and demand by buying larger blocks of bonds in the new issue market, when they are relatively attractive and more readily available and, over time, reselling them in smaller pieces as the supply dries up.

"We remain optimistic about the future of the municipal bond market. While worries about the possibility of dramatic tax reform have depressed the market, it is difficult to conceive of an approved tax reform package that will be as extreme as the plans now being discussed. The lessening of these fears, coupled with the ever-decreasing supply of bonds, should produce a positive picture for municipals bonds in the future."

                                            -Timothy T. Browse

                        EV Classic Georgia Tax Free Fund

YOUR INVESTMENT AT WORK
Savannah Resource Recovery
Development Authority

These bonds were issued in 1992 to refund a 1984 bond issue that financed a steam-generating waste-to-energy plant in Savannah.

The facility is set up to convert solid waste to steam for commercial sale.

Since it began operation, the plant has produced amounts of steam exceeding the required minimum for commercial sale.

PORTFOLIO OVERVIEW
Based on market value as of August 31, 1995
[Graphic of Georgia]

Number of issues...............................      76
Average quality................................      Aa
Investment grade...............................    96.4%
Effective maturity.............................   14.92 yrs.
Largest sectors:
   Utilities...................................    15.5%
   General obligations.........................    15.0
   Housing.....................................    13.9
   Insured hospitals...........................    13.2*
   Hospitals...................................    10.5

* Private insurance does not remove the risk of loss of principal due to changes in market conditions that is associated with these investments.

THE STATE OF THE STATE: Georgia

Georgia recovered quickly from the recession of the early 1990s and is demonstrating strong economic growth as the decade continues.

As a regional center, Atlanta has led the state's growth. According to the Selig Center for Economic Growth at the University of Georgia, Atlanta accounts for half the state's employment base, but creates seven out of ten of the state's new jobs. The Atlanta area is also benefiting from the current construction boom in preparation for the 1996 Summer Olympic Games, as well as economic activity generated by the Games themselves.

State population is growing at about twice the national average. Employment trends also have been positive and the state's unemployment rate stands significantly below the national rate. The Selig Center estimates that employment will rise 3.5% in 1995 and 3.2% in 1996. Many of the jobs will be in the service, wholesale and retail sectors. No sector is expected to lose jobs.

The Georgia state budget for the 1995 fiscal year is balanced. Although state debt has grown in recent years, the state's debt position is considered good.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN EV CLASSIC GEORGIA TAX FREE FUND (INCLUDING SALES CHARGE) AND THE LEHMAN BROTHERS MUNICIPAL BOND INDEX

From December 31, 1993, through August 31, 1995

AVERAGE ANNUAL                          1                             Life
 TOTAL RETURN                         Year                          of Fund*
--------------                        ----                          --------
With CDSC                             3.6%                            -0.1%
Without CDSC                          4.6%                            -0.1%

DATE                             C. GEORGIA                       LEHMAN BROS.
----                             ----------                       ------------
12/93+                              10000                            10000
1/94                                10136                            10114
2/94                                 9873                             9852
3/94                                 9354                             9451
4/94                                 9414                             9531
5/94                                 9455                             9614
6/94                                 9341                             9558
7/94                                 9514                             9730
8/94                                 9534                             9764
9/94                                 9369                             9621
10/94                                9120                             9450
11/94                                8836                             9279
12/94                                9093                             9483
1/95                                 9385                             9754
2/95                                 9664                            10038
3/95                                 9752                            10153
4/95                                 9728                            10165
5/95                                 9976                            10490
6/95                                 9810                            10398
7/95                                 9850                            10496
8/95                                 9973                            10630

Past performance is not indicative of future results. Investment returns and principal will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Source: Towers Data Systems, Bethesda, MD.
* Investment operations commenced 12/7/93. +Index information is available only at month-end, therefore, the line comparison begins at the next month-end following the commencement of the Fund's investment operations.

FROM THE PORTFOLIO MANAGER:

[Photo of David C. Reilly]

"The Olympics will help the economic base of the Atlanta area, which should, in turn, support the credit quality of local borrowers.

"We continue to watch the hospital sector as the health care industry continues to consolidate. Our goal is to avoid bonds issued by hospitals that are left out of the consolidation and affiliation process.

"We continue to believe that over the long term, the outlook for municipal bonds is favorable. Tax reform of the type that would impair or eliminate the franchise of municipal bonds is unlikely."

                                           - David C. Reilly

                        EV Classic Kentucky Tax Free Fund

YOUR INVESTMENT AT WORK
Fulton County
H.I.S. Kentucky, Inc.

The proceeds of these industrial development bonds were used to allow H.I.S. Kentucky, Inc., to build a plant in Fulton County. The facility was designed to stone-wash blue jeans and other clothing manufactured by the company.

H.I.S. Kentucky, Inc. is the holding company for Henry I.Siegel Company, a designer and manufacturer of moderately priced blue jeans and similar products under the Chic and H.I.S. labels. The company is a major seller of women's jeans in Europe.

A total of $9.5 million of the bonds were issued in 1995.

PORTFOLIO OVERVIEW
Based on market value as of August 31, 1995
[Graphic of Kentucky]

Number of issues...............................     89
Average quality................................    AA-
Investment grade...............................   98.8%
Effective maturity.............................  15.91 yrs.
Largest sectors:
   Lease revenue bonds.........................   21.4%
   Insured hospital............................   14.8*
   Industrial development/pollution
   control revenue ............................   11.4
   Insured water and sewer.....................    9.5*
   Electric utilities..........................    6.8

* Private insurance does not remove the risk of loss of principal due to changes in market conditions that is associated with these investments.

THE STATE OF THE STATE: Kentucky

Kentucky has aggressively pursued economic growth during the 1990s. As a result, the commonwealth has become more attractive as a location for businesses because of legislation passed in 1990 that expanded the commonwealth's General Fund to finance education reform. This tends to give employers confidence that they will have access to a well-trained workforce in the future.

Kentucky has seen a fairly rapid rate of growth in its service sector in recent years, with both the service and trade sectors contributing larger shares to its economy than manufacturing or coal mining.

Among the major recent projects are the Delta Airlines Inc. expansion of its facilities at the Cincinnati Airport. Delta has spent $300 million to establish a hub at the airport.

Another area of strength has been the automotive industry. Toyota Motor Corp. added 1,500 jobs through an expansion of its manufacturing facility near Georgetown. Ford Motor Co. has committed to a $650 million expansion of its truck plant in Louisville.

It is expected that growth in the state's economy will slow somewhat during the remainder of the decade. Still, that growth should continue at a rate higher than the national average.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN EV CLASSIC KENTUCKY TAX FREE FUND (INCLUDING SALES CHARGE) AND THE LEHMAN BROTHERS MUNICIPAL BOND INDEX

From December 31, 1993, through August 31, 1995

AVERAGE ANNUAL                          1                             Life
 TOTAL RETURN                         Year                          of Fund*
--------------                        ----                          --------
With CDSC                             5.3%                            0.8%
Without CDSC                          6.3%                            0.8%


DATE                             C. KENTUCKY                     LEHMAN BROS.
----                             -----------                     ------------
12/93+                              10000                           10000
1/94                                10097                           10114
2/94                                 9824                            9852
3/94                                 9285                            9451
4/94                                 9366                            9531
5/94                                 9428                            9614
6/94                                 9315                            9558
7/94                                 9520                            9730
8/94                                 9531                            9764
9/94                                 9335                            9621
10/94                                9066                            9450
11/94                                8814                            9279
12/94                                9083                            9483
1/95                                 9439                            9754
2/95                                 9741                           10038
3/95                                 9829                           10153
4/95                                 9828                           10165
5/95                                10120                           10490
6/95                                 9944                           10398
7/95                                10006                           10496
8/95                                10131                           10630

Past performance is not indicative of future results. Investment returns and principal will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Source: Towers Data Systems, Bethesda, MD.
* Investment operations commenced 12/7/93. +Index information is available only at month-end, therefore, the line comparison begins at the next month-end following the commencement of the Fund's investment operations.


FROM THE PORTFOLIO MANAGER

[Photo of Timothy T. Browse]

"In managing the Portfolio, we are shifting our emphasis more toward adding yield throughout all sectors because we believe the total return will come from a balance of coupon income and price appreciation.

"Although quality spreads are tight for higher-grade bonds, we feel there are opportunities in the nonrated and private placement sectors. These are extremely research-intensive investments and are a way that we look to add value to the Portfolio.

"This value-added research plus what we feel is an undervalued municipal bond market because of tax reform concerns give us confidence in the Portfolio's prospects going forward. "

                               - Timothy T. Browse

                       EV Classic Louisiana Tax Free Fund

YOUR INVESTMENT AT WORK
Bastrop City Industrial
Development Board
International Paper Co.

The proceeds from these bonds were used to finance solid waste disposal facilities, including a landfill cell, for International Paper's Louisiana mill, located in Bastrop.

These are tax-exempt bonds backed by a corporate guarantor, International Paper. Because they carry the company's guarantee, the bonds are rated A3/A-.

One aspect of this purchase that we particularly liked is that these bonds add geographic diversity to a single-state Portfolio because International Paper runs facilities throughout the country.

PORTFOLIO OVERVIEW
Based on market value as of August 31, 1995
[Graphic of Louisiana]

Number of issues...............................     47
Average quality................................    AA+
Investment grade...............................   97.3%
Effective maturity.............................  18.48 yrs.
Largest sectors:
   Housing.....................................   26.5%
   Insured general obligations local...........   17.6*
   Insured colleges and universities...........   10.3*
   Health care.................................    8.1
   Industrial development/pollution
   control revenue ............................    6.4

* Private insurance does not remove the risk of loss of principal due to changes in market conditions that is associated with these investments.

THE STATE OF THE STATE: Louisiana

Louisiana has suffered a recent spate of bad news; the good news is that none of it directly affects the Louisiana Portfolio. This summer, Standard & Poor's downgraded the state's general obligation rating from A to A-. Given both the state's checkered past with the rating agencies and the fact that Louisiana has been on a negative Creditwatch for almost 6 months, the downgrade was essentially a non-event in the credit market.

The rating agency cited concerns with the state's structural budgetary balance for the 1996 fiscal year and beyond, pivoting on the potential for significant cuts in Federal Medicaid funds to the state. Bonds in the Portfolio are largely insulated from the state's budget problems.

On top of the aforementioned difficulties, the Wall Street Journal recently published an article questioning the gaming industry's ability to be an economic savior for so many states. At the time this was written, Louisiana's gaming industry revenues were running below expectations in 1995. Again, bonds in the Louisiana Portfolio are not directly dependent on gaming revenues. While credit concerns swirl around the state, we remain confident of the credit quality of our Louisiana tax-exempt holdings.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN EV CLASSIC LOUISIANA TAX FREE FUND (INCLUDING SALES CHARGE) AND THE LEHMAN BROTHERS MUNICIPAL BOND INDEX

From February 28, 1994, through August 31, 1995

AVERAGE ANNUAL                          1                             Life
 TOTAL RETURN                         Year                          of Fund*
--------------                        ----                          --------
With CDSC                             3.9%                            1.3%
Without CDSC                          4.9%                            1.3%


DATE                            C. LOUISIANA                     LEHMAN BROS.
----                            ------------                     ------------
2/94+                               10000                           10000
3/94                                 9475                            9593
4/94                                 9578                            9674
5/94                                 9692                            9758
6/94                                 9569                            9701
7/94                                 9775                            9876
8/94                                 9767                            9910
9/94                                 9562                            9765
10/94                                9296                            9592
11/94                                9046                            9418
12/94                                9327                            9625
1/95                                 9674                            9900
2/95                                10010                           10188
3/95                                10068                           10305
4/95                                10027                           10318
5/95                                10246                           10647
6/95                                10062                           10554
7/95                                10138                           10654
8/95                                10243                           10789

Past performance is not indicative of future results. Investment returns and principal will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Source: Towers Data Systems, Bethesda, MD.
* Investment operations commenced 2/14/94. +Index information is available only at month-end, therefore, the line comparison begins at the next month-end following the commencement of the Fund's investment operations.

FROM THE PORTFOLIO MANAGER:

[Photo of Nicole Anderes]

"The secondary bond market has provided opportunities to diversify the Portfolio's structure and to add yield through higher coupon housing bonds.

"New issuance in Louisiana continues to be sporadic, and proposals to reform the country's tax system, especially flat tax proposals, are having a dampening effect on the municipal market.

"We remain convinced that any tax changes that are enacted will not be as radical as the plans that are being talked about now. Despite this uncertainty, 1995 has given us an opportunity to recoup losses suffered in 1994."

                                - Nicole Anderes

                        EV Classic Maryland Tax Free Fund

YOUR INVESTMENT AT WORK
Health & Higher Educational
Facilities Authority
Suburban Hospital

This $63 million bond issue was used to refund in advance the bonds the hospital issued in 1988 and 1992 to improve its facilities.

Suburban Hospital is a 380-bed acute care facility located in Bethesda, MD. Among the services it offers are orthopedics, cardiology, oncology and neurosurgery.

The hospital also runs a 23-bed comprehensive care unit, which provides skilled nursing services, and a 26-bed Addiction Treatment Center. Among its outpatient services is the largest ambulatory surgical service in Montgomery County.

PORTFOLIO OVERVIEW
Based on market value as of August 31, 1995
[Graphic of Maryland]

Number of issues...............................     74
Average quality................................    AA-
Investment grade...............................   97.6%
Effective maturity.............................  18.41 yrs.
Largest sectors:
   Hospital revenue............................   20.7%
   Insured hospital............................   17.9*
   Industrial development/pollution
   control revenue ............................   10.2
   Electric utilities..........................    7.7
   Housing.....................................    7.2

* Private insurance does not remove the risk of loss of principal due to changes in market conditions that is associated with these investments.

THE STATE OF THE STATE: Maryland

In terms of finances, Maryland remains one of the strongest states in the nation.State officials are proud of its "AAA" rating and have demonstrated their inclination to do whatever it takes to protect that rating during difficult times.

During the 1994 fiscal year, the state's general fund revenues exceeded estimates, a positive factor when compared to the period from 1990-1992, when there was a revenue shortfall.

Maryland is one of the nation's most affluent states, based on median household income. The population is concentrated in the metropolitan Washington, D.C. area and in and around Baltimore.

The state's largest employment sector is services, at more than 30%, followed by trade and government. Manufacturing employment has declined steadily during the last few years. Despite an increase in unemployment during the recession of the early 1990s, Maryland's unemployment has remained below national levels. Its rate in 1994 was 5.4%, compared to the national rate of 6.1%.

It is estimated that the state's population will continue to grow slightly and that its economy will grow at a slow, but steady, rate.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN EV CLASSIC MARYLAND TAX FREE FUND (INCLUDING SALES CHARGE) AND THE LEHMAN BROTHERS MUNICIPAL BOND INDEX

From December 31, 1993, through August 31, 1995

AVERAGE ANNUAL                          1                             Life
 TOTAL RETURN                         Year                          of Fund*
--------------                        ----                          --------
With CDSC                             5.9%                            1.1%
Without CDSC                          6.9%                            1.1%


DATE                             C. MARYLAND                     LEHMAN BROS.
----                             -----------                     ------------
12/93+                              10000                           10000
1/94                                10117                           10114
2/94                                 9825                            9852
3/94                                 9238                            9451
4/94                                 9239                            9531
5/94                                 9361                            9614
6/94                                 9248                            9558
7/94                                 9462                            9730
8/94                                 9494                            9764
9/94                                 9289                            9621
10/94                                9052                            9450
11/94                                8791                            9279
12/94                                9120                            9483
1/95                                 9433                            9754
2/95                                 9786                           10038
3/95                                 9874                           10153
4/95                                 9850                           10165
5/95                                10152                           10490
6/95                                 9933                           10398
7/95                                10016                           10496
8/95                                10150                           10630

Past performance is not indicative of future results. Investment returns and principal will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Source: Towers Data Systems, Bethesda, MD.
* Investment operations commenced 12/10/93. +Index information is available only at month-end, therefore, the line comparison begins at the next month-end following the commencement of the Fund's investment operations.

FROM THE PORTFOLIO MANAGER:

[Photo of Timothy T. Browse]

"The Maryland Portfolio shows a heavy representation of hospital bonds. The state's strong hospital infrastructure makes us more comfortable with holding a large portion of the Portfolio in this sector. Over time, our goal of Portfolio diversification may cause us to trim these hospital holdings.

"We continue to be optimistic about the municipal bond market. The market has been depressed by worries about possible dramatic tax reform, but it's hard to imagine an approved tax reform package as extreme as the plans now being discussed. The lessening of these fears, coupled with the ever-decreasing supply of bonds, should produce a positive future for municipal bonds."

                               - Timothy T. Browse

                        EV Classic Missouri Tax Free Fund

YOUR INVESTMENT AT WORK
Environmental and Energy
Resource Authority
Water Pollution Control Bonds

The Revolving Fund, controlled by the state Department of Natural Resources and Clean Water Commission, was established in 1987 to finance construction of wastewater treatment facilities.

The proceeds of these bonds, issued in 1994, are used to finance the improvement and extension of sewerage systems in a variety of communities around the state.

The participating communities comprise a diverse group, with no one city dominating. After the offering,Duckett Creek Sewer District was expected to have nearly 20% of the bonds outstanding. Each city's bonds have been approved by voters.

PORTFOLIO OVERVIEW
Based on market value as of August 31, 1995
[Graphic of Missouri]

Number of issues...............................      80
Average quality................................      Aa
Investment grade...............................    98.4%
Effective maturity.............................   15.23 yrs.
Largest sectors:
   Insured hospitals...........................    18.4%*
   Insured utilities...........................    11.4*
   Hospitals...................................    10.5
   Insured general obligations.................     9.3*
   Water & sewer...............................     9.1*

* Private insurance does not remove the risk of loss of principal due to changes in market conditions that is associated with these investments.

THE STATE OF THE STATE: Missouri

Missouri has a strong and diverse economy, with a greater-than-average dependence on manufacturing jobs. The largest sectors are transportation equipment, machinery and chemicals.

The largest creator of jobs and income in the state is currently the service sector, which is responsible for one quarter of all jobs. Manufacturing accounts for slightly less than one-fifth.

The state has continued to grow during the past 12 months, buoyed by growth in the area of transportation equipment.

One segment of Missouri's economy that has grown significantly is tourism, led by the city of Branson's development as a destination resort for music and entertainment. While adding one attraction after another, this rural city has quickly developed into one of the nation's major tourist attractions.

Missouri is expected to demonstrate continued growth in the near future. However, it is somewhat vulnerable to any defense cutbacks, as McDonnell Douglas Corp. is the state's largest employer.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN EV CLASSIC MISSOURI TAX FREE FUND (INCLUDING SALES CHARGE) AND THE LEHMAN BROTHERS MUNICIPAL BOND INDEX

From December 31, 1993, through August 31, 1995


AVERAGE ANNUAL                          1                             Life
 TOTAL RETURN                         Year                          of Fund*
--------------                        ----                          --------
With CDSC                             6.1%                            1.8%
Without CDSC                          7.1%                            1.8%


DATE                             C. MISSOURI                     LEHMAN BROS.
----                             -----------                     ------------
12/93+                              10000                           10000
1/94                                10106                           10114
2/94                                 9855                            9852
3/94                                 9299                            9451
4/94                                 9340                            9531
5/94                                 9433                            9614
6/94                                 9350                            9558
7/94                                 9544                            9730
8/94                                 9566                            9764
9/94                                 9362                            9621
10/94                                9105                            9450
11/94                                8824                            9279
12/94                                9121                            9483
1/95                                 9475                            9754
2/95                                 9807                           10038
3/95                                 9884                           10153
4/95                                 9881                           10165
5/95                                10235                           10490
6/95                                10070                           10398
7/95                                10110                           10496
8/95                                10244                           10630


Past performance is not indicative of future results. Investment returns and principal will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Source: Towers Data Systems, Bethesda, MD.
* Investment operations commenced 12/7/93. +Index information is available only at month-end, therefore, the line comparison begins at the next month-end following the commencement of the Fund's investment operations.

FROM THE PORTFOLIO MANAGER:

[Photo of Cynthia J. Clemson]

"We continue to be selective when looking at hospital bonds because of the uncertainty of the health care market throughout the U.S.. This is one area in which the contributions of our Research Department are especially important. However, we do feel that hospital bonds can add value and diversification to the overall Portfolio.

"The Missouri bond market continued to be characterized by low issuance. This factor, combined with narrow quality spreads between AA-rated and insured bonds, caused us to focus on slightly upgrading the Portfolio quality. We also balanced a large weighting in high-quality bonds with positions in higher-yielding issues to boost the Fund's income."

                              - Cynthia J. Clemson

           EV Classic North Carolina Tax Free Fund

YOUR INVESTMENT AT WORK
University of North Carolina
University Hospital, Chapel Hill

These bonds were issued to pay for providing new facilities at the University of North Carolina Hospital at Chapel Hill.

UNC Hospital provides comprehensive health care services including general acute care, specialized care, outpatient services, psychiatric and rehabilitative services. In addition, the hospital supports the university's teaching and research needs.

The bond issue, totaling nearly $60 million, was issued in 1992.

PORTFOLIO OVERVIEW
Based on market value as of August 31, 1995
[Graphic of North Carolina]

Number of issues...............................   90
Average quality................................   Aa
Investment grade...............................   98.6%
Effective maturity.............................   15.33 yrs.
Largest sectors:
  Hospitals...................................    18.8%
  Utilities...................................    12.3
  Insured hospital............................    10.6*
  Housing.....................................     9.1
  General obligations.........................     8.7

* Private insurance does not remove the risk of loss of principal due to changes in market conditions that is associated with these investments.

THE STATE OF THE STATE: North Carolina

Having recovered well from the recession of the early 1990s, North Carolina has continued to see significant growth throughout the decade. The state's economy continues to be led by the manufacturing sector -- principally machinery, textiles and furniture. However, high technology and financial services continue to grow, rapidly with Charlotte and Raleigh developing as regional banking centers.

In its attempts to attract new business, the state is assisted by its low wages, the low cost of housing and what is viewed as an attractive quality of life. North Carolina is not expected to maintain its rapid growth rate, but should continue to grow at a rate higher than the national average.

North Carolina's conservative style of fiscal management and its low debt levels provide long-term, fundamental credit support.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN EV CLASSIC NORTH CAROLINA TAX FREE FUND (INCLUDING SALES CHARGE) AND THE LEHMAN BROTHERS MUNICIPAL BOND INDEX

From December 31, 1993, through August 31, 1995

AVERAGE ANNUAL             1               Life
 TOTAL RETURN             Year             of Fund*
--------------            ----             --------
With CDSC                4.0%              0.6%
Without CDSC             5.0%              0.6%


DATE              C. N. CAROLINA          LEHMAN BROS.
----              --------------          ------------
12/93+               10000              10000
1/94                 10117              10114
2/94                  9886              9852
3/94                  9419              9451
4/94                  9450              9531
5/94                  9503              9614
6/94                  9400              9558
7/94                  9554              9730
8/94                  9586              9764
9/94                  9432              9621
10/94                 9175              9450
11/94                 8893              9279
12/94                 9171              9483
1/95                  9495              9754
2/95                  9796              10038
3/95                  9895              10153
4/95                  9872              10165
5/95                 10121              10490
6/95                  9934              10398
7/95                  9975              10496
8/95                 10067              10630


Past performance is not indicative of future results. Investment returns and principal will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Source: Towers Data Systems, Bethesda, MD.

* Investment operations commenced 12/7/93. +Index information is available only at month-end, therefore, the line comparison begins at the next month-end following the commencement of the Fund's investment operations.

FROM THE PORTFOLIO MANAGER:

[Photo of David C. Reilly]

"We have kept a close watch on North Carolina utility bonds during the year. We switched out of Catawba bonds, which are issued by the power authority serving the western half of the state, and into bonds issued by the North Carolina Eastern Municipal Power Authority. This strategy has resulted in additional yield and total return performance for the Portfolio.

"We expect North Carolina bonds to hold their value, largely because new debt issuance in the state is quite low. In fact, debt issued in the state from January through June, 1995 is 60% lower than that of the equivalent period in 1994."

                - David C. Reilly

                         EV Classic Oregon Tax Free Fund

YOUR INVESTMENT AT WORK
Oregon Housing, Educational
& Cultural Facilities Authority
Reed College

The greatest portion of the proceeds of these bonds allowed Reed College to renovate student housing facilities. The funds also were used to acquire land, improve the college library, construct campus parking facilities and add a pedestrian bridge over a lake located on college property. The bonds were issued in 1991.

Reed College, founded in 1909, is a private school located near downtown Portland. Its student body numbers about 1,100.

PORTFOLIO OVERVIEW
Based on market value as of August 31, 1995
[Graphic of Oregon]

Number of issues...............................     80
Average quality................................     Aa
Investment grade...............................   97.3%
Effective maturity.............................  15.35 yrs.
Largest sectors:
   General obligation..........................   17.7%
   Utilities...................................   14.3
   Insured general obligation..................   11.6*
   Housing.....................................    8.8
   Special tax revenue.........................    6.8

* Private insurance does not remove the risk of loss of principal due to changes in market conditions that is associated with these investments.

THE STATE OF THE STATE: Oregon

Oregon continues to benefit from strong economic growth. The state's levels of payroll employment have continued to increase through May.

While most employment gains have been in the service and trade sectors, the construction sector also has been busy. Continued population growth and relatively low office vacancy rates have caused significant residential and commercial building activity.

In the second half of 1995, the economy is expected to be further helped by Hyundai's plans to build a $1.3 billion computer chip plant near Eugene. When completed, the facility is expected to employ about 900 workers.

Oregon has aggressively pursued high technology manufacturers. However, the Yamhill County Commissioners recently rejected a proposal to grant property tax relief for a new silicon wafer plant. It was the first rejection of such a proposal under the state's Strategic Investment Program and demonstrates the state's commitment to achieving balanced growth. The state's income, population and employment growth all are expected to exceed the national average through the remainder of the decade, though future job growth will be limited by tight labor markets.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN EV CLASSIC OREGON TAX FREE FUND (INCLUDING SALES CHARGE) AND THE LEHMAN BROTHERS MUNICIPAL BOND INDEX

From December 31, 1993, through August 31, 1995

AVERAGE ANNUAL                          1                             Life
 TOTAL RETURN                         Year                          of Fund*
--------------                        ----                          --------
With CDSC                             6.1%                            1.3%
Without CDSC                          7.1%                            1.3%


DATE                              C. OREGON                      LEHMAN BROS.
----                              ---------                      ------------
12/93+                              10000                           10000
1/94                                10097                           10114
2/94                                 9904                            9852
3/94                                 9335                            9451
4/94                                 9385                            9531
5/94                                 9446                            9614
6/94                                 9342                            9558
7/94                                 9525                            9730
8/94                                 9546                            9764
9/94                                 9339                            9621
10/94                                9080                            9450
11/94                                8818                            9279
12/94                                9126                            9483
1/95                                 9480                            9754
2/95                                 9833                           10038
3/95                                 9920                           10153
4/95                                 9906                           10165
5/95                                10207                           10490
6/95                                10041                           10398
7/95                                10091                           10496
8/95                                10224                           10630


Past performance is not indicative of future results. Investment returns and principal will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Source: Towers Data Systems, Bethesda, MD.
* Investment operations commenced 12/28/93. +Index information is available only at month-end, therefore, the line comparison begins at the next month-end following the commencement of the Fund's investment operations.

FROM THE PORTFOLIO MANAGER:

[Photo of Cynthia J. Clemson]

"The Oregon bond market is characterized by low issuance, with issuance down over 50% year-to-date, compared to 22% nationally. This larger-than-average decline in issuance is a result of greater-than-average issuance prior to the 1994 tax initiative ballots.

"We are continually looking for bonds that will allow us to increase the overall call protection of the Portfolio. In part because of the lack of new issues, this is a slow process."

                              - Cynthia J. Clemson

                     EV Classic South Carolina Tax Free Fund

YOUR INVESTMENT AT WORK
Chester County
Springs Industries, Inc.

These industrial development bonds were issued in 1992 to refund bonds issued in 1968. The 1968 bonds allowed the company to build a new textile manufacturing facility in Chester County. It was completed in 1969.

Springs Industries, Inc. is a major manufacturer and marketer of home furnishings, finished fabrics and industrial products.

The company's headquarters are in Fort Mill,S.C. The company operates 45 manufacturing facilities in 10 states, Belgium and England. Among its home furnishings are products sold under the Springmaid and Wamsutta brands.

PORTFOLIO OVERVIEW
Based on market value as of August 31, 1995
[Graphic of South Carolina]

Number of issues...............................    65
Average quality................................    Aa
Investment grade...............................  97.1%
Effective maturity.............................  15.9 yrs.
Largest sectors:
   Industrial development .....................  18.0%
   Utilities...................................  13.5
   Insured utilities...........................  12.5*
   Housing.....................................   9.5
   Insured lease/certificate of
   participation...............................   7.3*

* Private insurance does not remove the risk of loss of principal due to changes in market conditions that is associated with these investments.

THE STATE OF THE STATE: So. Carolina

South Carolina's strong growth continued during the past year, leading to a more diverse economy that relies less on agriculture and textiles and more on the service sector and on higher-skilled manufacturing jobs.

Business views the state as a favorable location because of its tax structure and low cost of living. A major contributor to the state's economic growth has been the Bavarian Motor Works manufacturing plant in Spartanburg County, which is now operational and is expected to be running at full capacity in 1996. It is estimated that this facility will add 4,000 direct and indirect jobs to the state.

Future growth is likely to be focused in metropolitan areas -- Charlestown, Columbia and Greenville. In addition, tourism in South Carolina continues to grow.

The state still wrestles with alternatives for dealing with local property tax burdens. One plan would gradually relieve property taxes until all such taxes are eliminated. Another would allow voters to approve a one-cent sales tax increase to eliminate the property tax all at once.

South Carolina benefits from conservative fiscal management and relatively low debt. During the last year, the state has put into effect several changes to help balance its budget and make budgeting more predictable.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN EV CLASSIC SOUTH CAROLINA TAX FREE FUND (INCLUDING SALES CHARGE) AND THE LEHMAN BROTHERS MUNICIPAL BOND INDEX

From February 28, 1994, through August 31, 1995

AVERAGE ANNUAL                          1                             Life
 TOTAL RETURN                         Year                          of Fund*
--------------                        ----                          --------
With CDSC                             4.4%                            0.8%
Without CDSC                          5.4%                            0.8%


DATE                           C. S. CAROLINA                    LEHMAN BROS.
----                           --------------                    ------------
2/94+                               10000                           10000
3/94                                 9438                            9593
4/94                                 9498                            9674
5/94                                 9558                            9758
6/94                                 9454                            9701
7/94                                 9636                            9876
8/94                                 9657                            9910
9/94                                 9501                            9765
10/94                                9253                            9592
11/94                                8991                            9418
12/94                                9236                            9625
1/95                                 9548                            9900
2/95                                 9837                           10188
3/95                                 9934                           10305
4/95                                 9910                           10318
5/95                                10168                           10647
6/95                                10024                           10554
7/95                                10053                           10654
8/95                                10176                           10789


Past performance is not indicative of future results. Investment returns and principal will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Source: Towers Data Systems, Bethesda, MD.

* Investment operations commenced 2/14/94. +Index information is available only at month-end, therefore, the line comparison begins at the next month-end following the commencement of the Fund's investment operations.

FROM THE PORTFOLIO MANAGER:

[Photo of David C. Reilly]

"We have remained cautious in acquiring utility bonds, a strategy that paid off when Piedmont Municipal Power Agency was downgraded from A- to BBB in late July. Because the Portfolio held only one Piedmont bond, we avoided most of the pain associated with this downgrade.

"New bond issuance in South Carolina has decreased dramatically in the last year, with the number of new issues from January through June 1995, almost 75% less than new issuance during the previous period. This is one reason why we are optimistic about the performance of South Carolina debt."

                                - David C. Reilly

                       EV Classic Tennessee Tax Free Fund

YOUR INVESTMENT AT WORK
Maury County Industrial
Development Board
Saturn Corp.

The bonds were issued in 1994 to refund bonds that were originally used to finance equipment at the Saturn facility in Spring Hill. The Saturn plant was part of a multi-billion-dollar project created by General Motors, with a goal of developing a state-of-the-art automobile manufacturing facility.

The proceeds of the original bonds were used to purchase and install air and water pollution control equipment and solid waste disposal facilities at the Saturn plant. The bonds are the obligations of the Saturn Corp. and also are backed by General Motors.

PORTFOLIO OVERVIEW
Based on market value as of August 31, 1995
[Graphic of Tennessee]

Number of issues...............................     59
Average quality................................    Aa-
Investment grade...............................   98.3%
Effective maturity.............................  16.87 yrs.
Largest sectors:
   Insured hospitals...........................   21.9%*
   Housing.....................................   16.2
   Industrial development revenue..............   16.0
   Pooled loans................................    6.7
   Insured water & sewer.......................    4.8*

* Private insurance does not remove the risk of loss of principal due to changes in market conditions that is associated with these investments.

THE STATE OF THE STATE: Tennessee

Tennessee's economy still relies on manufacturing, but is diversifying as the services sector grows in size and importance. Growth has been steady during the past several years.

The state's efforts to develop its economy continue to be rewarded. In 1992 and 1993, for example, economic development projects, including both new projects and the expansion of existing facilities, totaled more than $2 billion annually.

Within the manufacturing sector, apparel manufacturing is the largest segment, with automobile equipment only slightly smaller.

The state's TennCare comprehensive health care program, which relies on managed care to reduce costs, is expected to benefit the state's economic condition in the long run. However, initial TennCare expenses exceeded estimates and required some budget-balancing actions during the past year.

State fiscal operations benefit from a conservative management style and continued relatively low debt levels.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN EV CLASSIC TENNESSEE TAX FREE FUND (INCLUDING SALES CHARGE) AND THE LEHMAN BROTHERS MUNICIPAL BOND INDEX

From December 31, 1993, through August 31, 1995

AVERAGE ANNUAL                          1                             Life
 TOTAL RETURN                         Year                          of Fund*
--------------                        ----                          --------
With CDSC                             5.3%                            0.9%
Without CDSC                          6.3%                            0.9%


DATE                            C. TENNESSEE                     LEHMAN BROS.
----                            ------------                     ------------
12/93+                              10000                           10000
1/94                                10112                           10114
2/94                                 9840                            9852
3/94                                 9273                            9451
4/94                                 9274                            9531
5/94                                 9366                            9614
6/94                                 9273                            9558
7/94                                 9477                            9730
8/94                                 9499                            9764
9/94                                 9314                            9621
10/94                                9046                            9450
11/94                                8775                            9279
12/94                                9053                            9483
1/95                                 9419                            9754
2/95                                 9762                           10038
3/95                                 9819                           10153
4/95                                 9785                           10165
5/95                                10066                           10490
6/95                                 9891                           10398
7/95                                 9954                           10496
8/95                                10100                           10630


Past performance is not indicative of future results. Investment returns and principal will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Source: Towers Data Systems, Bethesda, MD.
* Investment operations commenced 12/9/93. +Index information is available only at month-end, therefore, the line comparison begins at the next month-end following the commencement of the Fund's investment operations.

FROM THE PORTFOLIO MANAGER:

[Photo of Cynthia J. Clemson]

"We like to buy industrial development bonds whenever possible because they offer an attractive combination of yield and security. Over the past year, we have added to our positions in industrial development bonds used to finance facilities for both Saturn and DuPont.

"Quality spreads for medium-grade bonds are very tight. As a result, we have focused on adding both higher quality bonds and on purchasing higher yielding bonds of slightly lower quality."

                               - Cynthia J. Clemson

                        EV Classic Virginia Tax Free Fund

YOUR INVESTMENT AT WORK
Prince William County
Potomac Hospital

The proceeds from this issue are being used to pay for construction and renovation of the Potomac Hospital, located in Prince William County.

Additionally, funds are being used to acquire a medical office building in Stafford County, refund outstanding bonds and refinance the hospital's 1991 lease of cardiac catheterization equipment.

A total of $22 million of these bonds were issued in 1995 by the Prince William County Industrial Development Authority.

PORTFOLIO OVERVIEW
Based on market value as of August 31, 1995
[Graphic of Virginia]

Number of issues...............................      94
Average quality................................      Aa-
Investment grade...............................     95.8%
Effective maturity.............................     16.24 yrs.
Largest sectors:
   Hospitals...................................     16.7%
   Lease/certificates of participation.........     11.2
   Housing ....................................     10.9
   Education...................................     10.1
   Insured hospital............................      7.6*

* Private insurance does not remove the risk of loss of principal due to changes in market conditions that is associated with these investments.

THE STATE OF THE STATE: Virginia

The Virginia economy remains diversified and relatively strong. This vitality is demonstrated by the fact that economic growth was stronger in the first quarter of 1995 than in the last quarter of 1994.

Employment figures set new records, and employment gains were seen in all the state's eight metropolitan areas. Military and civilian defense employment in the state declined nearly 3% in 1994, though Virginia remained the second-ranking state in terms of military payrolls. It is expected that the commonwealth will continue to lose some military and military-related jobs, but it is expected to add more than enough jobs in other areas to offset the loss.

The service sector is Virginia's largest source of employment and is expected to be the fastest growing segment of the economy in the next few years. High technology industries have grown considerably in the northern part of the state in recent years. The manufacturing, tourism and technology segments are expected to lead the state's growth in the near future.

Virginia's economic picture is aided by its conservative fiscal management and low debt burden.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN EV CLASSIC VIRGINIA TAX FREE FUND (INCLUDING SALES CHARGE) AND THE LEHMAN BROTHERS MUNICIPAL BOND INDEX

From December 31, 1993, through August 31, 1995

AVERAGE ANNUAL                          1                             Life
 TOTAL RETURN                         Year                          of Fund*
--------------                        ----                          --------
With CDSC                             5.5%                            1.0%
Without CDSC                          6.5%                            1.0%


DATE                             C. VIRGINIA                     LEHMAN BROS.
----                             -----------                     ------------
12/93+                              10000                           10000
1/94                                10084                           10114
2/94                                 9833                            9852
3/94                                 9356                            9451
4/94                                 9429                            9531
5/94                                 9463                            9614
6/94                                 9340                            9558
7/94                                 9485                            9730
8/94                                 9540                            9764
9/94                                 9408                            9621
10/94                                9161                            9450
11/94                                8911                            9279
12/94                                9159                            9483
1/95                                 9474                            9754
2/95                                 9799                           10038
3/95                                 9899                           10153
4/95                                 9876                           10165
5/95                                10180                           10490
6/95                                 9994                           10398
7/95                                10025                           10496
8/95                                10161                           10630

Past performance is not indicative of future results. Investment returns and principal will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Source: Towers Data Systems, Bethesda, MD.

* Investment operations commenced 12/17/93. +Index information is available only at month-end, therefore, the line comparison begins at the next month-end following the commencement of the Fund's investment operations.

FROM THE PORTFOLIO MANAGER:

[Photo of David C. Reilly]

"The health care industry continues to go through a consolidation, with hospitals forming alliances with health maintenance organizations or merging with other institutions.

"We feel that the hospitals that are left out of this consolidation may face a shaky future, and as a result we continue to watch the hospital sector closely.

"We believe that the long-term future of municipal, bonds is strong. On a simple supply-and-demand basis, their value should be enhanced by the fact that fewer new bonds are being issued now than previously."

                                - David C. Reilly

                                    -------

                           EV Classic Tax Free Funds
                              Financial Statements
                      STATEMENTS OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
                                August 31, 1995
--------------------------------------------------------------------------------

                                                                  CLASSIC      CLASSIC      CLASSIC       CLASSIC
                                                                  ALABAMA      ARKANSAS     GEORGIA       KENTUCKY
                                                                    FUND         FUND         FUND          FUND
                                                                 ----------    --------    ----------    ----------
ASSETS:
  Investments --
     Identified cost                                             $9,363,913    $513,259    $2,490,451    $1,926,544
     Unrealized appreciation (depreciation)                         132,946        (203)      (22,349)     (135,405)
                                                                 ----------    --------    ----------    ----------
       Total investment in Portfolio, at value (Note 1A)         $9,496,859    $513,056    $2,468,102    $1,791,139
  Receivable for Fund shares sold                                    --          --             5,001        --
  Receivable from the Administrator (Note 4)                         11,742      15,164        16,832        27,092
  Deferred organization expenses (Note 1D)                            8,872       6,630         8,026         8,214
                                                                 ----------    --------    ----------    ----------
          Total assets                                           $9,517,473    $534,850    $2,497,961    $1,826,445
                                                                 ----------    --------    ----------    ----------
LIABILITIES:
  Dividends payable                                              $   10,398    $    590    $    2,802    $    2,074
  Payable for Fund shares redeemed                                   76,418      --             6,717        --
  Payable to affiliates --
     Trustees' fees                                                      27      --            --            --
     Custodian fee                                                      584         584           500           584
  Accrued expenses                                                    3,148         283           945           706
                                                                 ----------    --------    ----------    ----------
          Total liabilities                                      $   90,575    $  1,457    $   10,964    $    3,364
                                                                 ----------    --------    ----------    ----------
NET ASSETS                                                       $9,426,898    $533,393    $2,486,997    $1,823,081
                                                                 ==========    ========    ==========    ==========
SOURCES OF NET ASSETS:
  Paid-in capital                                                $9,839,889    $555,221    $2,751,810    $2,055,547
  Accumulated net realized loss on investment and financial
     futures transactions (computed on the basis of identified
     cost)                                                         (571,499)    (23,421)     (247,758)     (100,200)
  Accumulated undistributed net investment income                    25,562       1,796         5,294         3,139
  Unrealized appreciation (depreciation) of investments and
     financial futures contracts from Portfolio (computed on
     the basis of identified cost)                                  132,946        (203)      (22,349)     (135,405)
                                                                 ----------    --------    ----------    ----------
          Total                                                  $9,426,898    $533,393    $2,486,997    $1,823,081
                                                                 ==========    ========    ==========    ==========
SHARES OF BENEFICIAL INTEREST OUTSTANDING                           991,720      55,622       270,746       195,625
                                                                 ==========    ========    ==========    ==========
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION
  PRICE (NOTE 6) PER SHARE
  (net assets / shares of beneficial interest outstanding)            $9.51       $9.59         $9.19         $9.32
                                                                      =====       =====         =====         =====


                       See notes to financial statements

                                    -------

                      STATEMENTS OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
                                August 31, 1995
--------------------------------------------------------------------------------

                                                            CLASSIC       CLASSIC       CLASSIC         CLASSIC
                                                           LOUISIANA      MARYLAND      MISSOURI     NORTH CAROLINA
                                                              FUND          FUND          FUND            FUND
                                                           ----------    ----------    ----------    --------------
ASSETS:
  Investments --
     Identified cost                                       $2,408,599    $  942,269    $3,151,119      $6,046,335
     Unrealized appreciation (depreciation)                    11,726       (27,271)      (22,513)         59,664
                                                           ----------    ----------    ----------      ----------
       Total investment in Portfolio, at value (Note 1A)   $2,420,325    $  914,998    $3,128,606      $6,105,999
  Receivable for Fund shares sold                              --               150        17,984         --
  Receivable from the Administrator (Note 4)                   10,912        19,261        20,693          17,410
  Deferred organization expenses (Note 1D)                      7,653         6,639         6,195           5,860
                                                           ----------    ----------    ----------      ----------
          Total assets                                     $2,438,890    $  941,048    $3,173,478      $6,129,269
                                                           ----------    ----------    ----------      ----------
LIABILITIES:
  Dividends payable                                        $    2,925    $    1,049    $    3,472      $    6,999
  Payable for Fund shares redeemed                             50,314            50         4,740           5,030
  Payable to affiliates --
     Trustees' fees                                            --            --            --                  27
     Custodian fee                                                 84           584            84             500
  Accrued expenses                                              1,186           387         1,884           1,942
                                                           ----------    ----------    ----------      ----------
          Total liabilities                                $   54,509    $    2,070    $   10,180      $   14,498
                                                           ----------    ----------    ----------      ----------
NET ASSETS                                                 $2,384,381    $  938,978    $3,163,298      $6,114,771
                                                           ==========    ==========    ==========      ==========
SOURCES OF NET ASSETS:
  Paid-in capital                                          $2,513,389    $1,009,357    $3,320,530      $6,472,235
  Accumulated net realized loss on investment and
     financial futures transactions (computed on the
     basis of identified cost)                               (151,087)      (45,087)     (140,712)       (434,353)
  Accumulated undistributed net investment income              10,353         1,979         5,993          17,225
  Unrealized appreciation (depreciation) of investments
     and financial futures contracts from Portfolio
     (computed on the basis of identified cost)                11,726       (27,271)      (22,513)         59,664
                                                           ----------    ----------    ----------      ----------
          Total                                            $2,384,381    $  938,978    $3,163,298      $6,114,771
                                                           ==========    ==========    ==========      ==========
SHARES OF BENEFICIAL INTEREST OUTSTANDING                     252,473       100,121       333,512         659,253
                                                           ==========    ==========    ==========      ==========
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION
  PRICE (NOTE 6) PER SHARE
  (net assets / shares of beneficial interest
  outstanding)                                                  $9.44         $9.38         $9.48           $9.28
                                                                =====         =====         =====           =====


                       See notes to financial statements

                                    -------

                      STATEMENTS OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
                                August 31, 1995
--------------------------------------------------------------------------------

                                                         CLASSIC          CLASSIC          CLASSIC        CLASSIC
                                                          OREGON       SOUTH CAROLINA     TENNESSEE       VIRGINIA
                                                           FUND             FUND             FUND           FUND
                                                        ----------     --------------     ----------     ----------
ASSETS:
  Investments --
     Identified cost                                    $1,056,984       $1,222,108       $1,083,644     $1,428,577
     Unrealized appreciation (depreciation)                (83,634)             219          (19,653)        36,670
                                                        ----------       ----------       ----------     ----------
       Total investment in Portfolio, at value (Note
          1A)                                           $  973,350       $1,222,327       $1,063,991     $1,465,247
  Receivable for Fund shares sold                           --                8,000           --             --
  Receivable from the Administrator (Note 4)                20,572           14,531           16,782         19,518
  Deferred organization expenses (Note 1D)                   6,887            5,918            5,415          6,061
                                                        ----------       ----------       ----------     ----------
          Total assets                                  $1,000,809       $1,250,776       $1,086,188     $1,490,826
                                                        ----------       ----------       ----------     ----------
LIABILITIES:
  Dividends payable                                     $    1,084       $    1,392       $    1,247     $    1,723
  Payable for Fund shares redeemed                          --                2,952           --             --
  Payable to affiliate --
     Custodian fee                                              84              584               23            551
  Accrued expenses                                           1,156              460              656            592
                                                        ----------       ----------       ----------     ----------
          Total liabilities                             $    2,324       $    5,388       $    1,926     $    2,866
                                                        ----------       ----------       ----------     ----------
NET ASSETS                                              $  998,485       $1,245,388       $1,084,262     $1,487,960
                                                        ==========       ==========       ==========     ==========
SOURCES OF NET ASSETS:
  Paid-in capital                                       $1,148,985       $1,423,136       $1,151,003     $1,590,913
  Accumulated net realized loss on investment and
     financial futures transactions (computed on the
     basis of identified cost)                             (68,979)        (181,560)         (48,956)      (141,795)
  Accumulated undistributed net investment income            2,113            3,593            1,868          2,172
  Unrealized appreciation (depreciation) of
     investments and financial futures contracts from
     Portfolio (computed on the basis of identified
     cost)                                                 (83,634)             219          (19,653)        36,670
                                                        ----------       ----------       ----------     ----------
          Total                                         $  998,485       $1,245,388       $1,084,262     $1,487,960
                                                        ==========       ==========       ==========     ==========
SHARES OF BENEFICIAL INTEREST OUTSTANDING                  105,729          132,239          116,232        159,557
                                                        ==========       ==========       ==========     ==========
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION
  PRICE (NOTE 6) PER SHARE
  (net assets / shares of beneficial interest
  outstanding)                                               $9.44            $9.42            $9.33          $9.33
                                                             =====            =====            =====          =====


                       See notes to financial statements

                                    -------

                            STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------
                           Year Ended August 31, 1995
--------------------------------------------------------------------------------

                                                                     CLASSIC     CLASSIC      CLASSIC     CLASSIC
                                                                     ALABAMA     ARKANSAS     GEORGIA     KENTUCKY
                                                                      FUND         FUND        FUND         FUND
                                                                    ---------    --------    ---------    --------
INVESTMENT INCOME (NOTE 1B):
  Interest income allocated from Portfolio                          $ 640,949    $ 33,895    $ 156,681    $124,286
  Expenses allocated from Portfolio                                   (48,160)     (2,523)     (11,570)     (9,712)
                                                                    ---------    --------    ---------    --------
       Net investment income from Portfolio                         $ 592,789    $ 31,372    $ 145,111    $114,574
                                                                    ---------    --------    ---------    --------
  Expenses --
     Compensation of Trustees not members of the Administrator's
       organization (Note 4)                                        $     176    $  --       $   --       $  --
     Distribution costs (Note 5)                                       97,288       5,391       23,981      18,873
     Custodian fee (Note 4)                                             3,416       2,881        1,507       4,262
     Transfer and dividend disbursing agent fees                        8,624         143        2,698       1,855
     Printing and postage                                              10,772       3,631        6,318      11,058
     Legal and accounting services                                      8,898       3,195        6,313       5,798
     Registration costs                                                 1,223       2,000           28         800
     Amortization of organization expenses (Note 1D)                    2,715       1,934        2,456       2,515
     Miscellaneous                                                      2,021       1,509        1,293       1,137
                                                                    ---------    --------    ---------    --------
       Total expenses                                               $ 135,133    $ 20,684    $  44,594    $ 46,298
  Deduct allocation of expenses to the Administrator (Note 4)          11,742      15,164       16,832      27,092
                                                                    ---------    --------    ---------    --------
          Net expenses                                              $ 123,391    $  5,520    $  27,762    $ 19,206
                                                                    ---------    --------    ---------    --------
            Net investment income                                   $ 469,398    $ 25,852    $ 117,349    $ 95,368
                                                                    ---------    --------    ---------    --------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized loss from Portfolio --
     Investment transactions (identified cost basis)                $(310,164)   $(12,865)   $(118,768)   $(62,342)
     Financial futures contracts                                     (122,170)     (6,531)     (51,391)    (19,656)
                                                                    ---------    --------    ---------    --------
          Net realized loss on investments                          $(432,334)   $(19,396)   $(170,159)   $(81,998)
  Change in unrealized appreciation of investments                    565,868      19,959      136,523      32,478
                                                                    ---------    --------    ---------    --------
          Net realized and unrealized gain (loss)                   $ 133,534    $    563    $ (33,636)   $(49,520)
                                                                    ---------    --------    ---------    --------
            Net increase in net assets from operations              $ 602,932    $ 26,415    $  83,713    $ 45,848
                                                                    =========    ========    =========    ========

                       See notes to financial statements

                                    -------

                            STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------
                           Year Ended August 31, 1995
--------------------------------------------------------------------------------

                                                           CLASSIC      CLASSIC       CLASSIC         CLASSIC
                                                          LOUISIANA     MARYLAND     MISSOURI      NORTH CAROLINA
                                                            FUND          FUND         FUND             FUND
                                                          ---------     --------     ---------     --------------
INVESTMENT INCOME (NOTE 1B):
  Interest income allocated from Portfolio                $ 165,603     $ 58,238     $ 207,168       $  413,676
  Expenses allocated from Portfolio                          (5,997)      (4,330)      (15,939)         (31,553)
                                                          ---------     --------     ---------       ----------
       Net investment income from Portfolio               $ 159,606     $ 53,908     $ 191,229       $  382,123
                                                          ---------     --------     ---------       ----------
  Expenses --
     Compensation of Trustees not members of the
       Administrator's organization (Note 4)              $  --         $  --        $  --           $      190
     Distribution costs (Note 5)                             24,971        8,909        31,617           62,690
     Custodian fee (Note 4)                                   1,675        4,183         3,937              500
     Transfer and dividend disbursing agent fees              2,062          677         2,362            4,680
     Printing and postage                                     4,706        5,520         8,789            9,194
     Legal and accounting services                            6,184        5,637         6,390            7,574
     Registration costs                                       --           1,149         2,077              444
     Amortization of organization expenses (Note 1D)          2,238        2,033         1,909            1,793
     Miscellaneous                                           --              900         1,210            1,330
                                                          ---------     --------     ---------       ----------
       Total expenses                                     $  41,836     $ 29,008     $  58,291       $   88,395
  Deduct allocation of expenses to the Administrator
     (Note 4)                                                10,912       19,261        20,693           17,410
                                                          ---------     --------     ---------       ----------
          Net expenses                                    $  30,924     $  9,747     $  37,598       $   70,985
                                                          ---------     --------     ---------       ----------
            Net investment income                         $ 128,682     $ 44,161     $ 153,631       $  311,138
                                                          ---------     --------     ---------       ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized loss from Portfolio --
     Investment transactions (identified cost basis)      $ (59,042)    $(23,010)    $(100,742)      $ (175,472)
     Financial futures contracts                            (74,428)      (9,448)      (16,537)        (152,866)
                                                          ---------     --------     ---------       ----------
          Net realized loss on investments                $(133,470)    $(32,458)    $(117,279)      $ (328,338)
  Change in unrealized appreciation of investments           93,765       14,214       147,556          292,395
                                                          ---------     --------     ---------       ----------
          Net realized and unrealized gain (loss)         $ (39,705)    $(18,244)    $  30,277       $  (35,943)
                                                          ---------     --------     ---------       ----------
            Net increase in net assets from operations    $  88,977     $ 25,917     $ 183,908       $  275,195
                                                          =========     ========     =========       ==========

                       See notes to financial statements

                                    -------

                            STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------
                           Year Ended August 31, 1995
--------------------------------------------------------------------------------

                                                           CLASSIC         CLASSIC          CLASSIC      CLASSIC
                                                            OREGON      SOUTH CAROLINA     TENNESSEE     VIRGINIA
                                                             FUND            FUND            FUND          FUND
                                                           --------     --------------     ---------     --------
INVESTMENT INCOME (NOTE 1B):
  Interest income allocated from Portfolio                 $ 76,497       $   92,921       $ 70,282      $ 85,888
  Expenses allocated from Portfolio                          (6,301)          (6,659)        (4,725)       (6,493)
                                                           --------        ---------       --------      --------
       Net investment income from Portfolio                $ 70,196       $   86,262       $ 65,557      $ 79,395
                                                           --------        ---------       --------      --------
  Expenses --
     Distribution costs (Note 5)                           $ 11,891       $   14,231       $ 10,837      $ 13,139
     Custodian fee (Note 4)                                   3,946            3,203          3,903         2,535
     Transfer and dividend disbursing agent fees              1,067              856            874         1,114
     Printing and postage                                     5,868            4,231          4,586         7,642
     Legal and accounting services                            5,866            5,562          5,245         5,534
     Registration costs                                         726              544            541            95
     Amortization of organization expenses (Note 1D)          2,106            1,726          1,657         1,855
     Miscellaneous                                            1,653            1,550            929           747
                                                           --------        ---------       --------      --------
       Total expenses                                      $ 33,123       $   31,903       $ 28,572      $ 32,661
  Deduct allocation of expenses to the Administrator
     (Note 4)                                                20,572           14,531         16,782        19,518
                                                           --------        ---------       --------      --------
          Net expenses                                     $ 12,551       $   17,372       $ 11,790      $ 13,143
                                                           --------        ---------       --------      --------
            Net investment income                          $ 57,645       $   68,890       $ 53,767      $ 66,252
                                                           --------        ---------       --------      --------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized loss from Portfolio --
     Investment transactions (identified cost basis)       $(55,954)      $ (130,854)      $(26,033)     $(47,531)
     Financial futures contracts                             (6,405)         (15,162)       (17,811)      (49,539)
                                                           --------        ---------       --------      --------
          Net realized loss on investments                 $(62,359)      $ (146,016)      $(43,844)     $(97,070)
  Change in unrealized appreciation of investments           44,395           69,094         56,979       117,210
                                                           --------        ---------       --------      --------
          Net realized and unrealized gain (loss)          $(17,964)      $  (76,922)      $ 13,135      $ 20,140
                                                           --------        ---------       --------      --------
            Net increase (decrease) in net assets from
               operations                                  $ 39,681       $   (8,032)      $ 66,902      $ 86,392
                                                           ========        =========       ========      ========

                       See notes to financial statements

                                    -------

                      STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
                           Year Ended August 31, 1995
--------------------------------------------------------------------------------

                                                                  CLASSIC       CLASSIC       CLASSIC        CLASSIC
                                                                  ALABAMA      ARKANSAS       GEORGIA       KENTUCKY
                                                                   FUND          FUND          FUND           FUND
                                                                -----------    ---------    -----------    -----------
INCREASE (DECREASE) IN NET ASSETS:
  From operations --
     Net investment income                                      $   469,398    $  25,852    $   117,349    $    95,368
     Net realized loss on investments                              (432,334)     (19,396)      (170,159)       (81,998)
     Change in unrealized appreciation of investments               565,868       19,959        136,523         32,478
                                                                -----------    ---------    -----------    -----------
       Net increase in net assets from operations               $   602,932    $  26,415    $    83,713    $    45,848
                                                                -----------    ---------    -----------    -----------
  Distributions to shareholders (Note 2) --
     From net investment income                                 $  (469,398)   $ (25,852)   $  (117,349)   $   (95,368)
     In excess of net investment income                             (19,415)        (908)        (5,530)        (4,011)
                                                                -----------    ---------    -----------    -----------
       Total distributions to shareholders                      $  (488,813)   $ (26,760)   $  (122,879)   $   (99,379)
                                                                -----------    ---------    -----------    -----------
  Transactions in shares of beneficial interest (Note 3) --
     Proceeds from sales of shares                              $ 1,410,677    $ 483,477    $   678,731    $   393,541
     Net asset value of shares issued to shareholders in
       payment of distributions declared                            227,751       13,686         83,789         71,981
     Cost of shares redeemed                                     (4,057,732)    (590,275)    (1,225,047)    (1,653,843)
                                                                -----------    ---------    -----------    -----------
       Decrease in net assets from Fund share transactions      $(2,419,304)   $ (93,112)   $  (462,527)   $(1,188,321)
                                                                -----------    ---------    -----------    -----------
          Net decrease in net assets                            $(2,305,185)   $ (93,457)   $  (501,693)   $(1,241,852)
NET ASSETS:
  At beginning of year                                           11,732,083      626,850      2,988,690      3,064,933
                                                                -----------    ---------    -----------    -----------
  At end of year                                                $ 9,426,898    $ 533,393    $ 2,486,997    $ 1,823,081
                                                                ===========    =========    ===========    ===========
ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME
  INCLUDED IN NET ASSETS AT END OF YEAR                         $    25,562    $   1,796    $     5,294    $     3,139
                                                                ===========    =========    ===========    ===========

                       See notes to financial statements

                                    -------

                      STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
                           Year Ended August 31, 1995
--------------------------------------------------------------------------------

                                                            CLASSIC       CLASSIC        CLASSIC         CLASSIC
                                                           LOUISIANA      MARYLAND      MISSOURI      NORTH CAROLINA
                                                             FUND           FUND          FUND             FUND
                                                          -----------    ----------    -----------    --------------
INCREASE (DECREASE) IN NET ASSETS:
  From operations --
     Net investment income                                $   128,682    $   44,161    $   153,631     $    311,138
     Net realized loss on investments                        (133,470)      (32,458)      (117,279)        (328,338)
     Change in unrealized appreciation of investments          93,765        14,214        147,556          292,395
                                                          -----------    ----------    -----------      -----------
       Net increase in net assets from operations         $    88,977    $   25,917    $   183,908     $    275,195
                                                          -----------    ----------    -----------      -----------
  Distributions to shareholders (Note 2) --
     From net investment income                           $  (128,682)   $  (44,161)   $  (153,631)    $   (311,138)
     In excess of net investment income                        (5,452)       (1,699)        (6,545)         (11,754)
                                                          -----------    ----------    -----------      -----------
       Total distributions to shareholders                $  (134,134)   $  (45,860)   $  (160,176)    $   (322,892)
                                                          -----------    ----------    -----------      -----------
  Transactions in shares of beneficial interest (Note 3)
     --
     Proceeds from sales of shares                        $   522,545    $  357,842    $   986,779     $  1,049,995
     Net asset value of shares issued to shareholders in
       payment of distributions declared                       91,373        26,884        138,957          172,455
     Cost of shares redeemed                               (1,325,169)     (614,046)    (1,845,598)      (2,470,737)
                                                          -----------    ----------    -----------      -----------
       Decrease in net assets from Fund share
          transactions                                    $  (711,251)   $ (229,320)   $  (719,862)    $ (1,248,287)
                                                          -----------    ----------    -----------      -----------
          Net decrease in net assets                      $  (756,408)   $ (249,263)   $  (696,130)    $ (1,295,984)
NET ASSETS:
  At beginning of year                                      3,140,789     1,188,241      3,859,428        7,410,755
                                                          -----------    ----------    -----------      -----------
  At end of year                                          $ 2,384,381    $  938,978    $ 3,163,298     $  6,114,771
                                                          ===========    ==========    ===========      ===========
ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME
  INCLUDED IN NET ASSETS AT END OF YEAR                   $    10,353    $    1,979    $     5,993     $     17,225
                                                          ===========    ==========    ===========      ===========

                       See notes to financial statements

                                    -------

                      STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
                           Year Ended August 31, 1995
--------------------------------------------------------------------------------

                                                            CLASSIC         CLASSIC         CLASSIC       CLASSIC
                                                            OREGON       SOUTH CAROLINA    TENNESSEE      VIRGINIA
                                                             FUND             FUND            FUND          FUND
                                                          -----------    --------------    ----------    ----------
INCREASE (DECREASE) IN NET ASSETS:
  From operations --
     Net investment income                                $    57,645      $    68,890     $   53,767    $   66,252
     Net realized loss on investments                         (62,359)        (146,016)       (43,844)      (97,070)
     Change in unrealized appreciation of investments          44,395           69,094         56,979       117,210
                                                          -----------      -----------     ----------    ----------
       Net increase (decrease) in net assets from
          operations                                      $    39,681      $    (8,032)    $   66,902    $   86,392
                                                          -----------      -----------     ----------    ----------
  Distributions to shareholders (Note 2) --
     From net investment income                           $   (57,645)     $   (68,890)    $  (53,767)   $  (66,252)
     In excess of net investment income                        (2,990)          (2,876)        (2,616)       (2,716)
                                                          -----------      -----------     ----------    ----------
       Total distributions to shareholders                $   (60,635)     $   (71,766)    $  (56,383)   $  (68,968)
                                                          -----------      -----------     ----------    ----------
  Transactions in shares of beneficial interest (Note 3)
     --
     Proceeds from sales of shares                        $   447,667      $   715,884     $  254,527    $  436,659
     Net asset value of shares issued to shareholders in
       payment
       of distributions declared                               45,657           54,145         50,580        54,590
     Cost of shares redeemed                               (1,351,747)      (1,753,784)      (363,364)     (335,327)
                                                          -----------      -----------     ----------    ----------
       Increase (decrease) in net assets from Fund share
          transactions                                    $  (858,423)     $  (983,755)    $  (58,257)   $  155,922
                                                          -----------      -----------     ----------    ----------
          Net increase (decrease) in net assets           $  (879,377)     $(1,063,553)    $  (47,738)   $  173,346
NET ASSETS:
  At beginning of year                                      1,877,862        2,308,941      1,132,000     1,314,614
                                                          -----------      -----------     ----------    ----------
  At end of year                                          $   998,485      $ 1,245,388     $1,084,262    $1,487,960
                                                          ===========      ===========     ==========    ==========
ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME
  INCLUDED IN NET ASSETS AT END OF YEAR                   $     2,113      $     3,593     $    1,868    $    2,172
                                                          ===========      ===========     ==========    ==========

                       See notes to financial statements

                                    -------

                      STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
                          Year Ended August 31, 1994*
--------------------------------------------------------------------------------

                                                                 CLASSIC       CLASSIC       CLASSIC        CLASSIC
                                                                 ALABAMA      ARKANSAS       GEORGIA       KENTUCKY
                                                                  FUND          FUND          FUND           FUND
                                                               -----------    ---------    -----------    -----------
INCREASE (DECREASE) IN NET ASSETS:
  From operations --
     Net investment income                                     $   266,620    $  13,517    $    81,742    $    70,617
     Net realized loss on investments                             (139,165)      (4,025)       (77,599)       (18,202)
     Change in unrealized depreciation of investments             (432,922)     (20,162)      (158,872)      (167,883)
                                                               -----------    ---------    -----------    -----------
       Net decrease in net assets from operations              $  (305,467)   $ (10,670)   $  (154,729)   $  (115,468)
                                                               -----------    ---------    -----------    -----------
  Distributions to shareholders (Note 2) --
     From net investment income                                $  (266,620)   $ (13,517)   $   (81,742)   $   (70,617)
     In excess of net investment income                            (47,508)      (2,484)       (15,187)       (14,752)
                                                               -----------    ---------    -----------    -----------
       Total distributions to shareholders                     $  (314,128)   $ (16,001)   $   (96,929)   $   (85,369)
                                                               -----------    ---------    -----------    -----------
  Transactions in shares of beneficial interest (Note 3) --
     Proceeds from sales of shares                             $13,246,256    $ 796,471    $ 5,865,211    $ 4,273,450
     Net asset value of shares issued to shareholders in
       payment of distributions declared                           120,817       12,009         70,504         66,458
     Cost of shares redeemed                                    (1,015,395)    (154,959)    (2,695,367)    (1,074,138)
                                                               -----------    ---------    -----------    -----------
       Increase in net assets from Fund share transactions     $12,351,678    $ 653,521    $ 3,240,348    $ 3,265,770
                                                               -----------    ---------    -----------    -----------
          Net increase in net assets                           $11,732,083    $ 626,850    $ 2,988,690    $ 3,064,933
NET ASSETS:
  At beginning of period                                                --           --             --             --
                                                               -----------    ---------    -----------    -----------
  At end of period                                             $11,732,083    $ 626,850    $ 2,988,690    $ 3,064,933
                                                               ===========    =========    ===========    ===========
ACCUMULATED UNDISTRIBUTED (DISTRIBUTIONS IN EXCESS OF) NET
  INVESTMENT INCOME INCLUDED IN NET ASSETS AT END OF PERIOD    $      (513)   $      62    $      (253)   $    (1,926)
                                                               ===========    =========    ===========    ===========

* For the Classic Alabama, Classic Arkansas, Classic Georgia and Classic Kentucky Funds, the Statements of Changes in Net Assets are for the period from the start of business, December 7, 1993, February 9, 1994, December 7, 1993, and December 7, 1993, respectively, to August 31, 1994.

                       See notes to financial statements

                                    -------

                      STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
                          Year Ended August 31, 1994*
--------------------------------------------------------------------------------

                                                             CLASSIC       CLASSIC       CLASSIC         CLASSIC
                                                            LOUISIANA      MARYLAND      MISSOURI     NORTH CAROLINA
                                                               FUND          FUND          FUND            FUND
                                                            ----------    ----------    ----------    --------------
INCREASE (DECREASE) IN NET ASSETS:
  From operations --
     Net investment income                                  $   50,708    $   22,009    $   83,385     $    137,370
     Net realized loss on investments                          (12,701)      (12,629)      (23,433)        (106,015)
     Change in unrealized depreciation of investments          (82,039)      (41,485)     (170,069)        (232,731)
                                                            ----------    ----------    ----------     ------------
       Net decrease in net assets from operations           $  (44,032)   $  (32,105)   $ (110,117)    $   (201,376)
                                                            ----------    ----------    ----------     ------------
  Distributions to shareholders (Note 2) --
     From net investment income                             $  (50,708)   $  (22,009)   $  (83,385)    $   (137,370)
     In excess of net investment income                        (10,050)       (4,650)      (16,888)         (25,093)
                                                            ----------    ----------    ----------     ------------
       Total distributions to shareholders                  $  (60,758)   $  (26,659)   $ (100,273)    $   (162,463)
                                                            ----------    ----------    ----------     ------------
  Transactions in shares of beneficial interest (Note 3)
     --
     Proceeds from sales of shares                          $3,511,047    $1,266,968    $4,770,534     $  9,910,991
     Net asset value of shares issued to shareholders in
       payment of distributions declared                        38,029        15,143        83,202           77,171
     Cost of shares redeemed                                  (303,497)      (35,106)     (783,918)      (2,213,568)
                                                            ----------    ----------    ----------    -------------
       Increase in net assets from Fund share transactions  $3,245,579    $1,247,005    $4,069,818     $  7,774,594
                                                            ----------    ----------    ----------     ------------
          Net increase in net assets                        $3,140,789    $1,188,241    $3,859,428     $  7,410,755
NET ASSETS:
  At beginning of period                                            --            --            --               --
                                                            ----------    ----------    ----------    -------------
  At end of period                                          $3,140,789    $1,188,241    $3,859,428     $  7,410,755
                                                            ==========    ==========    ==========    =============
ACCUMULATED DISTRIBUTIONS IN EXCESS OF NET INVESTMENT
  INCOME INCLUDED IN NET ASSETS AT END OF PERIOD            $     (978)   $     (598)   $   (1,948)    $       (976)
                                                            ==========    ==========    ==========     ============

* For the Classic Louisiana, Classic Maryland, Classic Missouri and Classic North Carolina Funds, the Statements of Changes in Net Assets are for the period from the start of business, February 14, 1994, December 10, 1993, December 7, 1993, and December 7, 1993, respectively, to August 31, 1994.

                       See notes to financial statements

                                    -------

                      STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
                          Year Ended August 31, 1994*
--------------------------------------------------------------------------------

                                                            CLASSIC         CLASSIC         CLASSIC       CLASSIC
                                                             OREGON      SOUTH CAROLINA    TENNESSEE      VIRGINIA
                                                              FUND            FUND            FUND          FUND
                                                           ----------    --------------    ----------    ----------
INCREASE (DECREASE) IN NET ASSETS:
  From operations --
     Net investment income                                 $   41,042      $   44,380      $   30,297    $   37,871
     Net realized loss on investments                          (6,620)        (35,544)         (5,112)      (44,725)
     Change in unrealized depreciation of investments        (128,029)        (68,875)        (76,632)      (80,540)
                                                           ----------      ----------      ----------    ----------
       Net decrease in net assets from operations          $  (93,607)     $  (60,039)     $  (51,447)   $  (87,394)
                                                           ----------      ----------      ----------    ----------
  Distributions to shareholders (Note 2) --
     From net investment income                            $  (41,042)     $  (44,380)     $  (30,297)   $  (37,871)
     In excess of net investment income                        (8,847)         (9,498)         (5,915)       (7,397)
                                                           ----------      ----------      ----------    ----------
       Total distributions to shareholders                 $  (49,889)     $  (53,878)     $  (36,212)   $  (45,268)
                                                           ----------      ----------      ----------    ----------
  Transactions in shares of beneficial interest (Note 3)
     --
     Proceeds from sales of shares                         $3,095,770      $2,384,821      $1,608,238    $2,184,393
     Net asset value of shares issued to shareholders in
       payment of distributions declared                       33,517          43,839          29,202        35,920
     Cost of shares redeemed                               (1,107,929)         (5,802)       (417,781)     (773,037)
                                                           ----------      ----------      ----------    ----------
       Increase in net assets from Fund share
          transactions                                     $2,021,358      $2,422,858      $1,219,659    $1,447,276
                                                           ----------      ----------      ----------    ----------
          Net increase in net assets                       $1,877,862      $2,308,941      $1,132,000    $1,314,614
NET ASSETS:
  At beginning of period                                           --              --             --             --
                                                           ----------      ----------      ----------    ----------
  At end of period                                         $1,877,862      $2,308,941      $1,132,000    $1,314,614
                                                           ==========      ==========      ==========    ==========
ACCUMULATED DISTRIBUTIONS IN EXCESS OF NET INVESTMENT
  INCOME INCLUDED IN NET ASSETS AT END OF PERIOD           $   (1,114)     $   (1,341)     $    (458)    $     (843)
                                                           ==========      ==========      ==========    ==========

* For the Classic Oregon, Classic South Carolina, Classic Tennessee and Classic Virginia Funds, the Statements of Changes in Net Assets are for the period from the start of business, December 28, 1993, February 14, 1994, December 9, 1993, and December 17, 1993, respectively, to August 31, 1994.

                       See notes to financial statements

                                    -------

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                 CLASSIC             CLASSIC             CLASSIC             CLASSIC
                                              ALABAMA FUND        ARKANSAS FUND       GEORGIA FUND        KENTUCKY FUND
                                            -----------------   -----------------   -----------------   ------------------
                                               YEAR ENDED          YEAR ENDED          YEAR ENDED           YEAR ENDED
                                               AUGUST 31,          AUGUST 31,          AUGUST 31,           AUGUST 31,
                                            -----------------   -----------------   -----------------   ------------------
                                             1995      1994*     1995      1994*     1995      1994*     1995       1994*
                                            -------   -------   -------   -------   -------   -------   -------    -------
NET ASSET VALUE, beginning of year          $ 9.320   $10.000   $ 9.530   $10.000   $ 9.220   $10.000   $ 9.210    $10.000
                                            -------   -------   -------   -------   -------   -------   -------    -------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income                     $ 0.418   $ 0.296   $ 0.424   $ 0.214   $ 0.412   $ 0.294   $ 0.423    $ 0.285
  Net realized and unrealized gain (loss)
     on investments                           0.207    (0.628)    0.075    (0.430)   (0.011)   (0.726)    0.128++   (0.730)
                                            -------   -------   -------   -------   -------   -------   -------    -------
       Total income (loss) from operations  $ 0.625   $(0.332)  $ 0.499   $(0.216)  $ 0.401   $(0.432)  $ 0.551    $(0.445)
                                            -------   -------   -------   -------   -------   -------   -------    -------
LESS DISTRIBUTIONS:
  From net investment income                $(0.418)  $(0.296)  $(0.424)  $(0.214)  $(0.412)  $(0.294)  $(0.423)   $(0.285)
  In excess of net investment income         (0.017)   (0.052)   (0.015)   (0.040)   (0.019)   (0.054)   (0.018)    (0.060)
                                            -------   -------   -------   -------   -------   -------   -------    -------
       Total distributions                  $(0.435)  $(0.348)  $(0.439)  $(0.254)  $(0.431)  $(0.348)  $(0.441)   $(0.345)
                                            -------   -------   -------   -------   -------   -------   -------    -------
NET ASSET VALUE, end of year                $ 9.510   $ 9.320   $ 9.590   $ 9.530   $ 9.190   $ 9.220   $ 9.320    $ 9.210
                                            =======   =======   =======   =======   =======   =======   =======    =======
TOTAL RETURN (2)                              6.90%   (3.44)%     5.52%   (2.25)%     4.60%   (4.56)%     6.29%    (4.60)%
RATIOS/SUPPLEMENTAL DATA**:
  Net assets, end of year (000 omitted)     $ 9,427   $11,732   $   533   $   627   $ 2,487   $ 2,989   $ 1,823    $ 3,065
  Ratio of net expenses to average daily
     net assets (1)                           1.68%     1.49%+    1.42%     1.59%+    1.55%     1.64%+    1.46%      1.69%+
  Ratio of net investment income to average
     daily net assets                         4.59%     4.23%+    4.56%     3.97%+    4.62%     4.09%+    4.81%      4.12%+

 ** For the year ended August 31, 1995 and for the period from the start of business, December 7, 1993, February 9, 1994, December 7, 1993 and December 7, 1993, respectively, to August 31, 1994, the operating expenses of the Funds and the Portfolios may reflect a reduction of expenses by the Administrator or Investment Adviser. Had such actions not been taken, net investment income (loss) per share and the ratios would have been as follows:

NET INVESTMENT INCOME (LOSS) PER SHARE       $ 0.408   $ 0.280   $ 0.175   $(0.005)  $ 0.353   $ 0.253   $ 0.303   $ 0.253
                                             =======   =======   =======   =======   =======   =======   =======   =======
RATIOS (As a percentage of average daily net
        assets):
  Expenses (1)                                 1.80%     1.71%+    4.09%     5.66%+    2.21%     2.20%+    2.82%     2.26%+
  Net investment income (loss)                 4.47%     4.01%+    1.89%   (0.10)%+    3.96%     3.53%+    3.45%     3.56%+

 +  Computed on an annualized basis.
 ++ The per share amount is not in accord with the net realized gain for the period because of the timing of sales of Fund shares and the amount of per share realized and unrealized gains and losses at such time.
(1) Includes the Fund's share of its corresponding Portfolio's allocated expenses.
(2) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the payable date. Total return is computed on a nonannualized basis.
 * For the Classic Alabama, Classic Arkansas, Classic Georgia and Classic Kentucky Funds, the Financial Highlights are for the period from the start of business, December 7, 1993, February 9, 1994, December 7, 1993, and December 7, 1993, respectively, to August 31, 1994.


                       See notes to financial statements

                                    -------

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                 CLASSIC             CLASSIC              CLASSIC         CLASSIC NORTH
                                             LOUISIANA FUND       MARYLAND FUND        MISSOURI FUND      CAROLINA FUND
                                            -----------------   ------------------   -----------------   ------------------
                                               YEAR ENDED          YEAR ENDED           YEAR ENDED           YEAR ENDED
                                               AUGUST 31,          AUGUST 31,           AUGUST 31,           AUGUST 31,
                                            -----------------   ------------------   -----------------   ------------------
                                             1995      1994*     1995       1994*     1995      1994*     1995       1994*
                                            -------   -------   -------    -------   -------   -------   -------    -------
NET ASSET VALUE, beginning of year          $ 9.470   $10.000   $ 9.210    $10.000   $ 9.290   $10.000   $ 9.280    $10.000
                                            -------   -------   -------    -------   -------   -------   -------    -------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income                     $ 0.449   $ 0.223   $ 0.421    $ 0.277   $ 0.419   $ 0.289   $ 0.427    $ 0.295
  Net realized and unrealized gain (loss)
     on investments                          (0.011)   (0.486)    0.187++   (0.731)    0.208    (0.651)    0.016++   (0.666)
                                             ------    ------    ------     ------   -------   -------   -------    -------
       Total income (loss) from operations  $ 0.438   $(0.263)  $ 0.608    $(0.454)  $ 0.627   $(0.362)  $ 0.443    $(0.371)
                                             ------    ------    ------     ------   -------   -------   -------    -------
LESS DISTRIBUTIONS:
  From net investment income                $(0.449)  $(0.223)  $(0.421)   $(0.277)  $(0.419)  $(0.289)  $(0.427)   $(0.295)
  In excess of net investment income         (0.019)   (0.044)   (0.017)    (0.059)   (0.018)   (0.059)   (0.016)    (0.054)
                                             ------    ------    ------     ------   -------   -------   -------    -------
       Total distributions                  $(0.468)  $(0.267)  $(0.438)   $(0.336)  $(0.437)  $(0.348)  $(0.443)   $(0.349)
                                             ------    ------    ------     ------   -------   -------   -------    -------
NET ASSET VALUE, end of year                $ 9.440   $ 9.470   $ 9.380    $ 9.210   $ 9.480   $ 9.290   $ 9.280    $ 9.280
                                             ======    ======    ======     ======   =======   =======   =======    =======
TOTAL RETURN (2)                              4.88%   (2.72)%     6.91%    (4.68)%     7.08%   (3.76)%     5.02%    (3.85)%
RATIOS/SUPPLEMENTAL DATA**:
  Net assets, end of year (000 omitted)     $ 2,384   $ 3,141   $   939    $ 1,188   $ 3,163   $ 3,859   $ 6,115    $ 7,411
  Ratio of net expenses to average daily
     net assets (1)                           1.41%     1.57%+    1.50%      1.64%+    1.61%     1.61%+    1.55%      1.56%+
  Ratio of net investment income to average
     daily net assets                         4.90%     4.16%+    4.71%      4.07%+    4.62%     4.20%+    4.72%      4.19%+

** For the year ended August 31, 1995 and for the period from the start of business, February 14, 1994, December 10, 1993 and December 7, 1993, and December 7, 1993, respectively, to August 31, 1994, the operating expenses of the Funds and the Portfolios may reflect a reduction of expenses by the Administrator or Investment Adviser. Had such actions not been taken, net investment income per share and the ratios would have been as follows:

NET INVESTMENT INCOME PER SHARE              $ 0.401   $ 0.169   $ 0.238   $ 0.046   $ 0.363   $ 0.255   $ 0.403   $ 0.263
                                             =======   =======   =======   =======   =======   =======   =======   =======
RATIOS (As a percentage of average daily net
        assets):
  Expenses (1)                                 1.93%     2.77%+    3.56%     5.07%+    2.23%     2.19%+    1.82%     2.01%+
  Net investment income                        4.38%     2.96%+    2.65%     0.64%+    4.00%     3.62%+    4.45%     3.74%+

 +  Computed on an annualized basis.
 ++ The per share amount is not in accord with the net realized and unrealized gain (loss) for the period because of the timing of sales of Fund shares and the amount of the per share realized and unrealized gains and losses at such time.
(1) Includes the Fund's share of its corresponding Portfolio's allocated expenses.
(2) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the payable date. Total return is computed on a nonannualized basis.
 * For the Classic Louisiana, Classic Maryland, Classic Missouri and Classic North Carolina Funds, the Financial Highlights are for the period from the start of business, February 14, 1994, December 10, 1993, December 7, 1993, and December 7, 1993, respectively, to August 31, 1994.

                       See notes to financial statements

                                    -------

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                             CLASSIC OREGON       CLASSIC SOUTH      CLASSIC TENNESSEE   CLASSIC VIRGINIA
                                                  FUND            CAROLINA FUND            FUND                FUND
                                           ------------------   ------------------   -----------------   -----------------
                                           YEAR ENDED AUGUST    YEAR ENDED AUGUST    YEAR ENDED AUGUST   YEAR ENDED AUGUST
                                                  31,                  31,                  31,                 31,
                                           ------------------   ------------------   -----------------   -----------------
                                            1995       1994*     1995       1994*     1995      1994*     1995      1994*
                                           -------    -------   -------    -------   -------   -------   -------   -------
NET ASSET VALUE, beginning of year         $ 9.240    $10.000   $ 9.370    $10.000   $ 9.220   $10.000   $ 9.210   $10.000
                                           -------    -------   -------    -------   -------   -------   -------   -------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income                    $ 0.406    $ 0.263   $ 0.413    $ 0.205   $ 0.425   $ 0.285   $ 0.434   $ 0.296
  Net realized and unrealized gain (loss)
     on investments                          0.221++   (0.703)    0.067++   (0.587)    0.131    (0.724)    0.138    (0.732)
                                           -------    -------   -------    -------   -------   -------   -------   -------
       Total income (loss) from operations $ 0.627    $(0.440)  $ 0.480    $(0.382)  $ 0.556   $(0.439)  $ 0.572   $(0.436)
                                           -------    -------   -------    -------   -------   -------   -------   -------
LESS DISTRIBUTIONS:
  From net investment income               $(0.406)   $(0.263)  $(0.413)   $(0.205)  $(0.425)  $(0.285)  $(0.434)  $(0.296)
  In excess of net investment income        (0.021)    (0.057)   (0.017)    (0.043)   (0.021)   (0.056)   (0.018)   (0.058)
                                           -------    -------   -------    -------   -------   -------   -------   -------
       Total distributions                 $(0.427)   $(0.320)  $(0.430)   $(0.248)  $(0.446)  $(0.341)  $(0.452)  $(0.354)
                                           -------    -------   -------    -------   -------   -------   -------   -------
NET ASSET VALUE, end of year               $ 9.440    $ 9.240   $ 9.420    $ 9.370   $ 9.330   $ 9.220   $ 9.330   $ 9.210
                                           =======    =======   =======    =======   =======   =======   =======   =======
TOTAL RETURN (2)                             7.11%    (4.54)%     5.38%    (3.92)%     6.32%   (4.54)%     6.51%   (4.51)%
RATIOS/SUPPLEMENTAL DATA**:
  Net assets, end of year (000 omitted)    $   998    $ 1,878   $ 1,245    $ 2,309   $ 1,084   $ 1,132   $ 1,488   $ 1,315
  Ratio of net expenses to average daily
     net assets (1)                          1.51%      1.65%+    1.61%      1.76%+    1.45%     1.59%+    1.42%     1.54%+
  Ratio of net investment income to
     average daily net assets                4.61%      3.99%+    4.61%      4.06%+    4.71%     4.15%+    4.79%     4.31%+

** For the year ended August 31, 1995 and for the period from the start of business, December 28, 1993, February 14, 1994, December 9, 1993, and December 17, 1993, respectively, to August 31, 1994, the operating expenses of the Funds and the Portfolios may reflect a reduction of expenses by the Administrator or Investment Adviser. Had such actions not been taken, net investment income per share and the ratios would have been as follows:

NET INVESTMENT INCOME PER SHARE              $ 0.261   $ 0.153   $ 0.326   $ 0.161   $ 0.292   $ 0.158   $ 0.306   $ 0.190
                                             =======   =======   =======   =======   =======   =======   =======   =======
RATIOS (As a percentage of average daily net
        assets):
  Expenses (1)                                 3.16%     3.33%+    2.58%     2.62%+    2.92%     3.50%+    2.83%     3.08%+
  Net investment income                        2.96%     2.31%+    3.64%     3.19%+    3.24%     2.24%+    3.38%     2.77%+

+   Computed on an annualized basis.
++ The per share amount is not in accord with the net realized gain (loss) for the period because of the timing of sales of Fund shares and the amount of the per share realized and unrealized gains and losses at such time.
(1) Includes the Fund's share of its corresponding Portfolio's allocated expenses.
(2) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the payable date. Total return is computed on a nonannualized basis.
* For the Classic Oregon, Classic South Carolina, Classic Tennessee and Classic Virginia Funds, the Financial Highlights are for the period from the start of business, December 28, 1993, February 14, 1994, December 9, 1993, and December 17, 1993, respectively, to August 31, 1994.

                       See notes to financial statements

                                    -------

                         Notes to Financial Statements
--------------------------------------------------------------------------------

(1) SIGNIFICANT ACCOUNTING POLICIES

Eaton Vance Municipals Trust (the Trust) is an entity of the type commonly known as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end investment management company. The Trust presently consists of sixty-three Funds, twelve of the non-diversified funds are included in these financial statements. They include EV Classic Alabama Tax Free Fund ("Classic Alabama Fund"), EV Classic Arkansas Tax Free Fund ("Classic Arkansas Fund"), EV Classic Georgia Tax Free Fund ("Classic Georgia Fund"), EV Classic Kentucky Tax Free Fund ("Classic Kentucky Fund"), EV Classic Louisiana Tax Free Fund ("Classic Louisiana Fund"), EV Classic Maryland Tax Free Fund ("Classic Maryland Fund"), EV Classic Missouri Tax Free Fund ("Classic Missouri Fund"), EV Classic North Carolina Tax Free Fund ("Classic North Carolina Fund"), EV Classic Oregon Tax Free Fund ("Classic Oregon Fund"), EV Classic South Carolina Tax Free Fund ("Classic South Carolina Fund"), EV Classic Tennessee Tax Free Fund ("Classic Tennessee Fund"), and EV Classic Virginia Tax Free Fund ("Classic Virginia Fund"). Each Fund invests all of its investable assets in interests in a separate corresponding open-end management investment company (a "Portfolio"), a New York Trust, having the same investment objective as its corresponding Fund. The Classic Alabama Fund invests its assets in the Alabama Tax Free Portfolio, the Classic Arkansas Fund invests its assets in the Arkansas Tax Free Portfolio, the Classic Georgia Fund invests its assets in the Georgia Tax Free Portfolio, the Classic Kentucky Fund invests its assets in the Kentucky Tax Free Portfolio, the Classic Louisiana Fund invests its assets in the Louisiana Tax Free Portfolio, the Classic Maryland Fund invests its assets in the Maryland Tax Free Portfolio, the Classic Missouri Fund invests its assets in the Missouri Tax Free Portfolio, the Classic North Carolina Fund invests its assets in the North Carolina Tax Free Portfolio, the Classic Oregon Fund invests its assets in the Oregon Tax Free Portfolio, the Classic South Carolina Fund invests its assets in the South Carolina Tax Free Portfolio, the Classic Tennessee Fund invests its assets in the Tennessee Tax Free Portfolio, and the Classic Virginia Fund invests its assets in the Virginia Tax Free Portfolio. The value of each Fund's investment in its corresponding Portfolio reflects the Fund's proportionate interest in the net assets of that Portfolio (8.0%, 0.6%, 2.0%, 1.2%, 7.1%, 0.8%, 3.4%, 3.1%, 0.7%, 2.0%, 1.8% and 0.8% at August 31, 1995
for the Classic Alabama Fund, Classic Arkansas Fund, Classic Georgia Fund, Classic Kentucky Fund, Classic Louisiana Fund, Classic Maryland Fund, Classic Missouri Fund, Classic North Carolina Fund, Classic Oregon Fund, Classic South Carolina Fund, Classic Tennessee Fund and Classic Virginia Fund, respectively). The performance of each Fund is directly affected by the performance of its corresponding Portfolio. The financial statements of each Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with each Fund's financial statements. The policies are in conformity with generally accepted accounting principles.

A. INVESTMENT VALUATION--Valuation of securities by the Portfolios is discussed in Note 1 of the Portfolios' Notes to Financial Statements which are included elsewhere in this report.

B. INCOME--Each Fund's net investment income consists of the Fund's pro rata share of the net investment income of its corresponding Portfolio, less all actual and accrued expenses of each Fund determined in accordance with generally accepted accounting principles.

C. FEDERAL TAXES--Each Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year all of its taxable and tax-exempt income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is necessary. At August 31, 1995, the Funds, for federal income tax purposes, had capital loss carryovers, which will reduce taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Funds of any liability for federal income or excise tax.

                                    -------

--------------------------------------------------------------------------------

The amounts and expiration dates of the capital loss carryovers are as follows:

            FUND                  AMOUNT          EXPIRES
            ----                  ------          -------
Classic Alabama Fund             $  82,635     August 31, 2003
                                   132,241     August 31, 2002
Classic Arkansas Fund                1,121     August 31, 2003
                                     4,856     August 31, 2002
Classic Georgia Fund                57,929     August 31, 2002
Classic Kentucky Fund                  247     August 31, 2003
                                    15,369     August 31, 2002
Classic Louisiana Fund              19,017     August 31, 2002
Classic Maryland Fund                2,744     August 31, 2003
                                    11,063     August 31, 2002
Classic Missouri Fund                  533     August 31, 2003
                                    21,383     August 31, 2002
Classic North Carolina Fund         34,428     August 31, 2003
                                   106,971     August 31, 2002
Classic Oregon Fund                  7,233     August 31, 2003
                                     7,028     August 31, 2002
Classic South Carolina Fund         10,887     August 31, 2003
                                    35,320     August 31, 2002
Classic Tennessee Fund                 941     August 31, 2003
                                     5,333     August 31, 2002
Classic Virginia Fund               39,429     August 31, 2002

Additionally, at August 31, 1995, net capital losses of $294,422, $16,756, $177,148, $68,271, $129,577, $26,844, $115,735, $283,346, $51,243, $126,176,
$42,939 and $92,608 for the Classic Alabama Fund, Classic Arkansas Fund, Classic Georgia Fund, Classic Kentucky Fund, Classic Louisiana Fund, Classic Maryland Fund, Classic Missouri Fund, Classic North Carolina Fund, Classic Oregon Fund, Classic South Carolina Fund, Classic Tennessee Fund and Classic Virginia Fund, respectively, attributable to security transactions incurred after October 31, 1994, are treated as arising on the first day of the Fund's next taxable year.

Dividends paid by each Fund from net interest on tax-exempt municipal bonds allocated from its corresponding Portfolio are not includable by shareholders as gross income for federal income tax purposes because each Fund and Portfolio intend to meet certain requirements of the Internal Revenue Code applicable to regulated investment companies which will enable the Funds to pay exempt-interest dividends. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986, may be considered a tax preference item to shareholders.

D. DEFERRED ORGANIZATION EXPENSES--Costs incurred by a Fund in connection with its organization, including registration costs, are being amortized on the straight-line basis over five years beginning on the date each Fund commenced operations.

E. DISTRIBUTION COSTS--For book purposes, commissions paid on the sale of Fund shares and other distribution costs are charged to operations. As a result of a recent Internal Revenue Service ruling, the Funds changed their tax accounting for commissions paid from charging the expense to paid-in capital to charging the expense to operations. The change had no effect on either the Funds' current yield or total return (Notes 2 and 5).

F. OTHER--Investment transactions are accounted for on a trade date basis.

--------------------------------------------------------------------------------

(2) DISTRIBUTIONS TO SHAREHOLDERS

The net income of a Fund is determined daily and substantially all of the net income so determined is declared as a dividend to shareholders of record at the time of declaration. Distributions are paid monthly. Distributions of allocated realized capital gains, if any, are made at least annually. Shareholders may reinvest capital gain distributions in additional shares of a Fund at the net asset value as of the ex-dividend date. Distributions are paid in the form of additional shares or, at the election of the shareholder, in cash. The Funds distinguish between distributions on a tax basis and a financial reporting basis. Generally accepted accounting principles require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over distributions for financial statements purposes

                                    -------

--------------------------------------------------------------------------------

are classified as distributions in excess of net investment income or accumulated net realized gains. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. During the year ended August 31, 1995, $45,490, $2,642, $11,077, $9,076, $11,867,
$4,276, $14,486, $29,955, $6,217, $7,810, $4,942 and $5,731 were reclassified from distributions in excess of net investment income to paid-in capital, due to permanent differences between book and tax accounting for distribution costs for the Classic Alabama Fund, Classic Arkansas Fund, Classic Georgia Fund, Classic Kentucky Fund, Classic Louisiana Fund, Classic Maryland Fund, Classic Missouri Fund, Classic North Carolina Fund, Classic Oregon Fund, Classic South Carolina Fund, Classic Tennessee Fund and Classic Virginia Fund, respectively. Additionally, $4,916 was reclassified from distributions in excess of net investment income to accumulated net realized loss on investment and financial futures transactions due to differences between book and tax accounting for certain distributions related to capital gains for the Classic Louisiana Fund. Net investment income, net realized gains and net assets were not affected by these reclassifications. The tax treatment of distributions for the calendar year will be reported to shareholders prior to February 1, 1996 and will be based on tax accounting methods which may differ from amounts determined for financial statement purposes.

--------------------------------------------------------------------------------

(3) SHARES OF BENEFICIAL INTEREST

The Funds' Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

                                    CLASSIC ALABAMA FUND   CLASSIC ARKANSAS FUND    CLASSIC GEORGIA FUND   CLASSIC KENTUCKY FUND
                                   ----------------------  ----------------------  ----------------------  ----------------------
                                   YEAR ENDED  YEAR ENDED  YEAR ENDED  YEAR ENDED  YEAR ENDED  YEAR ENDED  YEAR ENDED  YEAR ENDED
                                   AUGUST 31,  AUGUST 31,  AUGUST 31,  AUGUST 31,  AUGUST 31,  AUGUST 31,  AUGUST 31,  AUGUST 31,
                                      1995       1994*        1995       1994*        1995       1994*        1995       1994*
                                   ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------
Sales                                153,312   1,354,053      51,939      80,932      76,660     596,633      44,029     440,715
Issued to shareholders electing
  to receive payments of
  distributions in Fund shares        24,926      12,887       1,472       1,273       9,363       7,503       8,023       7,143
Redemptions                         (445,597)   (107,861)    (63,594)    (16,400)   (139,520)   (279,893)   (189,080)   (115,205)
                                    --------   ---------     -------     -------    --------    --------    --------    --------
      Net increase (decrease)       (267,359)  1,259,079     (10,183)     65,805     (53,497)    324,243    (137,028)    332,653
                                    ========   =========     =======     =======    ========    ========    ========    ========

                                                                                                           CLASSIC NORTH CAROLINA
                                   CLASSIC LOUISIANA FUND  CLASSIC MARYLAND FUND   CLASSIC MISSOURI FUND            FUND
                                   ----------------------  ----------------------  ----------------------  ----------------------
                                   YEAR ENDED  YEAR ENDED  YEAR ENDED  YEAR ENDED  YEAR ENDED  YEAR ENDED  YEAR ENDED  YEAR ENDED
                                   AUGUST 31,  AUGUST 31,  AUGUST 31,  AUGUST 31,  AUGUST 31,  AUGUST 31,  AUGUST 31,  AUGUST 31,
                                      1995       1994*        1995       1994*        1995       1994*        1995       1994*
                                   ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------
Sales                                 57,113     359,284      39,462     131,307     108,433     490,789     117,585   1,023,040
Issued to shareholders electing
  to receive payments of
  distributions in Fund shares         9,932       4,005       2,992       1,558      15,293       8,907      19,110       8,209
Redemptions                         (146,149)    (31,712)    (71,369)     (3,829)   (205,875)    (84,035)   (275,818)   (232,873)
                                    --------   ---------     -------     -------    --------    --------    --------    --------
      Net increase (decrease)        (79,104)    331,577     (28,915)    129,036     (82,149)    415,661    (139,123)    798,376
                                    ========   =========    ========    ========    ========    ========    ========    ========

                                                           CLASSIC SOUTH CAROLINA
                                    CLASSIC OREGON FUND             FUND           CLASSIC TENNESSEE FUND  CLASSIC VIRGINIA FUND
                                   ----------------------  ----------------------  ----------------------  ----------------------
                                   YEAR ENDED  YEAR ENDED  YEAR ENDED  YEAR ENDED  YEAR ENDED  YEAR ENDED  YEAR ENDED  YEAR ENDED
                                   AUGUST 31,  AUGUST 31,  AUGUST 31,  AUGUST 31,  AUGUST 31,  AUGUST 31,  AUGUST 31,  AUGUST 31,
                                      1995       1994*        1995       1994*        1995       1994*        1995       1994*
                                   ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------
Sales                                 49,605     317,728      78,633     242,302      28,310     164,365      47,563     223,577
Issued to shareholders electing
  to receive payments of
  distributions in Fund shares         5,073       3,588       6,010       4,661       5,622       3,139       6,044       3,838
Redemptions                         (152,245)   (118,020)   (198,740)       (627)    (40,430)    (44,774)    (36,854)    (84,611)
                                    --------   ---------     -------     -------    --------    --------    --------    --------
      Net increase (decrease)        (97,567)    203,296    (114,097)    246,336      (6,498)    122,730      16,753     142,804
                                    ========   =========    ========    ========    ========    ========    ========    ========

* For the Classic Alabama, Classic Arkansas, Classic Georgia, Classic Kentucky, Classic Louisiana, Classic Maryland, Classic Missouri, Classic North Carolina, Classic Oregon, Classic South Carolina, Classic Tennessee and Classic Virginia Funds, the transactions in Fund shares are for the period from the start of business, December 7, 1993, February 9, 1994, December 7, 1993, December 7, 1993, February 14, 1994, December 10, 1993, December 7, 1993, December 7, 1993, December 28, 1993, February 14, 1994, December 9, 1993, and December 17, 1993, respectively, to August 31, 1994.

                                    -------

--------------------------------------------------------------------------------

(4) TRANSACTIONS WITH AFFILIATES

Eaton Vance Management (EVM) serves as the Administrator of each Fund, but receives no compensation. The Portfolios have engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See
Note 2 of the Portfolios' Notes to Financial Statements which are included elsewhere in this report. To enhance the net income of the Funds, $11,742, $15,164, $16,832, $27,092, $10,912, $19,261, $20,693, $17,410, $20,572, $14,531,
$16,782 and $19,518 of expenses related to the operation of the Classic Alabama Fund, Classic Arkansas Fund, Classic Georgia Fund, Classic Kentucky Fund, Classic Louisiana Fund, Classic Maryland Fund, Classic Missouri Fund, Classic North Carolina Fund, Classic Oregon Fund, Classic South Carolina, Classic Tennessee Fund and Classic Virginia Fund, respectively, were allocated to EVM. Except as to Trustees of the Funds and the Portfolios who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to each Fund out of such investment adviser fee. Investors Bank & Trust Company (IBT), an affiliate of EVM, serves as custodian to the Funds and the Portfolios. Pursuant to the respective custodian agreements, IBT receives a fee reduced by credits which are determined based on the average cash balances the Funds or the Portfolios maintain with IBT. Certain of the officers and Trustees of the Funds and Portfolios are officers and directors/trustees of the above organizations (Note 5).

--------------------------------------------------------------------------------

(5) DISTRIBUTION PLAN

Each Fund has adopted a distribution plan (the Plan) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Effective January 30, 1995 the Trustees of the Funds adopted an Amended Distribution Plan. The Plans require the Funds to pay the principal underwriter, Eaton Vance Distributors, Inc.
(EVD), amounts equal to 1/365 of 0.75% of each Funds daily net assets, for providing ongoing distribution services and facilities to the respective Fund. A Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 6.25% of the aggregate amount received by the Fund for shares sold plus (ii) distribution fees calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD, reduced by the aggregate amount of contingent deferred sales charges (see Note 6) and amounts theretofore paid to EVD. The amount payable to EVD with respect to each day is accrued on such day as a liability of each Fund and, accordingly, reduces the Fund's net assets. For the year ended August 31, 1995, Classic Alabama Fund, Classic Arkansas Fund, Classic Georgia Fund, Classic Kentucky Fund, Classic Louisiana Fund, Classic Maryland Fund, Classic Missouri Fund, Classic North Carolina Fund, Classic Oregon Fund, Classic South Carolina, Classic Tennessee Fund and Classic Virginia Fund, paid or accrued $76,806, $4,256, $18,902, $14,899, $19,714, $7,033, $24,961, $49,492, $9,388, $11,235,
$8,556 and $10,372, respectively, to or payable to EVD representing 0.75% (annualized) of average daily net assets. At August 31, 1995, the amount of Uncovered Distribution Charges of EVD calculated under the Plans for Classic Alabama Fund, Classic Arkansas Fund, Classic Georgia Fund, Classic Kentucky Fund, Classic Louisiana Fund, Classic Maryland Fund, Classic Missouri Fund, Classic North Carolina Fund, Classic Oregon Fund, Classic South Carolina, Classic Tennessee Fund and Classic Virginia Fund were approximately $870,200, $52,400, $398,700, $300,800, $252,400, $93,000, $341,300, $652,900, $224,200,
$201,800, $116,000 and $162,900, respectively.

In addition, the Plans permit the Funds to make monthly payments of service fees to the Principal Underwriter, in amounts not expected to exceed 0.25% of each Fund's average daily net assets for any fiscal year. The Trustees have initially implemented the Plans by authorizing the Funds to make monthly service fee payments to the Principal Underwriter in amounts not expected to exceed 0.20% of each Fund's average daily net assets for any fiscal year. For the year ended August 31, 1995, Classic Alabama Fund, Classic Arkansas Fund, Classic Georgia Fund, Classic Kentucky Fund, Classic Louisiana Fund, Classic Maryland Fund, Classic Missouri Fund, Classic North Carolina Fund, Classic Oregon Fund, Classic South Carolina, Classic Tennessee Fund and Classic Virginia Fund paid or accrued service fees to or payable to EVD in the amount of $20,482, $1,135, $5,079, $3,974, $5,257, $1,876, $6,656, $13,198, $2,503, $2,996, $2,281 and $2,767,
respectively. Pursuant to the Amended Distribution Plan, on sales made prior to January 30, 1995, EVD makes monthly service fee payments to Authorized Firms in amounts anticipated to be equivalent to 0.20%, annualized, of the assets maintained in each Fund by their customers. On sales of shares made on January 30, 1995 and thereafter, EVD currently expects to pay to an Authorized Firm a service fee at the time of sale equal to 0.20% of the purchase price of the shares sold by such Firm and monthly payments of service fees in amounts not expected to exceed 0.20% per annum of the Funds' average daily net assets based on the value of Fund shares sold by such Firm and remaining outstanding for at least one year. During the first year after a purchase of Fund shares, EVD will retain the service fee as reimbursement for the service fee payment made to the Authorized Firm at the time of sale. Service fee payments are made for personal services and/or maintenance of shareholder accounts. Service fees paid to EVD and Authorized Firms are separate and distinct from the sales commissions and distribution fees payable by a Fund to EVD, and as such are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD.

Certain of the officers and Trustees of the Funds are officers or directors of EVD.

                                    -------

--------------------------------------------------------------------------------

(6) CONTINGENT DEFERRED SALES CHARGES

For shares purchased on or after January 30, 1995, a contingent deferred sales charge (CDSC) of 1% is imposed on any redemption of Fund shares made within one year of purchase. The CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gains distributions. No CDSC is levied on shares which have been sold to EVD or its affiliates or to their respective employees or clients. CDSC charges are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Funds' Distribution Plans. CDSC received when no Uncovered Distribution Charges exist will be credited to the Funds. For the year ended August 31, 1995, EVD received $86, $7, $46, $840, $284, $33, $105, $45 and $100 of CDSC paid by shareholders of Classic Alabama Fund, Classic Arkansas Fund, Classic Georgia Fund, Classic Kentucky Fund, Classic Louisiana Fund, Classic Maryland Fund, Classic Missouri Fund, Classic North Carolina Fund and Classic South Carolina Fund, respectively.

--------------------------------------------------------------------------------
(7) INVESTMENT TRANSACTIONS
Increases and decreases in each Fund's investment in its corresponding Portfolio for the year ended August 31, 1995 were as follows:

                                           CLASSIC            CLASSIC             CLASSIC             CLASSIC
                                           ALABAMA            ARKANSAS            GEORGIA             KENTUCKY
                                             FUND               FUND                FUND                FUND
                                          ----------       --------------       ------------       --------------
Increases                                 $1,696,091         $  496,695          $  746,335          $  440,609
Decreases                                  4,536,470            629,238           1,351,315           1,777,368

                                           CLASSIC            CLASSIC             CLASSIC             CLASSIC
                                          LOUISIANA           MARYLAND            MISSOURI         NORTH CAROLINA
                                             FUND               FUND                FUND                FUND
                                          ----------       --------------       ------------       --------------
Increases                                 $1,126,003         $  377,923          $1,000,132          $1,469,479
Decreases                                  1,413,199            662,747           1,951,040           2,807,171

                                           CLASSIC            CLASSIC             CLASSIC             CLASSIC
                                            OREGON         SOUTH CAROLINA        TENNESSEE            VIRGINIA
                                             FUND               FUND                FUND                FUND
                                          ----------       --------------       ------------       --------------
Increases                                 $  499,029         $  728,687          $  308,970          $  479,300
Decreases                                  1,411,441          1,810,754             417,692             404,874

--------------------------------------------------------------------------------

                                    -------
                          Independent Auditors' Report
--------------------------------------------------------------------------------
TO THE TRUSTEES AND SHAREHOLDERS OF
  EATON VANCE MUNICIPALS TRUST:

We have audited the accompanying statements of assets and liabilities of EV Classic Alabama Tax Free Fund, EV Classic Arkansas Tax Free Fund, EV Classic Georgia Tax Free Fund, EV Classic Kentucky Tax Free Fund, EV Classic Louisiana Tax Free Fund, EV Classic Maryland Tax Free Fund, EV Classic Missouri Tax Free Fund, EV Classic North Carolina Tax Free Fund, EV Classic Oregon Tax Free Fund, EV Classic South Carolina Tax Free Fund, EV Classic Tennessee Tax Free Fund and EV Classic Virginia Tax Free Fund (the Funds) (certain of the series of Eaton Vance Municipals Trust) as of August 31, 1995, the related statements of operations for the year then ended, and the statements of changes in net assets and the financial highlights for the year ended August 31, 1995 and the period from the start of business to August 31, 1994. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the aforementioned funds of Eaton Vance Municipals Trust at August 31, 1995, the results of their operations, the changes in their net assets and their financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

                                                   DELOITTE & TOUCHE LLP

BOSTON, MASSACHUSETTS
SEPTEMBER 29, 1995

                                    -------
                           Alabama Tax Free Portfolio
                   Portfolio of Investments - August 31, 1995
--------------------------------------------------------------------------------
                         TAX-EXEMPT INVESTMENTS - 100%
--------------------------------------------------------------------------------

     RATINGS
   (UNAUDITED)
-----------------   PRINCIPAL
                     AMOUNT
         STANDARD     (000
MOODY'S  & POOR'S   OMITTED)           SECURITY             VALUE
---------------------------------------------------------------------
                              ELECTRIC UTILITIES - 3.0%
NR        BBB        $  500   Guam Power Authority,
                              6.625%, 10/1/14            $    511,180
Baa1      A-            500   Puerto Rico Electric Power
                              Authority, 7.00%, 7/1/07        537,105
Baa1      A-            500   Puerto Rico Electric Power
                              Authority, 6.375%, 7/1/24       508,735
Baa1      A-            935   Puerto Rico Electric Power
                              Authority, 6.00%, 7/1/16        929,409
Baa1      A-          1,000   Puerto Rico Electric Power
                              Authority, 6.00%, 7/1/10      1,008,360
                                                         ------------
                                                         $  3,494,789
                                                         ------------
                              ESCROWED - 4.6%
NR        AA         $  500   Birmingham City, Alabama
                              Improvement Warrants,
                              6.60%, 7/1/17              $    560,295
NR        BBB         2,000   Gadsden City, Alabama
                              Medical Clinic Board
                              (Baptist Hospital), 7.80%,
                              11/1/21                       2,375,560
NR        BBB           350   Gadsden City, Alabama
                              Medical Clinic Board
                              (Baptist Hospital), 7.60%,
                              11/1/08                         412,006
Aaa       AAA           250   Tuscaloosa County, Alabama
                              Limited Obligation-Capital
                              Outlay Warrants (AMBAC),
                              6.50%, 2/1/15                   270,793
Aa        NR          1,600   University of Alabama-
                              Birmingham Medical &
                              Educational Foundation
                              Housing, 7.00%, 12/1/19       1,788,944
                                                         ------------
                                                         $  5,407,598
                                                         ------------
                              GENERAL OBLIGATIONS - 6.5%
A1        AA         $1,500   Birmingham, Alabama
                              U.T.G.O., 5.75%, 4/1/19    $  1,452,930
A1        AA          1,000   Birmingham, Alabama
                              U.T.G.O., 5.75%, 6/1/16         982,080
Baa1      A           2,000   Puerto Rico U.T.G.O.,
                              6.50%, 7/1/23                 2,059,260
Baa1      A           1,980   Puerto Rico Public
                              Buildings Authority,
                              5.75%, 7/1/15                 1,907,314
Baa1      A           1,000   Puerto Rico Public
                              Buildings Authority,
                              5.50%, 7/1/21                   919,960
NR        NR            250   Virgin Islands, Public
                              Finance Authority, 7.25%,
                              10/1/18                         262,505
                                                         ------------
                                                         $  7,584,049
                                                         ------------
                              HEALTH CARE - 4.2%
A1        A+         $2,000   DCH Healthcare, Alabama
                              5.75%, 6/1/23              $  1,888,860
NR        NR            325   Fairhope City, Alabama
                              Midtown Medical Clinic
                              Board (Beverly
                              Enterprises), 6.375%,
                              6/1/09                          301,542
Baa       BBB         2,000   Marshall County, Alabama
                              Health Care, 7.00%, 1/1/20    1,997,400
NR        NR            670   Mobile City, Alabama
                              Second Medical Clinic
                              Board (Beverly
                              Enterprises), 7.00%,
                              4/1/07                          651,883
                                                         ------------
                                                         $  4,839,685
                                                         ------------
                              HOSPITALS - 5.1%
Baa       NR         $1,000   Cullman, Alabama Medical
                              Clinic Board (Cullman
                              Regional Medical Center),
                              6.50%, 2/15/23             $    947,460
Baa1      NR          3,550   Jasper City, Alabama
                              Medical Clinic Board
                              (Walker Regional Medical
                              Center), 6.375%, 7/1/18
                              (2)                           3,530,582
A         A           1,000   Montgomery City, Alabama
                              Medical Clinic Board
                              (Jackson Hospital), 7.00%,
                              3/1/15                        1,044,270
Baa       BBB           430   Troy City, Alabama
                              Hospital Building
                              Authority, 7.375%, 5/1/12       450,192
                                                         ------------
                                                         $  5,972,504
                                                         ------------
                              HOUSING - 2.6%
Aaa       NR         $3,000   Alabama HFA Single Family
                              Mortgage (GNMA/FNMA),
                              6.60%, 4/1/19              $  3,036,180
                                                         ------------
                              INDUSTRIAL DEVELOPMENT
                              REVENUE/POLLUTION CONTROL
                              REVENUE - 12.7%
Baa1      BBB        $1,200   Courtland, Alabama
                              (Champion International
                              Corporation), 7.20%,
                              12/1/13                    $  1,298,760
Baa1      BBB         5,500   Courtland, Alabama
                              (Champion International
                              Corporation), 5.90%,
                              2/1/17                        5,311,790
Baa3      NR          1,000   Jackson, Alabama (Boise
                              Cascade), 7.875%, 8/1/00      1,037,310
Baa3      BBB-        2,000   Mobile, Alabama Industrial
                              Development Board (Solid
                              Waste), 6.95%, 1/1/20         2,045,340
Aa2       AA          3,000   Mobile County, Alabama
                              Pollution Control, 6.00%,
                              12/1/14                       3,048,690
Baa3      BB+         1,000   Puerto Rico Port Authority
                              (American Airlines),
                              (AMT), 6.30%, 6/1/23            992,100
A3        A-          1,000   Selma, Alabama, Industrial
                              Development Board (Solid
                              Waste), International
                              Paper Co., 6.00%, 12/1/17       997,450
                                                         ------------
                                                         $ 14,731,440
                                                         ------------
                              INSURED EDUCATION - 8.5%
Aaa       AAA        $1,000   Alabama A&M University
                              (MBIA), 6.375%, 11/1/09    $  1,059,150
Aaa       AAA         1,770   Alabama A&M University
                              (MBIA), 5.75%, 11/1/14        1,755,645

                                    -------

--------------------------------------------------------------------------------
                       TAX-EXEMPT INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------

     RATINGS
   (UNAUDITED)
-----------------   PRINCIPAL
                     AMOUNT
         STANDARD     (000
MOODY'S  & POOR'S   OMITTED)           SECURITY                     VALUE
-----------------------------------------------------------------------------
                              INSURED EDUCATION - (CONTINUED)
Aaa       AAA         3,750   Alabama A&M University
                              (MBIA), 5.50%, 11/1/20                3,559,013
Aaa       AAA         4,000   University of Alabama
                              (MBIA), 5.00%, 6/1/16                 3,554,680
                                                                 ------------
                                                                 $  9,928,488
                                                                 ------------
                              INSURED ELECTRIC UTILITIES - 2.1%
Aaa       AAA        $  250   Puerto Rico Electric Power
                              Authority (STRIPES) (FSA),
                              Variable, 7/1/03 (1)               $    279,153
Aaa       AAA         2,000   Wilsonville, Alabama
                              Industrial Development
                              Board (MBIA), 6.75%,
                              2/1/15                                2,122,760
                                                                 ------------
                                                                 $  2,401,913
                                                                 ------------
                              INSURED GENERAL OBLIGATION - 3.7%
Aaa       AAA        $  500   Fairfield City, Alabama
                              U.T.G.O. (AMBAC), 6.30%,
                              6/1/22                             $    518,975
Aaa       AAA         3,250   Madison City, Alabama
                              (MBIA), 6.00%, 2/1/24                 3,269,760
Aaa       AAA           500   Troy City, Alabama (CAPG),
                              6.60%, 6/1/12                           526,725
                                                                 ------------
                                                                 $  4,315,460
                                                                 ------------
                              INSURED HEALTH CARE - 1.8%
Aaa       AAA        $2,000   Huntsville, Alabama Health
                              Care Facilities (MBIA),
                              6.50%, 6/1/13                      $  2,097,440
                                                                 ------------
                              INSURED HOSPITAL - 6.4%
Aaa       AAA        $2,500   Birmingham, Alabama
                              Baptist Medical Center
                              (MBIA), 5.875%, 11/15/20           $  2,459,400
Aaa       AAA         2,500   Birmingham, Alabama
                              Baptist Medical Center
                              (MBIA), 6.00%, 11/15/24               2,482,700
Aaa       AAA         1,000   East Alabama Health Care
                              Facilities (MBIA), 5.25%,
                              9/1/23                                  906,400
Aaa       AAA         1,000   Houston County, Southeast
                              Alabama Medical Center
                              (MBIA), 5.75%, 10/1/22                  974,520
Aaa       AAA           750   University of Alabama
                              Revenue (MBIA), 5.00%,
                              10/1/14                                 674,100
                                                                 ------------
                                                                 $  7,497,120
                                                                 ------------
                              INSURED INDUSTRIAL
                              DEVELOPMENT REVENUE/
                              POLLUTION CONTROL REVENUE - 4.4%
Aaa       AAA        $3,000   Columbia, Alabama (AL
                              Power Company) (AMBAC),
                              6.50%, 9/1/23                      $  3,107,940
Aaa       AAA         2,000   West Jefferson, Alabama
                              Industrial Development
                              (MBIA), 6.05%, 5/1/23                 2,004,620
                                                                 ------------
                                                                 $  5,112,560
                                                                 ------------
                              INSURED LEASE/CERTIFICATE
                              OF PARTICIPATION - 3.9%
Aaa       AAA        $4,700   Montgomery, Alabama
                              Downtown Redevelopment
                              Authority Mortgage (MBIA),
                              5.50%, 10/1/13                     $  4,497,571
                                                                 ------------
                              INSURED
                              MISCELLANEOUS - 0.4%
Aaa       AAA        $1,950   Jefferson County, Alabama
                              Birmingham-Jefferson Civic
                              Center (MBIA), 0%, 9/1/18          $    492,180
                                                                 ------------
                              INSURED SOLID WASTE - 4.0%
Aaa       AAA        $4,000   Huntsville, Alabama Solid
                              Waste Disposal (FGIC)
                              (AMT), 7.00%, 10/1/14              $  4,271,480
Aaa       AAA           350   Huntsville, Alabama Solid
                              Waste Disposal (FGIC)
                              (AMT), 7.00%, 10/1/08                   382,316
                                                                 ------------
                                                                 $  4,653,796
                                                                 ------------
                              INSURED TRANSPORTATION - 4.3%
Aaa       AAA        $3,475   Birmingham, Alabama
                              Airport Authority (AMBAC),
                              5.25%, 7/1/20                      $  3,186,471
Aaa       AAA         2,000   Birmingham, Alabama
                              Airport Authority (AMBAC)
                              (AMT), 5.375%, 7/1/23                 1,821,660
                                                                 ------------
                                                                 $  5,008,131
                                                                 ------------
                              INSURED WATER & SEWER - 17.2%
Aaa       AAA        $2,750   Alabama Water Pollution
                              Control Authority
                              (Jefferson County)
                              (AMBAC), 5.50%, 2/15/16            $  2,623,363
Aaa       AAA         2,500   Alabama Water Pollution
                              Control Authority (AMBAC),
                              5.00%, 8/15/15                        2,254,400
Aaa       AAA         1,100   Gulf Shores, Alabama Water
                              and Sewer (AMBAC), 6.50%,
                              2/1/15                                1,156,001
Aaa       AAA         2,360   Limestone County, Alabama
                              Water Authority (FGIC),
                              5.25%, 12/1/20                        2,159,707
Aaa       AAA           500   Northeast, Alabama Water,
                              Sewer and Fire Protection
                              (AMBAC), 5.70%, 5/1/23                  487,065
Aaa       AAA         3,075   Prichard City, Alabama
                              Water and Sewer (AMBAC),
                              6.125%, 11/15/14                      3,148,460
Aaa       AAA         6,000   Scottsboro, Alabama Water,
                              Sewer and Gas (AMBAC),
                              6.50%, 12/1/14                        6,361,020

                                    -------

--------------------------------------------------------------------------------
                       TAX-EXEMPT INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------

     RATINGS
   (UNAUDITED)
-----------------   PRINCIPAL
                     AMOUNT
         STANDARD     (000
MOODY'S  & POOR'S   OMITTED)           SECURITY             VALUE
---------------------------------------------------------------------
                              INSURED WATER & SEWER - (CONTINUED)
Aaa       AAA           750   West Morgan-East Lawrence,
                              Alabama Water Authority
                              (FGIC), 6.00%, 5/1/22           754,200
Aaa       AAA         1,000   West Morgan-East Lawrence,
                              Alabama Water Authority
                              (FSA), 6.85%, 8/15/25         1,077,410
                                                         ------------
                                                         $ 20,021,626
                                                         ------------
                              MISCELLANEOUS - 0.1%
A         A          $  100   Tennessee Valley, Alabama
                              Exhibit Commission, 6.70%,
                              6/1/10                     $    107,061
                                                         ------------
                              SPECIAL TAX REVENUE - 2.4%
Baa1      A          $1,000   Puerto Rico Highway and
                              Transportation, 5.50%,
                              7/1/15                     $    950,160
Baa1      A           1,800   Puerto Rico Highway and
                              Transportation, 6.625%,
                              7/1/18                        1,878,480
                                                         ------------
                                                         $  2,828,640
                                                         ------------
                              TRANSPORTATION - 0.9%
NR        BBB        $1,000   Guam Airport Authority,
                              6.70%, 10/1/23             $  1,007,200
                                                         ------------
                              WATER AND SEWER - 1.2%
NR        NR         $1,500   Moulton City, Alabama
                              Water, 6.30%, 1/1/18       $  1,444,425
                                                         ------------
                              TOTAL TAX-EXEMPT
                              INVESTMENTS
                              (IDENTIFIED COST,
                              $112,610,415)              $116,479,856
                                                         ============

(1) The above designated securities have been issued as inverse floater bonds.
(2) Security has been segregated to cover margin requirements for open financial futures contracts.

The Portfolio invests primarily in debt securities issued by Alabama municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at August 31, 1995, 56.7% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage by financial institution ranged from 0.5% to 27.3% of total investments.

                       See notes to financial statements

                                    -------
                          Arkansas Tax Free Portfolio
                   Portfolio of Investments - August 31, 1995
--------------------------------------------------------------------------------
                         TAX-EXEMPT INVESTMENTS - 100%
--------------------------------------------------------------------------------

     RATINGS
   (UNAUDITED)
-----------------   PRINCIPAL
                     AMOUNT
         STANDARD     (000
MOODY'S  & POOR'S   OMITTED)           SECURITY              VALUE
----------------------------------------------------------------------
                              EDUCATION - 3.2%
A1        NR         $1,750   University of Arkansas
                              Board of Trustees, 7.20%,
                              12/1/10 (2)                 $ 1,923,338
A         NR            610   Arkansas State Student Loan
                              Authority, 7.25%, 6/1/09        666,193
                                                          -----------
                                                          $ 2,589,531
                                                          -----------
                              ELECTRIC UTILITIES - 9.2%
A         NR         $1,750   Conway, Arkansas Electric,
                              5.70%, 8/1/09               $ 1,764,368
NR        BBB         1,250   Guam Power Authority,
                              5.25%, 10/1/13                1,123,200
NR        BBB         1,250   Guam Power Authority,
                              5.25%, 10/1/23                1,072,300
Baa2      BBB         1,500   Independence, Arkansas PCR
                              (AR Power & Light), 6.25%,
                              1/1/21                        1,507,470
Baa2      BBB-          750   Jefferson, Arkansas PCR (AR
                              Power & Light), 6.125%,
                              10/1/07                         750,225
Baa2      BBB           550   Jefferson, Arkansas PCR (AR
                              Power & Light), 6.30%,
                              6/1/18                          564,174
Baa2      BBB           500   Pope, Arkansas PCR (AR
                              Power & Light), 6.30%,
                              12/1/16                         510,100
Baa1      A-            500   Puerto Rico Electric Power
                              Authority, 0%, 7/1/17           132,214
                                                          -----------
                                                          $ 7,424,051
                                                          -----------
                              ESCROWED - 3.4%
Aaa       AAA        $  500   Arkansas DFA Wastewater
                              System (MBIA), 7.00%,
                              6/1/14                      $   567,760
Aaa       NR            650   Arkansas State Waste
                              Disposal and Pollution
                              Abatement U.T.G.O., 6.25%,
                              7/1/22                          714,110
Aaa       AAA           500   Harrison, Arkansas Single
                              Family Mortgage (FGIC),
                              7.40%, 9/1/11                   574,114
Aaa       AAA           750   Puerto Rico Public
                              Buildings Authority 6.875%,
                              7/1/21                          861,848
                                                          -----------
                                                          $ 2,717,832
                                                          -----------
                              GENERAL OBLIGATIONS - 8.2%
Aa        AA         $  750   Arkansas State College
                              Savings, 0%, 6/1/13         $   273,465
Aa        AA          2,750   Arkansas State College
                              Savings, 0%, 6/1/14             938,658
Baa1      A           1,000   Puerto Rico Public
                              Improvement, 5.25%, 7/1/18      901,610
Baa1      A           2,000   Puerto Rico Commonwealth
                              Unlimited Tax 5.50%, 7/1/13   1,901,760
Baa1      A           2,000   Puerto Rico Public
                              Buildings Authority, 5.50%,
                              7/1/21                        1,839,920
NR        NR            750   Virgin Island, Public
                              Finance Authority, 7.25%,
                              10/1/18                         787,515
                                                          -----------
                                                          $ 6,642,928
                                                          -----------
                              HOSPITALS - 14.8%
Aa        AA         $3,000   Arkansas DFA (Sisters of
                              Mercy), 5.00%, 6/1/19       $ 2,664,180
Baa       NR            700   Baxter, Arkansas Hospital
                              Improvement, 7.25%, 9/1/07      744,611
Baa       NR            750   Baxter, Arkansas Hospital
                              Improvement, 7.50%, 9/1/21      800,970
NR        A+          1,125   Little Rock, Arkansas
                              (Baptist Medical Center),
                              6.80%, 11/1/05                1,256,108
NR        A+          2,250   Little Rock, Arkansas
                              (Baptist Medical Center),
                              5.50%, 9/1/15                 2,137,545
NR        A           1,000   Little Rock, Arkansas
                              (Baptist Medical
                              Center-Parkway Village),
                              7.00%, 10/1/17                1,064,340
NR        A-          2,250   Pulaski, Arkansas
                              (Children's Hospital),
                              6.20%, 3/1/22                 2,253,150
A1        AA          1,000   Sebastian, Arkansas (Sparks
                              Regional Medical Center),
                              5.60%, 4/1/06                 1,026,020
                                                          -----------
                                                          $11,946,924
                                                          -----------
                              HOUSING - 11.7%
NR        AAA        $2,400   Arkansas DFA Single Family
                              Mortgage (GNMA, AMT),
                              5.80%, 6/1/25               $ 2,230,272
NR        AAA           765   Arkansas DFA Single Family
                              Mortgage (GNMA, AMT),
                              7.85%, 12/1/21                  809,592
NR        AAA         1,000   Arkansas DFA Single Family
                              Mortgage (GNMA/FNMA, AMT),
                              6.35%, 7/1/22                   999,880
NR        AAA         1,000   Arkansas DFA Single Family
                              Mortgage (GNMA/FNMA),
                              6.60%, 7/1/17                 1,032,200
NR        AAA         1,500   Arkansas DFA Single Family
                              Mortgage (GNMA/FNMA, AMT),
                              6.80%, 1/1/22                 1,547,790
NR        AAA           740   Arkansas DFA Single Family
                              Mortgage (GNMA/FNMA),
                              6.70%, 7/1/27                   746,519
NR        AAA         1,000   Arkansas DFA Single Family
                              Mortgage (GNMA, AMT),
                              7.45%, 1/1/27                 1,077,470
A         NR          3,000   Arkansas DFA Compound
                              Accretion, 0%, 12/1/11          974,010
                                                          -----------
                                                          $ 9,417,733
                                                          -----------
                              INDUSTRIAL DEVELOPMENT
                              REVENUE/POLLUTION CONTROL
                              REVENUE - 13.2%
Baa2      BBB        $2,350   Baxter, Arkansas (Aeroquip
                              Corporation), 5.80%,
                              10/1/13                     $ 2,280,816
A1        AA-         2,500   Blythesville, Arkansas
                              (Nucor Corporation), (AMT),
                              6.90%, 12/1/21                2,653,825
A3        A-            755   Gurdon, Arkansas
                              (International Paper),
                              5.75%, 2/1/08                   755,627
A1        AA-         1,000   Jonesboro, Arkansas
                              (Anheuser-Busch), 6.50%,
                              11/15/12                      1,074,290

                                    -------

--------------------------------------------------------------------------------
                       TAX-EXEMPT INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------

     RATINGS
   (UNAUDITED)
-----------------   PRINCIPAL
                     AMOUNT
         STANDARD     (000
MOODY'S  & POOR'S   OMITTED)           SECURITY              VALUE
---------------------------------------------------------------------
                              INDUSTRIAL DEVELOPMENT
                              REVENUE/POLLUTION CONTROL
                              REVENUE - (CONTINUED)
NR        A-            550   Pine Bluff, Arkansas
                              (International Paper),
                              (AMT), 5.55%, 10/1/17           517,347
A2        NR            750   Puerto Rico IME (American
                              Home Products), 5.10%,
                              12/1/18                         670,215
Baa3      BB+         2,740   Puerto Rico Ports
                              Authority (American
                              Airlines) (AMT),
                              6.30%, 6/1/23                 2,718,353
                                                          -----------
                                                          $10,670,473
                                                          -----------
                              INSURED ELECTRIC UTILITIES - 7.5%
Aaa       AAA        $  500   Independence, Arkansas PCR
                              (AR Power & Light) (FSA),
                              6.25%, 1/1/21               $   519,265
Aaa       AAA           250   North Little Rock, Arkansas
                              Electric System (MBIA),
                              6.50%, 7/1/10                   271,900
Aaa       AAA         3,390   North Little Rock, Arkansas
                              Electric System (MBIA),
                              6.50%, 7/1/15                 3,722,016
Aaa       AAA           450   Puerto Rico Electric Power
                              Authority (STRIPES) (FSA),
                              Variable, 7/1/03 (1)            502,475
Aaa       AAA         1,000   West Memphis, Arkansas
                              Public Utilities (MBIA),
                              6.60%, 1/1/09                 1,073,250
                                                          -----------
                                                          $ 6,088,906
                                                          -----------
                              INSURED GENERAL OBLIGATIONS - 7.0%
Aaa       AAA        $1,610   Jonesboro, Arkansas School
                              District (AMBAC), 6.125%,
                              2/1/15                      $ 1,629,352
Aaa       AAA         3,000   Springdale, Arkansas School
                              District (AMBAC), 5.125%,
                              6/1/16                        2,760,630
Aaa       AAA           680   White Hall, Arkansas School
                              District (AMBAC), 4.75%,
                              4/1/12                          620,140
Aaa       AAA           710   White Hall, Arkansas School
                              District (AMBAC), 4.75%,
                              4/1/13                          645,248
                                                          -----------
                                                          $ 5,655,370
                                                          -----------
                              INSURED HEALTH CARE - 1.1%
Aaa       AAA        $  400   Saline, Arkansas Healthcare
                              (Evan Lutheran Good
                              Samaritan) (AMBAC), 5.80%,
                              5/1/11                      $   394,280
Aaa       AAA           500   Saline, Arkansas Healthcare
                              (Evan Lutheran Good
                              Samaritan) (AMBAC), 6.00%,
                              6/1/18                          513,665
                                                          -----------
                                                          $   907,945
                                                          -----------
                              INSURED TRANSPORTATION - 0.6%
Aaa       AAA        $  500   Little Rock, Arkansas
                              Airport (MBIA), 6.00%,
                              11/1/14                     $   508,370
                                                          -----------
                              INSURED WATER & SEWER - 7.2%
Aaa       AAA        $1,670   Arkansas DFA Wastewater
                              System (MBIA), 5.40%,
                              12/1/15                     $ 1,598,541
Aaa       AAA         1,680   Arkansas DFA Wastewater
                              System (MBIA), 5.00%,
                              12/1/08                       1,621,502
Aaa       AAA         2,000   Arkansas DFA Wastewater
                              System (MBIA), 5.00%,
                              6/1/15                        1,821,960
Aaa       AAA           300   Beaver, Arkansas Water
                              District (MBIA), 5.85%,
                              11/15/08                        312,741
Aaa       AAA           500   Jonesboro, Arkansas Water
                              and Light (AMBAC), 5.25%,
                              12/1/13                         477,915
                                                          -----------
                                                          $ 5,832,659
                                                          -----------
                              MISCELLANEOUS - 2.9%
A         NR         $2,000   Little Rock, Arkansas Hotel
                              and Restaurant Gross
                              Receipts Tax, 7.375%,
                              8/1/15                      $ 2,329,700
                                                          -----------
                              SPECIAL TAX REVENUE - 3.2%
Baa1      A          $3,000   Puerto Rico Highway and
                              Transportation, 5.00%,
                              7/1/22                      $ 2,591,430
                                                          -----------
                              WATER & SEWER REVENUE - 6.8%
NR        NR         $  800   Conway, Arkansas Water,
                              5.40%, 5/1/11               $   772,880
NR        NR          1,250   Cross, Arkansas Rural
                              Water, 5.75%, 4/1/18          1,254,574
A1        NR          2,000   Little Rock, Arkansas
                              Sewer, 5.50%, 8/1/14          1,933,740
NR        NR          1,500   South Sebastian, Arkansas
                              Water, 6.15%, 6/1/23          1,534,815
                                                          -----------
                                                          $ 5,496,009
                                                          -----------
                              TOTAL TAX-EXEMPT
                              INVESTMENTS
                              (IDENTIFIED COST,
                              $79,275,204)                $80,819,861
                                                          ===========

(1) The above designated securities have been issued as inverse floater bonds.
(2) Security has been segregated to cover margin requirements for open financial futures contracts.

The Portfolio invests primarily in debt securities issued by Arkansas municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at August 31, 1995, 23.4% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage by financial institution ranged from 0.7% to 6.1% of total investments.

                       See notes to financial statements

                                    -------
                           Georgia Tax Free Portfolio
                   Portfolio of Investments - August 31, 1995
--------------------------------------------------------------------------------
                         TAX-EXEMPT INVESTMENTS - 100%
--------------------------------------------------------------------------------

     RATINGS
   (UNAUDITED)
-----------------   PRINCIPAL
                     AMOUNT
         STANDARD     (000
MOODY'S  & POOR'S   OMITTED)           SECURITY              VALUE
----------------------------------------------------------------------
                              EDUCATION - 5.6%
Aa1       AA-        $3,000   Dekalb County Georgia,
                              Emory University, 6.00%,
                              10/1/14                     $  3,058,170
Aa        AA-         3,425   Private Colleges and
                              Universities Authority,
                              Agnes Scott College,
                              5.625%, 6/1/23                 3,324,100
Aa1       AA-           310   Private Colleges and
                              Universities Authority,
                              Emory University, 6.40%,
                              10/1/23                          321,628
                                                          ------------
                                                          $  6,703,898
                                                          ------------
                              ESCROWED - 0.2%
Aaa       AAA        $  250   Cherokee County, Georgia,
                              Water and Sewer, (MBIA),
                              6.90%, 8/1/18               $    279,650
                                                          ------------
                              GENERAL
                              OBLIGATIONS - 15.0%
Aa        AA-        $  300   Alpharetta, Georgia,
                              6.50%, 5/1/10               $    331,482
Aa        AA          3,350   Atlanta, Georgia, 6.10%,
                              12/1/19                        3,398,575
Aa        AA          2,000   Atlanta, Georgia, 6.125%,
                              12/1/23                        2,024,880
Aa        AA          3,000   Atlanta, 6.25%, 10/1/12        3,111,120
Aa        AA          1,650   Atlanta, 6.25%, 10/1/16        1,699,351
A1        NR            150   Cherokee County School
                              District, 6.375%, 6/1/7          160,494
Aa        AA          1,000   Downtown Savannah
                              Authority Georgia Revenue,
                              5.00%, 1/1/11                    931,930
Aa        AA-           250   Clayton County, Georgia,
                              Solid Waste, 6.50%, 2/1/12       264,043
Aa        AA          1,000   Fulton County School
                              District, 5.60%, 1/1/13          983,590
Aaa       AA+           500   Georgia, 6.30%, 3/1/08           553,930
Aa1       AA+         1,480   Gwinnett County, Georgia,
                              Water and Sewerage, 6.50%,
                              8/1/06                         1,491,618
A         A             450   Paulding County School
                              District, 6.625%, 2/1/08         495,477
Baa1      A           1,000   Puerto Rico, 5.75%, 7/1/15       963,290
NR        NR          1,400   Virgin Island, 7.25%,
                              10/1/18                        1,470,028
                                                          ------------
                                                          $ 17,879,808
                                                          ------------
                              HOSPITALS - 10.5%
Baa1      NR         $4,250   Fulco Hospital, Georgia
                              Baptist, 6.375%, 9/1/22     $  3,973,495
A         NR          5,040   Savannah, Georgia, St.
                              Joseph's Hospital, 6.20%,
                              7/1/23                         4,877,460
NR        BBB         1,285   Toombs County, Dr. John M.
                              Meadows Memorial Hospital,
                              7.00%, 12/1/17                 1,262,088
NR        BBB+        2,750   Tri City Hospital, 6.375%,
                              7/1/16                         2,449,947
                                                          ------------
                                                          $ 12,562,990
                                                          ------------
                              HOUSING - 13.9%
NR        AAA        $4,000   Fulton County, HFA, (AMT),
                              6.64%, 3/1/28               $  4,031,960
Aa        NR          1,450   Georgia HFA, (AMT),
                              6.875%, 12/1/20                1,495,342
Aa        AA+           395   Georgia Resource
                              Authority, SFMR, (FHA),
                              7.50%, 6/1/17                    419,569
Aa        AA          2,500   Georgia HFA, (FHA Insured
                              or VA Guaranteed), (AMT),
                              6.70%, 12/1/25                 2,558,500
Aa        AA+         1,500   Georgia HFA, (AMT), 7.05%,
                              12/1/20                        1,567,290
Aa        AA+         2,380   Georgia HFA, (AMT),
                              7.125%, 12/1/26                2,491,169
Aa        AA+         4,000   Georgia HFA, (AMT), 6.55%,
                              12/1/27                        4,006,320
                                                          ------------
                                                          $ 16,570,150
                                                          ------------
                              INDUSTRIAL DEVELOPMENT
                              AUTHORITY - 5.6%
A1        AA-        $1,000   Cartersville, Georgia,
                              Anheuser-Busch, (AMT),
                              7.375%, 5/1/09              $  1,157,340
A2        NR          1,000   Puerto Rico IME, American
                              Home, 5.10%, 12/1/18             893,620
A1        A-            750   Savannah Union Camp
                              Corporation, 6.80%, 2/1/12       806,258
NR        NR          1,250   Savannah Economic
                              Development, (AMT), 9.00%,
                              1/1/15                         1,332,375
NR        AA-           500   Savannah, Hershey Foods,
                              6.60%, 6/1/12                    532,700
NR        AA-         2,000   Vienna, Cargill Project,
                              6.00%, 9/1/14                  2,002,940
                                                          ------------
                                                          $  6,725,233
                                                          ------------
                              INSURED GENERAL
                              OBLIGATIONS - 4.0%
Aaa       AAA        $2,990   Houston County School
                              District, (MBIA), 5.375%,
                              3/1/11                      $  2,858,291
Aaa       AAA         1,350   Jackson County School
                              District, (MBIA), 6.00%,
                              7/1/14                         1,369,170
Aaa       AAA           500   Puerto Rico, Public
                              Improvement Bonds of 1992,
                              (AMBAC), Variable, 7/1/15
                              (1)                              505,850
                                                          ------------
                                                          $  4,733,311
                                                          ------------
                              INSURED HOSPITAL - 13.2%
Aaa       AAA        $  675   Chatham County, Memorial
                              Medical Center, (MBIA),
                              7.00%, 1/1/21               $    723,424
Aaa       AAA           305   Chatham County, Memorial
                              Medical Center, (MBIA),
                              6.85%, 1/1/21                    325,972
Aaa       AAA         1,300   Cobb County, Kennestone
                              Hospital, (MBIA), 5.00%,
                              4/1/24                         1,137,682

                                    -------

--------------------------------------------------------------------------------
                       TAX-EXEMPT INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------

     RATINGS
   (UNAUDITED)
-----------------   PRINCIPAL
                     AMOUNT
         STANDARD     (000
MOODY'S  & POOR'S   OMITTED)           SECURITY                  VALUE
--------------------------------------------------------------------------
                              INSURED HOSPITAL - (CONTINUED)
Aaa       AAA         3,225   Gainsville and Hall
                              County, NE Healthcare,
                              (MBIA), 6.00%, 10/1/25             3,235,804
Aaa       AAA         3,000   Gwinnett County, Gwinnett
                              Hospital, (AMBAC), 5.00%,
                              9/1/13                             2,709,300
Aaa       AAA         2,500   Macon-Bibb County Hospital
                              Authority, The Medical
                              Center of Central Georgia,
                              (FGIC), 5.00%, 8/1/14              2,269,375
Aaa       AAA         2,000   Medical Center Hospital
                              Authority, Columbus
                              Regional Healthcare
                              System, (MBIA), 6.40%,
                              8/1/06                             2,165,640
Aaa       AAA         1,500   Medical Center Hospital
                              Authority, Columbus
                              Regional Healthcare
                              System, (MBIA), Variable,
                              8/1/10 (1)                         1,664,775
Aaa       AAA         1,375   Walker, Dade and Catoosa
                              Counties Hospital, (FGIC),
                              7.00%, 10/1/10                     1,518,688
                                                              ------------
                                                              $ 15,750,660
                                                              ------------
                              INSURED HOUSING - 0.9%
Aaa       AAA        $1,000   East Point Building
                              Authority, (FGIC), 6.00%,
                              2/1/10                          $  1,024,810
                                                              ------------
                              INSURED SPECIAL TAX - 1.8%
Aaa       AAA        $1,000   Metropolitan Atlanta Rapid
                              Transit Authority,
                              (AMBAC), 6.25%, 7/1/11          $  1,062,100
Aaa       AAA         1,000   Metropolitan Atlanta Rapid
                              Transit Authority,
                              (AMBAC), 6.25%, 7/1/20             1,065,560
                                                              ------------
                                                              $  2,127,660
                                                              ------------
                              INSURED TRANSACTION - 0.8%
Aaa       AAA        $1,000   Atlanta Airport Facility
                              Revenue, (AMBAC), (AMT),
                              6.00%, 1/1/21                   $    994,740
                                                              ------------
                              INSURED UTILITIES - 3.3%
Aaa       AAA        $1,480   Cordele Public Utility
                              Authority, (MBIA), 6.50%,
                              11/1/19                         $  1,554,133
Aaa       AAA           750   Municipal Electric
                              Authority of Georgia,
                              (MBIA), 0%, 1/1/07                   409,410
Aaa       AAA         1,000   Municipal Electric
                              Authority of Georgia,
                              (FGIC), 5.50%, 1/1/12                973,670
Aaa       AAA           900   Puerto Rico Electric Power
                              Authority, (FSA),
                              Variable, 7/1/03 (1)               1,004,949
                                                              ------------
                                                              $  3,942,162
                                                              ------------
                              INSURED WATER & SEWER - 3.8%
Aaa       AAA        $2,700   Atlanta, Water and Sewer,
                              (FGIC), 5.00%, 1/1/15           $  2,424,708
Aaa       AAA         1,975   Cherokee County, Water and
                              Sewerage, (MBIA), 6.875%,
                              8/1/13                             2,121,012
                                                              ------------
                                                              $  4,545,720
                                                              ------------
                              LEASE/CERTIFICATES OF
                              PARTICIPATION - 1.0%
Aa        AA         $  310   Fulton County, Lease
                              Revenue, 0%, 1/1/09             $    146,828
Aa        AA          2,300   Fulton County, Lease
                              Revenue, 0%, 1/1/10                1,022,787
                                                              ------------
                                                              $  1,169,615
                                                              ------------
                              LIFE CARE - 1.2%
NR        NR         $1,500   Dekalb Private Hospital,
                              Assisted Living, Atlanta
                              Inc, 8.50%, 3/1/25              $  1,463,625
                                                              ------------
                              SOLID WASTE - 0.9%
A1        A+         $1,000   Savannah Energy Systems
                              Company Project, 6.30%,
                              12/1/06                         $  1,049,330
                                                              ------------
                              SPECIAL TAX REVENUE - 0.4%
Baa1      A          $  500   Puerto Rico Commonwealth
                              Highway, 5.50%, 7/1/17          $    468,025
                                                              ------------
                              TRANSPORTATION - 1.3%
Ba3       BB         $1,500   Atlanta Special Purpose
                              Facilities, Delta
                              Airlines, (AMT), 7.90%,
                              12/1/18                         $  1,592,475
                                                              ------------
                              UTILITIES - 15.5%
A1        A          $2,000   Burke County, PCR, Georgia
                              Power, 6.375%, 8/1/24           $  2,023,820
A         A           1,000   Georgia Muni Electric
                              Power Authority, 0%,
                              1/1/12                               368,600
A         A           3,000   Georgia Muni Electric
                              Power Authority, 5.50%,
                              1/1/20                             2,744,730
A         A           3,000   Georgia Muni Electric
                              Power Authority, 5.70%,
                              1/1/23                             2,795,940
A         A           2,000   Georgia Muni Electric
                              Power Authority, 8.25%,
                              1/1/11                             2,455,640
A1        A+          1,000   Monroe County, PCR, Gulf
                              Power, 6.30%, 9/1/24               1,013,890
A3        A+          4,000   Monroe County, PCR,
                              Ogelthorpe Power, 6.55%,
                              1/1/06                             4,383,200
A3        A+          2,000   Monroe County, PCR,
                              Ogelthorpe Power, 6.70%,
                              1/1/09                             2,198,480
Baa1      A-            665   Puerto Rico Electrical
                              Power Authority, 0%,
                              7/1/17                               175,846
Baa1      A-            250   Puerto Rico Electrical
                              Power Authority, 7.00%,
                              7/1/07                               268,552
                                                              ------------
                                                              $ 18,428,698
                                                              ------------

                                    -------

--------------------------------------------------------------------------------
                       TAX-EXEMPT INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------

     RATINGS
   (UNAUDITED)
-----------------   PRINCIPAL
                     AMOUNT
         STANDARD     (000
MOODY'S  & POOR'S   OMITTED)           SECURITY             VALUE
---------------------------------------------------------------------
                              WATER & SEWER REVENUE - 1.1%
A         NR         $  150   Augusta, Water and Sewer
                              Authority, 6.50%, 5/1/11   $    157,886
A         A+          1,000   Columbus, Water and Sewer
                              Authority, 5.70%, 5/1/20        965,280
A         NR            200   Richmond County, Water and
                              Sewer Authority, 6.50%,
                              10/1/21                         207,606
                                                         ------------
                                                         $  1,330,772
                                                         ------------
                              TOTAL TAX-EXEMPT
                              INVESTMENTS
                              (IDENTIFIED COST,
                              $115,913,957)              $119,343,332
                                                         ============

(1) The above designated securities have been issued as inverse floater bonds.

The Portfolio invests primarily in debt securities issued by Georgia municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at August 31, 1995, 27.8% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage by financial institution ranged from 0.8% to 15.0% of total investments.

                       See notes to financial statements

                                    -------
                          Kentucky Tax Free Portfolio
                   Portfolio of Investments - August 31, 1995
--------------------------------------------------------------------------------
                         TAX-EXEMPT INVESTMENTS - 100%
--------------------------------------------------------------------------------

     RATINGS
   (UNAUDITED)
-----------------   PRINCIPAL
                     AMOUNT
         STANDARD     (000
MOODY'S  & POOR'S   OMITTED)           SECURITY             VALUE
---------------------------------------------------------------------
                              EDUCATION - 5.5%
Aa1       NR         $2,460   Berea, Kentucky
                              Educational Development,
                              5.45%, 3/1/14              $  2,363,101
A1        AA-           500   University of Kentucky
                              Consolidated Educational
                              Buildings, 6.40%, 5/1/09        528,865
A1        AA-           785   University of Kentucky
                              Consolidated Educational
                              Buildings, 6.40%, 5/1/11        825,059
A1        AA-         1,295   University of Louisville
                              Consolidated Educational
                              Buildings, 5.875%, 5/1/11     1,322,350
A1        AA-         1,000   University of Louisville
                              Consolidated Educational
                              Buildings, 5.40%, 5/1/08        999,920
A1        AA-         2,000   University of Louisville
                              Consolidated Educational
                              Buildings, 5.40%, 5/1/11      1,958,500
                                                         ------------
                                                         $  7,997,795
                                                         ------------
                              ELECTRIC UTILITIES - 6.8%
Aa2       AA-        $2,000   Carroll, Kentucky PCR (KY
                              Utilities Company), 6.25%,
                              2/1/18                     $  2,069,820
NR        BBB           400   Guam Power Authority,
                              5.25%, 10/1/23                  343,135
Aa2       AA          1,000   Jefferson, Kentucky PCR
                              (Louisville G&E Company),
                              5.625%, 8/15/19                 967,410
Aa2       AA-         1,000   Muhlenburg, Kentucky PCR
                              (KY Utilities Company),
                              6.25%, 2/1/18                 1,031,540
NR        A           2,315   Nicholasville, Kentucky
                              Utilities 5.10%, 10/1/12      2,089,635
Baa1      A-          3,500   Puerto Rico Electric Power
                              Authority, 0%, 7/1/17           925,505
Baa1      A-          2,250   Puerto Rico Electric Power
                              Authority, 6.375%, 7/1/2      2,289,308
                                                         ------------
                                                         $  9,716,353
                                                         ------------
                              ESCROWED - 1.3%
NR        NR         $  190   KY DFA St. Claire Medical
                              Center, 7.125%, 9/1/21     $    216,674
Aaa       NR            510   Lexington-Fayette,
                              Kentucky Government Public
                              Facilities, 6.40%, 4/1/12       569,084
Aaa       A           1,000   University of Puerto Rico,
                              6.50%, 6/1/13                 1,062,770
                                                         ------------
                                                         $  1,848,528
                                                         ------------
                              GENERAL OBLIGATIONS - 2.9%
NR        A+         $1,030   KY League of Cities
                              Funding Trust Floating
                              Indebtedness Certificates
                              of Participation, 6.15%,
                              8/1/13                     $  1,041,959
NR        A           1,415   KY League of Cities
                              Funding Trust Floating
                              Indebtedness Certificates
                              of Participation, 5.90%,
                              8/1/16                        1,376,837
Baa1      A           1,255   Puerto Rico Public
                              Building Authority, 5.50%,
                              7/1/21                        1,154,550
NR        NR            500   Virgin Islands, 7.25%,
                              10/1/18                         525,010
                                                         ------------
                                                         $  4,098,356
                                                         ------------
                              HOSPITALS - 0.8%
Baa1      BBB        $  975   Russell, Kentucky
                              Franciscan Sisters of the
                              Poor Health System, 8.10%,
                              7/1/15                     $  1,102,052
                                                         ------------
                              HOUSING - 1.7%
NR        AAA        $1,500   Boone, Kentucky
                              Multi-Family (Walnut Creek
                              Apartments) (FHA), 7.00%,
                              1/1/27                     $  1,544,520
Aa1       AAA           840   KY Housing (FHA) (AMT),
                              7.45%, 1/1/23                   869,492
                                                         ------------
                                                         $  2,414,012
                                                         ------------
                              INDUSTRIAL DEVELOPMENT
                              REVENUE/POLLUTION CONTROL
                              REVENUE - 11.4%
Baa1      BBB        $3,355   Ashland, Kentucky Solid
                              Waste (Ashland Oil) (AMT),
                              7.20%, 10/1/20             $  3,515,470
Baa1      NR          2,425   Ashland, Kentucky Solid
                              Waste (Ashland Oil) (AMT),
                              7.125%, 2/1/22                2,537,569
NR        NR          1,000   Elsmere, Kentucky
                              (Courtaulds Package
                              Corporation), 6.75%,
                              4/1/10                        1,020,860
NR        NR          3,075   Fulton, Kentucky
                              (H.I.S.-Chic Jeans),
                              (AMT), 7.50%, 2/1/10          3,125,123
Aa3       AA          1,000   Jefferson, Kentucky (E.I.
                              du Pont de Nemours),
                              6.30%,
                              7/1/12                        1,067,180
Baa2      BBB         1,075   Johnson, Kentucky (KMart
                              Corporation), 6.45%,
                              7/1/08                        1,073,011
NR        BBB           985   Owensboro, Kentucky (KMart
                              Corporation), 6.80%,
                              12/1/07                       1,005,232
NR        BBB           915   Powderly, Kentucky (KMart
                              Corporation), 6.90%,
                              3/1/07                          939,293
A2        NR          1,190   Puerto Rico IM&E (American
                              Home), 5.10%, 12/1/18         1,063,407
Baa3      BB+           500   Puerto Rico Port Authority
                              (American Airlines),
                              (AMT), 6.30%, 6/1/23            496,050
Ba2       NR            500   Winchester, Kentucky
                              (Kroger Corporation),
                              6.90%, 7/1/99                   524,640
                                                         ------------
                                                         $ 16,367,835
                                                         ------------
                              INSURED EDUCATION - 0.5%
Aaa       AAA        $  700   Northern KY University
                              Educational Buildings
                              (AMBAC), 6.25%, 5/1/12     $    733,817
                                                         ------------
                              INSURED ELECTRIC UTILITIES - 4.1%
Aaa       AAA        $6,280   Boone, Kentucky
                              Collateralized PCR (MBIA),
                              5.50%, 1/1/24              $  5,862,254
                                                         ------------

                                    -------

--------------------------------------------------------------------------------
                       TAX-EXEMPT INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------

     RATINGS
   (UNAUDITED)
-----------------   PRINCIPAL
                     AMOUNT
         STANDARD     (000
MOODY'S  & POOR'S   OMITTED)           SECURITY             VALUE
---------------------------------------------------------------------
                              INSURED GENERAL OBLIGATION - 0.6%
Aaa       AAA        $1,000   Jefferson, Kentucky School
                              District U.T.G.O. (MBIA),
                              4.875%, 1/1/13             $    892,640
                                                         ------------
                              INSURED HOSPITALS - 14.8%
Aaa       AAA        $2,500   Daviess, Kentucky Hospital
                              (ODCH Inc.) (MBIA), 6.25%,
                              8/1/22                     $  2,554,525
Aaa       AAA         2,000   Hopkins, Kentucky Hospital
                              (Trover Clinic Foundation)
                              (MBIA), 6.625%, 11/15/11      2,122,200
Aaa       AAA         2,500   Jefferson, Kentucky Jewish
                              Hospital (AMBAC), 6.50%,
                              5/1/15                        2,610,575
Aaa       AAA         1,750   Jefferson, Kentucky Jewish
                              Hospital (AMBAC), 6.55%,
                              5/1/22                        1,833,283
Aaa       AAA         4,000   KY DFA St. Luke's Hospital
                              (MBIA), 7.00%, 10/1/21        4,322,440
Aaa       AAA         9,000   KY EDA Baptist Healthcare
                              (MBIA), 5.00%, 8/15/24        7,814,880
                                                         ------------
                                                         $ 21,257,903
                                                         ------------
                              INSURED LEASE/COP - 1.7%
Aaa       AAA        $2,000   Danville, Kentucky
                              Multi-City Lease (MBIA),
                              5.875%, 9/1/10             $  2,044,640
Aaa       AAA           400   Lexington-Fayette,Kentucky
                              Government Public
                              Facilities (FSA), 4.50%,
                              2/1/10                          350,380
                                                         ------------
                                                         $  2,395,020
                                                         ------------
                              INSURED TRANSPORTATION - 4.5%
Aaa       AAA        $1,000   Kenton, Kentucky Airport
                              (Cincinnati/Northern KY)
                              (FSA) (AMT), 6.30%, 3/1/15 $  1,019,710
Aaa       AAA         1,000   KY EDA Turnpike
                              (Revitalization Project)
                              (FGIC), 0%, 1/1/10              440,380
Aaa       AAA         1,000   KY EDA Turnpike
                              (Revitalization Project)
                              (AMBAC), 5.50%, 7/1/11          981,280
Aaa       AAA         1,170   Louisville & Jefferson,
                              Kentucky KY Regl. Airport
                              (MBIA), 5.30%, 7/1/23         1,077,500
Aaa       AAA         3,250   Louisville & Jefferson,
                              Kentucky KY Regl. Airport
                              (MBIA) (AMT), 5.50%,
                              7/1/23                        2,998,222
                                                         ------------
                                                         $  6,517,092
                                                         ------------
                              INSURED WATER AND SEWER - 9.5%
Aaa       AAA        $1,000   Hardin, Kentucky Water
                              System (MBIA), 5.90%,
                              1/1/25                     $  1,001,620
Aaa       AAA           800   Kenton, Kentucky Water
                              District (FGIC), 6.375%,
                              2/1/17                          839,576
Aaa       AAA         2,000   Kenton, Kentucky Water
                              District (FGIC), 6.00%,
                              2/1/17                        2,027,020
Aaa       AAA           500   Lexington-Fayette,
                              Kentucky Government Sewer
                              (MBIA), 6.375%, 7/1/12          527,360
Aaa       AAA         1,000   Louisville & Jefferson,
                              Kentucky Sewer District
                              (MBIA), 5.25%, 5/15/14          938,730
Aaa       AAA         2,840   Louisville & Jefferson,
                              Kentucky Sewer District
                              (MBIA), 5.40%, 5/15/19        2,680,477
Aaa       AAA         2,000   Louisville & Jefferson,
                              Kentucky Sewer District
                              (MBIA), 5.50%, 5/15/21        1,909,900
Aaa       AAA           500   Louisville & Jefferson,
                              Kentucky Sewer District
                              (MBIA), 5.50%, 5/15/23          474,130
Aaa       AAA         1,000   Louisville & Jefferson,
                              Kentucky Sewer District
                              (AMBAC), 6.75%, 5/15/19       1,079,010
Aaa       AAA         2,000   Louisville & Jefferson,
                              Kentucky Sewer District
                              (AMBAC), 6.75%, 5/15/25       2,149,480
                                                         ------------
                                                         $ 13,627,303
                                                         ------------
                              LEASE REVENUE BONDS - 21.4%
A         A          $1,300   Boone, Kentucky School
                              District Finance, 6.75%,
                              9/1/11                     $  1,390,077
A         NR          2,250   Boone, Kentucky School
                              District Finance, 6.125%,
                              12/1/17 (1)                   2,293,718
A         NR          3,000   Boone, Kentucky School
                              District Finance, 5.70%,
                              5/1/18                        2,921,610
A         NR          1,670   Campbell, Kentucky School
                              District Finance, 5.10%,
                              2/1/12                        1,533,995
A         NR            700   Campbell, Kentucky School
                              District Finance, 4.80%,
                              2/1/11                          617,568
A         NR          1,790   Campbell, Kentucky School
                              District Finance, 4.875%,
                              2/1/14                        1,544,054
A         NR            820   Covington, Kentucky
                              Independent School
                              District Finance, 5.20%,
                              6/1/13                          759,017
A1        A+            905   Jefferson, Kentucky School
                              District Finance, 4.875%,
                              1/1/11                          823,269
A1        A+          1,250   Jefferson, Kentucky School
                              District Finance, 4.875%,
                              1/1/12                        1,126,513
A1        A           4,990   Jefferson, Kentucky
                              Capital Projects
                              Corporation, 0%, 8/15/15      1,517,259
A         NR            260   Johnson, Kentucky School
                              District Finance, 5.00%,
                              6/1/11                          239,203
A         NR            300   Johnson, Kentucky School
                              District Finance, 5.00%,
                              6/1/13                          271,137
A         A+          2,860   KY State Property and
                              Buildings, 5.00%, 9/1/13      2,582,866
A         A+          2,500   KY State Property and
                              Buildings, 6.00%, 9/1/14      2,513,950

                                    -------

--------------------------------------------------------------------------------
                       TAX-EXEMPT INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------

     RATINGS
   (UNAUDITED)
-----------------   PRINCIPAL
                     AMOUNT
         STANDARD     (000
MOODY'S  & POOR'S   OMITTED)           SECURITY             VALUE
---------------------------------------------------------------------
                              LEASE REVENUE BONDS - (CONTINUED)
A         A-          1,000   Louisville, Kentucky
                              Public Properties
                              Corporation, 6.80%,
                              12/1/22                       1,057,500
Aa        NR          2,000   Mount Sterling, Kentucky
                              League of Cities Trust,
                              6.15%, 3/1/13                 1,964,300
Aa        NR          4,500   Mount Sterling, Kentucky
                              League of Cities Trust,
                              6.20%, 3/1/18                 4,382,955
A         NR          2,000   Owensboro, Kentucky
                              Airport, 5.875%, 6/1/15       1,913,200
A         NR            615   Pulaski, Kentucky School
                              District Finance, 5.75%,
                              2/1/10                          615,978
A         NR            595   Pulaski, Kentucky School
                              District Finance, 5.80%,
                              2/1/11                          593,161
                                                         ------------
                                                         $ 30,661,330
                                                         ------------
                              SOLID WASTE - 2.2%
Baa2      BBB-       $3,000   Henderson, Kentucky
                              (MacMillan Blodel Project)
                              (AMT), 7.00%, 3/1/25       $  3,083,370
                                                         ------------
                              SPECIAL TAX REVENUE - 4.4%
Baa1      A          $  415   Puerto Rico Highway &
                              Transportation Authority,
                              5.25%, 7/1/21              $    366,939
Baa1      A           5,655   Puerto Rico Highway &
                              Transportation Authority,
                              6.625%, 7/1/18                5,901,558
                                                         ------------
                                                         $  6,268,497
                                                         ------------
                              TRANSPORTATION - 4.3%
NR        BBB        $2,000   Guam Airport Authority,
                              6.70%, 10/1/23             $  2,014,400
Ba1       BB          1,000   Kenton, Kentucky Airport
                              (Delta Airlines) (AMT),
                              6.75%, 2/1/02                 1,044,720
Ba1       BB            250   Kenton, Kentucky Airport
                              (Delta Airlines) (AMT),
                              7.50%, 2/1/12                   263,820
Ba1       BB            500   Kenton, Kentucky Airport
                              (Delta Airlines) (AMT),
                              7.50%, 2/1/20                   527,640
Ba1       BB          2,400   Kenton, Kentucky Airport
                              (Delta Airlines) (AMT),
                              6.125%, 2/1/22                2,258,183
                                                         ------------
                                                         $  6,108,763
                                                         ------------
                              WATER AND SEWER REVENUE - 1.6%
NR        A          $1,500   Campbell, Kentucky Water
                              District, 6.60%, 12/1/11   $  1,572,360
A         NR            650   Hardin, Kentucky Water
                              District, 6.50%, 9/1/12         679,965
                                                         ------------
                                                         $  2,252,325
                                                         ------------
                              TOTAL TAX-EXEMPT
                              INVESTMENTS
                              (IDENTIFIED COST,
                              $141,197,528)              $143,205,245
                                                         ============

(1) Security has been segregated to cover margin requirements for open financial futures contracts.

The Portfolio invests primarily in debt securities issued by Kentucky municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at August 31, 1995, 35.8% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage by financial institution ranged from 1.0% to 26.0% of total investments.

                       See notes to financial statements

                                    -------
                          Louisiana Tax Free Portfolio
                   Portfolio of Investments - August 31, 1995
--------------------------------------------------------------------------------
                         TAX EXEMPT INVESTMENTS - 100%
--------------------------------------------------------------------------------

     RATINGS
   (UNAUDITED)
-----------------   PRINCIPAL
                     AMOUNT
         STANDARD     (000
MOODY'S  & POOR'S   OMITTED)           SECURITY               VALUE
----------------------------------------------------------------------
                              EDUCATION - 3.2%
Aa        NR         $  150   Louisiana PFA, Student Loan
                              Revenue Bonds, (AMT),
                              6.75%, 9/1/06                $   162,170
Aa        NR            100   Louisiana PFA, Student Loan
                              Revenue Bonds, (AMT),
                              7.00%, 9/1/06                    104,676
NR        BBB-          400   Puerto Rico ITEM&EC,
                              (Polytechnic University of
                              Puerto Rico), 5.70%, 8/1/13      370,384
NR        BBB-          500   Puerto Rico ITEM&EC,
                              (Polytechnic University of
                              Puerto Rico), 5.50%, 8/1/24      438,075
                                                           -----------
                                                           $ 1,075,305
                                                           -----------
                              GENERAL OBLIGATION - 2.8%
NR        BBB        $  250   Government of Guam, 5.375%,
                              11/15/13                      $   222,418
Baa1      A             750   Puerto Rico PBA, Public
                              Education and Health
                              Facilities, 5.75%, 7/1/15        722,468
                                                           -----------
                                                           $   944,886
                                                           -----------
                              HEALTH CARE - 8.1%
NR        AAA        $2,000   Louisiana HFA, Mortgage
                              Revenue Bonds, (GNMA
                              Collateralized) St. Joseph
                              Manor Retirement Center,
                              7.80%, 12/1/35               $ 2,215,260
NR        AAA           500   Louisiana HFA, (GNMA
                              Collateralized), St.
                              Dominic Assisted
                              Care - Facility, 6.85%,
                              9/1/25                           510,345
                                                           -----------
                                                           $ 2,725,605
                                                           -----------
                              HOUSING - 26.5%
Aaa       NR         $  935   East Baton Rouge Mortgage
                              Finance Authority SF,
                              7.00%, 4/1/32                $   966,528
Aaa       NR            155   East Baton Rouge Mortgage
                              Finance Authority SF,
                              7.10%, 10/1/24                   158,243
NR        AAA         2,000   Parish of Jefferson, Home
                              Mortgage Authority (TEAMS),
                              7.35%, 12/1/16                 2,208,760
NR        AAA           620   Louisiana HFA, MFMB,
                              (FHA),6.95%, 7/1/16              631,916
Aaa       NR          1,240   Louisiana HFA, SFMB, 8.00%,
                              3/1/25                         1,349,318
Aaa       NR          1,635   Louisiana HFA, SFMB, 6.55%,
                              12/1/26                        1,621,887
NR        AAA           500   Louisiana HFA, (Multifamily
                              Housing - Tall Timbers
                              Apartment), (FHA) (AMT),
                              5.90%, 12/1/18                   475,705
NR        AAA           150   Louisiana HFA, (Multifamily
                              Housing - Westview
                              Apartment II), (FHA),
                              7.95%,
                              1/1/32                           159,129
NR        AAA         1,000   Louisiana PFA, (FNMA
                              Collaterallized,
                              Multifamily
                              Housing - Edgewood
                              Apartments), 5.70%, 6/1/05     1,003,990
A         NR            350   Shreveport, Louisiana HFA,
                              (Multifamily Mortgage
                              Bonds - U.S. Goodman
                              Plaza - Section 8
                              Assisted), 6.10%, 8/1/19         336,791
                                                           -----------
                                                           $ 8,912,267
                                                           -----------
                              HOSPITALS - 3.3%
Aa        AA         $1,000   Louisiana Public Health
                              Facilities Bonds, (Sisters
                              of Mercy Health System),
                              5.00%, 6/1/19 (2)            $   868,510
NR        A-            250   St. Tammany Parish Hospital
                              Service District No. 1,
                              Hospital Revenue Bonds,
                              6.50%, 7/1/22                    250,135
                                                           -----------
                                                           $ 1,118,645
                                                           -----------
                              INDUSTRIAL DEVELOPMENT/
                              POLLUTION CONTROL - 6.4%
A3        A-         $1,750   Bastrop IDB, Louisiana,
                              (International Paper),
                              6.60%, 3/1/19                $ 1,824,428
Aa3       NR            150   Parish of DeSoto, Pollution
                              Control (Southwestern
                              Electric Power), Company
                              Project, 7.60%, 1/1/19           171,657
Baa1      A-            150   South Louisiana Port
                              Commission Terminal, (GATX
                              Terminals Corporation),
                              7.00%, 3/1/23                    155,570
                                                           -----------
                                                           $ 2,151,655
                                                           -----------
                              INSURED COLLEGE &
                              UNIVERSITY - 10.3%
Aaa       AAA        $2,500   Louisiana State University
                              and Agricultural and
                              Mechanical College (FGIC),
                              5.75%, 7/1/14                $ 2,457,475
Aaa       AAA         1,100   University of Puerto Rico
                              (MBIA), 5.25%, 6/1/25          1,008,821
                                                           -----------
                                                           $ 3,466,296
                                                          -----------
                              INSURED GENERAL
                              OBLIGATIONS LOCAL - 17.6%
Aaa       AAA        $  500   Caddo Parish, Louisiana
                              (MBIA), 5.25%, 2/1/07        $   500,705
Aaa       AAA         1,000   Caddo Parish, Louisiana
                              (MBIA), 5.25%, 2/1/08            992,750
Aaa       AAA           500   City of Lafayette, Public
                              Improvement Sales Tax
                              Refunding Bonds (FGIC),
                              5.00%, 3/1/15                    446,690
Aaa       AAA           500   City of Lafayette, Public
                              Improvement Sales Tax
                              Refunding Bonds (FGIC),
                              5.00%, 3/1/16                    445,265

                                    -------

--------------------------------------------------------------------------------
                       TAX-EXEMPT INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------

     RATINGS
   (UNAUDITED)
-----------------   PRINCIPAL
                     AMOUNT
         STANDARD     (000
MOODY'S  & POOR'S   OMITTED)           SECURITY                   VALUE
---------------------------------------------------------------------------
                              INSURED GENERAL OBLIGATIONS
                              LOCAL - (CONTINUED)
Aaa       AAA         1,000   City of Lafayette, Public
                              Improvement Sales Tax
                              Refunding Bonds (FGIC),
                              5.00%, 5/1/15                        892,820
Aaa       AAA         1,000   Louisiana PFA, Parish of
                              Jefferson, Drainage
                              Improvement Refunding Bonds
                              (FGIC), 5.00%, 8/1/10                919,900
Aaa       AAA           500   Parish of East Baton Rouge,
                              Public Improvement Sales
                              Tax Bonds (FGIC), 5.90%,
                              2/1/17                               494,575
Aaa       AAA           990   Parish of East Baton Rouge,
                              Public Improvement Sales
                              Tax Bonds (FGIC), 4.80%,
                              2/1/14                               864,646
Aaa       AAA           400   Parish of East Baton Rouge,
                              Public Improvement Sales
                              Tax Bonds (FGIC), 4.90%,
                              2/1/16                               349,020
                                                               -----------
                                                               $ 5,906,371
                                                               -----------
                              INSURED GENERAL OBLIGATIONS
                              SCHOOL DISTRICT - 1.4%
Aaa       AAA        $  500   St. Tammany Parishwide
                              School District No.12,
                              Louisiana Unlimited Tax
                              School Bonds (FGIC), 5.00%,
                              3/1/12                            $   454,435
                                                               -----------
                              INSURED GENERAL OBLIGATIONS
                              STATE - 1.6%
Aaa       AAA        $  300   State of Louisiana, (MBIA),
                              5.625%, 8/1/11                    $   299,511
Aaa       AAA           250   Commonwealth of Puerto
                              Rico, Public Improvement
                              Bonds Residual Interest
                              Bonds (AMBAC), Variable,
                              7/1/15 (1)                           252,925
                                                                -----------
                                                               $   552,436
                                                               -----------
                              INSURED HOSPITAL - 3.0%
Aaa       AAA        $1,000   Parish of Jefferson,
                              Hospital District No.1
                              (FGIC), 5.25%, 1/1/19            $   908,730
Aaa       AAA           100   Louisiana PFA Hospital
                              Revenue Bonds, (Our Lady of
                              the Lake Regional Medical
                              Center), Residual Interest
                              Bonds (MBIA), Variable,
                              12/1/14 (1)                          104,247
                                                               -----------
                                                               $ 1,012,977
                                                               -----------
                              INSURED MUNICIPAL ELECTRIC -
                              5.6%
Aaa       AAA        $2,000   Lafayette Public Power
                              Authority, Electric Revenue
                              Bonds (AMBAC), 5.25%,
                              11/1/12                          $ 1,875,100
                                                               -----------
                              INSURED UTILITIES - 0.5%
Aaa       AAA        $  150   City of Alexandria,
                              Utilities Bonds (FGIC),
                              6.00%, 5/1/06                    $   159,144
                                                               -----------
                              INSURED WATER & SEWER - 1.5%
Aaa       AAA        $  500   Terrebone Parish,
                              Louisiana, Water Works
                              Revenue Bonds (FGIC),
                              5.75%, 11/1/08                   $   512,715
                                                               -----------
                              LIFE CARE - 2.3%
NR        NR         $  500   Louisiana HFA, Assisted
                              Living Facility (HCC
                              Assisted Living Group I,
                              Inc.), 9.00%, 3/1/25             $   484,475
NR        NR            300   St. Tammany PFA (Christwood
                              Project), 9.00%, 11/15/25            287,667
                                                               -----------
                                                               $   772,142
                                                               -----------
                              SPECIAL TAX - 3.9%
Baa1      A          $1,500   Puerto Rico Highway and
                              Transportation Authority,
                              Highway Revenue Refunding
                              Bonds, Series X, 5.00%,
                              7/1/22                            $ 1,295,715
                                                               -----------
                              TRANSPORTATION - 1.6%
A         A-         $  500   Mississippi River Bridge
                              Authority, Bridge Revenue
                              Bonds, State of Louisiana,
                              Series 1992, 6.75%, 11/1/12
                              (2)                              $   525,703
                                                               -----------
                              UTILITIES - 0.4%
Baa3      BBB-       $  150   Parish of Pointe Coupe, PCB
                              (Gulf States Utilities
                              Co.), 6.70%, 3/1/13              $   149,387
                                                               -----------
                              TOTAL TAX-EXEMPT
                              INVESTMENTS
                              (IDENTIFIED COST,
                              $33,349,873)                     $33,610,784
                                                               ===========

(1) The above designated securities have been issued as inverse floater bonds.
(2) Security has been segregated to cover margin requirements for open financial futures contracts.

The Portfolio invests primarily in debt securities issued by Louisiana municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at August 31, 1995, 54.8% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage by financial institution ranged from 3.8% to 26.5% of total investments.

                       See notes to financial statements.

                                    -------
                          Maryland Tax Free Portfolio
                   Portfolio of Investments - August 31, 1995
--------------------------------------------------------------------------------
                         TAX-EXEMPT INVESTMENTS - 100%
--------------------------------------------------------------------------------

     RATINGS
   (UNAUDITED)
-----------------   PRINCIPAL
                     AMOUNT
         STANDARD     (000
MOODY'S  & POOR'S   OMITTED)           SECURITY                   VALUE
----------------------------------------------------------------------------
                              EDUCATION - 0.9%
Aa        AA+        $1,000   University of Maryland
                              Auxiliary Facilities &
                              Tuition, 6.30%, 2/1/10            $  1,052,390
                                                                ------------
                              ELECTRIC UTILITIES - 7.7%
A2        A          $2,000   Calvert, Maryland PCR
                              (Baltimore Gas & Electric
                              Company), 5.55%, 7/15/14          $  1,925,200
NR        BBB         2,500   Guam Power Authority,
                              5.25%, 10/1/13                       2,246,400
NR        BBB           500   Guam Power Authority,
                              5.25%, 10/1/23                         428,920
NR        BBB           750   Guam Power Authority,
                              6.625%, 10/1/14                        766,770
A1        A             500   Montgomery, Maryland PCR
                              (Potomac Electric Power
                              Company), 5.375%, 2/15/24              451,930
A1        A           2,225   Prince Georges, Maryland
                              PCR (Potomac Electric),
                              6.375%, 1/15/23                      2,326,015
Baa1      A-            585   Puerto Rico Electric Power
                              Authority, 6.25%, 7/1/17               590,850
                                                                 -----------
                                                                $  8,736,085
                                                                ------------
                              ESCROWED - 5.3%
Aaa       NR         $1,125   Baltimore, Maryland Single
                              Family Mortgage (Inner
                              Harbor), 8.00%, 12/1/10           $  1,359,543
Aaa       AAA           500   Maryland Health & Higher
                              Educational (University of
                              Maryland) (FGIC), 6.50%,
                              7/1/21                                 552,000
NR        AAA         1,000   Commonwealth of Puerto
                              Rico Public Improvement,
                              6.80%, 7/1/21                        1,144,770
Aaa       AAA         1,500   Puerto Rico Public
                              Buildings Authority,
                              6.875%, 7/1/21                       1,723,695
NR        AAA         1,000   University of Maryland
                              System Auxiliary Facility
                              and Tuition, 6.50%, 4/1/11           1,104,610
NR        AAA           175   University of Maryland
                              System Auxiliary Facility
                              and Tuition, 6.50%, 4/1/2              197,971
                                                                 ------------
                                                                $  6,082,589
                                                                ------------
                              GENERAL OBLIGATIONS - 6.4%
Aa        AA+        $1,000   Anne Arundel, Maryland,
                              5.30%, 4/15/16                     $   934,560
Aa        AA-         1,500   Hartford, Maryland, 4.90%,
                              12/1/10                              1,399,020
A         AA-           230   Prince Georges, Maryland,
                              5.00%, 1/15/11                         214,767
Baa1      A           1,000   Commonwealth of Puerto
                              Rico Public Improvement,
                              6.50%, 7/1/23                        1,029,630
Baa1      A             100   Puerto Rico Aqueduct and
                              Sewer Authority, 7.875%,
                              7/1/17                                 111,057

Baa1      A           1,150   Puerto Rico Aqueduct and
                              Sewer Authority, 7.00%,
                              7/1/19                               1,222,220
NR        NR            750   Virgin Islands Public
                              Finance Authority, 7.25%
                              10/1/18                                787,515
Aa1       AA            500   Washington, Maryland
                              Suburban Sanitary
                              District, 6.20%, 6/1/11                523,260
Aaa1      AA            600   Washington, Maryland
                              Suburban Sanitary
                              District, 5.00%, 6/1/10                577,542
Aa        NR            500   Worcester, Maryland
                              Sanitary District, 6.55%,
                              8/15/17                                539,210
                                                                ------------
                                                                $  7,338,781
                                                                ------------
                              HOSPITALS - 20.7%
NR        NR         $  490   Berlin, Maryland (Atlantic
                              General Hospital), 8.375%,
                              6/1/22                            $    516,382
A         A           2,000   MD Health & Higher
                              Educational (Good
                              Samaritan Hospital),
                              5.75%, 7/1/19                        1,881,420
A         A           1,500   MD Health & Higher
                              Educational (Memorial
                              Hospital of Cumberland),
                              6.50%, 7/1/17                        1,547,520
A1        A           4,050   MD Health & Higher
                              Educational (Suburban
                              Hospital), 5.125%, 7/1/21            3,563,271
Baa1      NR          1,000   MD Health & Higher
                              Educational (Union
                              Hospital of Cecil), 6.70%,
                              7/1/22                                 951,050
A         A           1,200   MD Health & Higher
                              Educational (Peninsula
                              Regional Medical Center),
                              5.00%, 7/1/23                        1,011,503
Baa1      BBB         1,250   MD Health & Higher
                              Educational (Howard County
                              General Hospital), 5.50%,
                              7/1/25                               1,039,300
Aa        AA-         2,000   MD State IDA (Holy Cross
                              Health System), 5.50%,
                              12/1/15                              1,894,700
Baa       NR          1,355   Prince Georges, Maryland
                              (Greater SouthEast
                              Healthcare System),
                              6.375%, 1/1/13                       1,257,779
Baa       NR          4,500   Prince Georges, Maryland
                              (Greater SouthEast
                              Healthcare System),
                              6.375%, 1/1/23                       4,058,415
A         NR          7,000   Prince Georges, Maryland
                              (Dimensions Health),
                              5.30%, 7/1/24                        5,887,630
                                                                ------------
                                                                $ 23,608,970
                                                                ------------
                              HOUSING - 7.2%
Aa        NR         $3,000   Maryland CDA Single Family
                              (AMT), 6.75%, 4/1/26              $  3,049,620
Aa        NR            250   Maryland CDA Single
                              Family. 6.85%, 4/1/11                  260,758

                                    -------

--------------------------------------------------------------------------------
                       TAX-EXEMPT INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------

     RATINGS
   (UNAUDITED)
-----------------   PRINCIPAL
                     AMOUNT
         STANDARD     (000
MOODY'S  & POOR'S   OMITTED)           SECURITY             VALUE
---------------------------------------------------------------------
                              HOUSING - (CONTINUED)
Aa        NR            985   Maryland CDA Single Family
                              (AMT), 6.80%, 4/1/22          1,001,538
Aa        NR            750   Maryland CDA Single Family
                              (AMT), 6.80%, 4/1/24            762,592
Aa        NR          1,810   Maryland CDA Multi Family
                              (FHA), 6.70%, 5/15/27         1,844,336
Aa        NR          1,000   Maryland CDA Multi Family
                              (FHA) (AMT), 6.70%,
                              5/15/36                       1,011,180
NR        AAA           300   Prince Georges, Maryland
                              (Antoinette Gardens
                              Apartments) (FHA), 7.00%,
                              3/1/28                          313,239
                                                         ------------
                                                         $  8,243,263
                                                         ------------
                              INDUSTRIAL DEVELOPMENT
                              REVENUE/POLLUTION CONTROL
                              REVENUE - 10.2%
A1        A          $1,350   Allegany County, Maryland
                              (Westvaco Corporation
                              Project), 6.20%, 1/1/08    $  1,426,167
NR        NR          1,350   Baltimore, Maryland
                              (Bethlehem Steel
                              Corporation Project),
                              7.50%, 6/1/15                 1,387,827
A3        BBB+        1,000   Baltimore, Maryland
                              (General Motors), 5.35%,
                              4/1/08                          971,460
Aa2       AA-         2,000   Baltimore, Maryland
                              (Consolidated Coal Sales
                              Company-E.I. Dupont),
                              6.50%, 12/1/10                2,145,900
Aa3       AA          2,000   Baltimore, Maryland
                              (Consolidated Coal Sales
                              Company-E.I. Dupont),
                              6.50%, 12/1/11                2,141,040
NR        AA-         1,425   Frederick, Maryland EDA
                              (Cargill, Inc. Project),
                              6.30%, 11/1/09 (2)            1,518,067
A2        NR            600   Puerto Rico IM&E (American
                              Home), 5.10%, 12/1/18           536,171
Baa3      BB+         1,500   Puerto Rico Port Authority
                              (American Airlines) (AMT),
                              6.30%, 6/1/23                 1,488,150
                                                         ------------
                                                         $ 11,614,782
                                                         ------------
                              INSURED EDUCATION - 1.1%
Aaa       AAA        $1,200   Morgan State University,
                              Maryland Academic and
                              Facilities (MBIA), 6.10%,
                              7/1/20                     $  1,259,928
                                                         ------------
                              INSURED ELECTRIC
                              UTILITIES - 0.2%
Aaa       AAA        $  250   Puerto Rico Electric Power
                              Authority (STRIPES) (FSA),
                              Variable, 7/1/03 (1)       $    279,153
                                                         ------------
                              INSURED HOSPITALS - 17.9%
Aaa       AAA        $1,365   MD Health & Higher
                              Educational (Washington
                              Community Hospital)
                              (AMBAC), 6.375%, 7/1/22    $  1,419,394
Aaa       AAA         5,000   MD Health & Higher
                              Educational (Anne Arundel
                              Hospital) (AMBAC), 5.00%,
                              7/1/23                        4,388,150
Aaa       AAA         4,350   MD Health & Higher
                              Educational (Francis Scott
                              Key Hospital) (FGIC),
                              5.00%, 7/1/23                 3,759,357
Aaa       AAA         3,000   MD Health & Higher
                              Educational (University
                              Medical Center) (FGIC),
                              5.00%, 7/1/20                 2,632,500
Aaa       AAA         6,250   MD Health & Higher
                              Educational (Greater
                              Baltimore Medical Center)
                              (FGIC), 5.00%, 7/1/19         5,534,688
Aaa       AAA           500   MD Health & Higher
                              Educational (General
                              Hospital) (MBIA), 6.20%,
                              7/1/24                          512,220
Aaa       AAA         2,150   Puerto Rico IM&E Hospital
                              (MBIA), 6.25%, 7/1/24         2,213,060
                                                         ------------
                                                         $ 20,459,369
                                                         ------------
                              INSURED HOUSING - 0.7%
Aaa       AAA        $  235   MD CDA Housing and
                              Community Development
                              (AMBAC), 6.625%, 6/1/12    $    240,675
Aaa       AAA           500   Prince Georges, Maryland
                              (Keystone Apartments)
                              (FHA) (MBIA), 6.80%,
                              7/1/25                          511,395
                                                         ------------
                                                         $    752,070
                                                         ------------
                              INSURED INDUSTRIAL
                              DEVELOPMENT REVENUE/
                              POLLUTION CONTROL REVENUE - 0.8%
Aaa       AAA        $1,000   Prince Georges, Maryland
                              Solid Waste (FSA), 5.25%,
                              6/15/13                    $    931,010
                                                         ------------
                              INSURED TRANSPORTATION - 6.1%
Aaa       AAA        $2,000   Baltimore, Maryland
                              International Airport
                              (AMT) (FGIC), 6.25%,
                              7/1/14                     $  2,066,500
Aaa       AAA         5,250   Washington, D.C. Metro
                              Area Transportation
                              (FGIC), 5.25%, 7/1/14         4,881,660
                                                         ------------
                                                         $  6,948,160
                                                         ------------

                                    -------

--------------------------------------------------------------------------------
                       TAX-EXEMPT INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------

     RATINGS
   (UNAUDITED)
-----------------   PRINCIPAL
                     AMOUNT
         STANDARD     (000
MOODY'S  & POOR'S   OMITTED)           SECURITY                VALUE
------------------------------------------------------------------------
                              INSURED WATER & SEWER - 3.7%
Aaa       AAA        $2,000   Baltimore, Maryland
                              Wastewater (MBIA), 5.65%,
                              7/1/20                        $  1,942,420
Aaa       AAA         2,550   Baltimore, Maryland
                              Wastewater (FGIC), 5.00%,
                              7/1/22                           2,261,315
                                                            ------------
                                                            $  4,203,735
                                                            ------------
                              MISCELLANEOUS - 0.8%
A         NR         $1,000   Baltimore, Maryland
                              Revenue Authority, 5.375%,
                              7/1/18                        $    921,600
                                                            ------------
                              SOLID WASTE - 5.3%
A         NR         $6,000   North East Maryland Solid
                              Waste Disposal (AMT),
                              6.30%, 7/1/16                 $  6,016,680
                                                            ------------
                              SPECIAL TAX REVENUE - 3.0%
Baa1      A          $1,000   Puerto Rico Highway and
                              Transportation Authority,
                              5.25%, 7/1/20                 $    900,160
Baa1      A           1,225   Puerto Rico Highway and
                              Transportation Authority,
                              5.50%, 7/1/17                    1,146,661
Baa1      A           1,500   Puerto Rico Highway and
                              Transportation Authority,
                              5.25%, 7/1/21                    1,347,675
                                                            ------------
                                                            $  3,394,496
                                                            ------------
                              TRANSPORTATION - 0.6%
NR        BBB        $  700   Guam Airport Authority
                              (AMT), 6.70%, 10/1/23         $    705,040
                                                            ------------
                              WATER AND SEWER - 1.4%
Aa        AA         $1,000   Maryland Water Quality
                              Financing Administration
                              Revolving Loan Fund, 0%,
                              9/1/07                        $    534,740
Aa        AA          1,000   Maryland Water Quality
                              Financing Administration
                              Revolving Loan Fund,
                              6.55%, 9/1/14                    1,068,880
                                                            ------------
                                                            $  1,603,620
                                                            ------------
                              TOTAL TAX-EXEMPT
                              INVESTMENTS
                              (IDENTIFIED COST,
                              $112,178,823)                 $114,151,721
                                                            ============

(1) The above designated securities have been issued as inverse floater bonds.
(2) Security has been segregated to cover margin requirements for open financial futures contracts.

The Portfolio invests primarily in debt securities issued by Maryland municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at August 31, 1995, 30.5% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage by financial institution ranged from 1.1% to 19.0% of total investments.

                       See notes to financial statements

                                    -------
                          Missouri Tax Free Portfolio
                   Portfolio of Investments - August 31, 1995
--------------------------------------------------------------------------------
                         TAX-EXEMPT INVESTMENTS - 100%
--------------------------------------------------------------------------------

     RATINGS
   (UNAUDITED)
-----------------   PRINCIPAL
                     AMOUNT
         STANDARD     (000
MOODY'S  & POOR'S   OMITTED)           SECURITY                   VALUE
---------------------------------------------------------------------------
                              EDUCATION - 2.7%
A         NR         $2,750   Missouri Higher Education
                              Loan Authority, Student
                              Loan, (AMT), 5.45%, 2/15/09       $ 2,514,380
                                                                -----------
                              ESCROWED - 2.8%
Aaa       AAA        $  240   Missouri Health & Education
                              Authority, St. Louis
                              Children's, (MBIA), 6.25%,
                              5/15/12                           $   266,258
Aaa       AAA           410   Missouri Health & Education
                              Authority, St. Louis
                              Children's, (MBIA), 6.25%,
                              5/15/12                               453,341
Aaa       AAA           350   State of Missouri, Regional
                              Convention & Sports Complex
                              Authority, 6.80%, 8/15/11             399,480
Aaa       AAA           425   Missouri Health & Education
                              Authority, Christian
                              Health, 6.875%, (FGIC),
                              2/15/21                               480,998
Aaa       AAA           250   St. Louis County, Regional
                              Convention & Sports Complex
                              Authority, 7.00%, 8/15/11             288,630
Aaa       AAA           600   St. Louis County,
                              Pattonville School
                              District, 6.25%, (FGIC),
                              2/1/10                                656,070
                                                                -----------
                                                                $ 2,544,777
                                                                -----------
                              GENERAL OBLIGATION - 4.3%
A1        NR         $  750   City of St. Peters, 5.85%,
                              1/1/13                            $   759,773
Baa1      A             700   Puerto Rico, 5.00%, 7/1/21            600,460
Baa1      A           1,250   Puerto Rico, 5.75%, 7/1/15          1,204,112
Baa1      A           1,000   Puerto Rico, 5.50%, 7/1/21            919,960
NR        NR            450   Virgin Island Public
                              Finance Authority, 7.25%,
                              10/1/18                               472,509
                                                                -----------
                                                                $ 3,956,814
                                                                 -----------
                              HEALTHCARE - 0.4%
Baa1      NR         $  300   Cass County, Fox Springs
                              Living Center, 7.375%,
                              10/1/22                           $   317,127
                                                                -----------
                              HOSPITALS - 10.5%
A         NR         $1,000   Boone County Hospital,
                              5.50%, 8/1/09                     $   951,420
Baa1      NR          2,000   Missouri Health & Education
                              Authority, Jefferson
                              Memorial Hospital, 6.00%,
                              8/15/23                             1,831,100
Aa        AA          1,000   Missouri Health & Education
                              Authority, Barnes Jewish
                              Christian Hospital, 5.10%,
                              5/15/09                               944,310
Aa        AA          2,000   Missouri Health & Education
                              Authority, Barnes Jewish
                              Christian Hospital, 5.25%,
                              5/15/14                             1,886,160
Aa        AA          2,000   Missouri Health & Education
                              Authority, Barnes Jewish
                              Christian Hospital, 5.25%,
                              5/15/21                             1,851,300

Aa        AA          1,000   Missouri Health & Education
                              Authority, Sisters of Mercy
                              Hospital, 6.25%, 6/1/15             1,034,550
NR        BBB+          550   Moberly Industrial
                              Development Authority,
                              Moberly Regional Medical
                              Center, 8.75%, 3/1/16                 603,471
NR        AAA           500   Phelps County, Phelps
                              Regional Medical Center,
                              (CLEE), 6.00%, 5/15/13                503,000
                                                                -----------
                                                                $ 9,605,311
                                                                -----------
                              HOUSING - 0.6%
NR        AAA        $  535   Missouri Housing
                              Development Authority SFMR,
                              (AMT), (GNMA), 6.75%,
                              6/1/24                            $   550,916
                                                                -----------
                              INDUSTRIAL DEVELOPMENT
                              REVENUE - 2.8%
NR        BBB        $1,390   Jefferson County Industrial
                              Development Authority,
                              Kmart Corporation, 6.40%,
                              8/1/08                            $ 1,381,452
A3        NR          1,200   Missouri Environmental
                              Improvement & Energy
                              Resources Authority,
                              American Cynamid Company,
                              5.80%, 9/1/09                       1,212,600
                                                                -----------
                                                                $ 2,594,052
                                                                -----------
                              INSURED - TRANSPORTATION - 1.7%
Aaa       AAA        $1,000   City of St. Louis, St.
                              Louis-Lambert International
                              Airport, (AMT), (FGIC),
                              6.125%, 7/1/12                    $ 1,024,170
Aaa       AAA           500   City of St. Louis, St.
                              Louis-Lambert International
                              Airport, (AMT), (FGIC),
                              6.125%, 7/1/15                        510,350
                                                                -----------
                                                                $ 1,534,520
                                                                -----------
                              INSURED - EDUCATION - 2.1%
Aaa       AAA        $1,000   Missouri Western State
                              College Housing System,
                              (MBIA), 5.25%, 10/1/11            $   947,960
Aaa       AAA         1,000   Southeast Missouri State
                              University Housing System,
                              (MBIA), 5.70%, 4/1/14               1,003,600
                                                                -----------
                                                                $ 1,951,560
                                                                -----------
                              INSURED - GENERAL
                              OBLIGATION - 9.3%
Aaa       AAA        $1,000   Kansas City School
                              District, (FGIC), 5.00%,
                              2/1/14                            $   908,070
Aaa       AAA         2,250   Kansas City School
                              District, (FGIC), 5.00%,
                              2/1/14                              2,043,158
Aaa       AAA         1,450   St. Louis County, Mehlville
                              School District, (MBIA),
                              6.00%, 2/15/13                      1,484,554
Aaa       AAA         1,000   St. Louis County, Parkway
                              School District, (MBIA),
                              5.00%, 2/1/12                         931,020

                                    -------

--------------------------------------------------------------------------------
                       TAX-EXEMPT INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------

     RATINGS
   (UNAUDITED)
-----------------   PRINCIPAL
                     AMOUNT
         STANDARD     (000
MOODY'S  & POOR'S   OMITTED)           SECURITY                    VALUE
---------------------------------------------------------------------------
                              INSURED - GENERAL OBLIGATION
                              (CONTINUED)
Aaa       AAA         1,500   City of St. Louis School
                              District, (FGIC), 5.75%,
                              4/1/12                              1,508,340
Aaa       AAA           620   City of St. Louis School
                              District, (FGIC), 6.00%,
                              4/1/12                                634,333
Aaa       AAA           500   Puerto Rico, (AMBAC),
                              Variable, 7/1/15 (1)                  505,850
Aaa       AAA           500   Puerto Rico, (FSA),
                              Variable, 7/1/22 (1)                  513,080
                                                                -----------
                                                                $ 8,528,405
                                                                -----------
                              INSURED - HOSPITAL - 18.4%
Aaa       AAA        $1,000   Jackson County, Carondelet
                              Health System, St. Mary's
                              Hospital, (MBIA), 5.75%,
                              7/1/24                            $   981,950
Aaa       AAA           800   Jackson County, St.
                              Joseph's Health System,
                              (MBIA), 6.50%, 7/1/19                 836,464
Aaa       AAA         1,000   Jackson County, St.
                              Joseph's Health System,
                              (MBIA), 6.50%, 7/1/12               1,052,620
Aaa       AAA         1,500   Missouri Health & Education
                              Authority, Health Midwest,
                              (MBIA), 6.25%, 2/15/22              1,533,435
Aaa       AAA           500   Missouri Health & Education
                              Authority, Sisters of St.
                              Mary, (MBIA), 6.25%, 6/1/07           535,710
Aaa       AAA         1,600   Missouri Health & Education
                              Authority, Sisters of St.
                              Mary, (MBIA), 6.25%, 6/1/16         1,642,000
Aaa       AAA         1,500   Missouri Health & Education
                              Authority, Heartland Health
                              System, (AMBAC), 6.35%,
                              11/15/17                            1,554,735
Aaa       AAA         2,900   Missouri Health & Education
                              Authority, Lester Cox
                              Medical Center, (MBIA),
                              5.35%, 6/1/10                       2,813,493
Aaa       AAA         1,865   Missouri Health & Education
                              Authority, St. Luke's
                              Health System, (MBIA),
                              5.10%, 11/15/13                     1,719,287
Aaa       AAA         2,000   Missouri Health & Education
                              Authority, St. Luke's
                              Health System, (MBIA),
                              5.125%, 11/15/19                    1,801,460
Aaa       AAA           575   Missouri Health & Education
                              Authority, St. Louis
                              Children's Hospital,
                              (MBIA), 0%, 5/15/08                   287,023
Aaa       AAA         9,500   Missouri Health & Education
                              Authority, Lester Cox
                              Medical Center, (MBIA), 0%,
                              9/1/20                              2,101,400
                                                                -----------
                                                                $16,859,577
                                                                -----------
                              INSURED - HOUSING - 1.8%
Aaa       AAA        $1,500   City of Springfield, SCA
                              Realty Multifamily Mortgage
                              Receipts, (FSA), 7.15%,
                              1/1/30                            $ 1,607,220
                                                                -----------
                              INSURED - LEASE/CERTIFICATE
                              OF PARTICIPATION - 4.4%
Aaa       AAA        $1,250   Kansas City Municipal
                              Assistance Corporation,
                              Bartle Hall Convention,
                              (AMBAC), 6.625%, 4/15/15          $ 1,336,050
Aaa       AAA           500   Kansas City Municipal
                              Assistance Corporation,
                              Bartle Hall Convention,
                              (AMBAC), 6.00%, 4/15/20               507,075
Aaa       AAA           600   Kansas City School
                              District, Building
                              Corporation, (FGIC), 6.50%,
                              2/1/08                                641,280
Aaa       AAA           500   St. Charles County, Public
                              Facilities Authority,
                              (FGIC), 6.375%, 3/15/07               536,420
Aaa       AAA         1,000   St. Louis County Municipal
                              Finance Corporation, Civil
                              Courts Building, (FGIC),
                              5.75%, 8/1/13                       1,002,340
                                                                -----------
                                                                $ 4,023,165
                                                                -----------
                              INSURED - UTILITIES - 11.4%
Aaa       AAA        $5,000   Missouri Environmental
                              Improvement & Energy
                              Resources Authority, Union
                              Electric Project, (AMT),
                              (AMBAC), 5.45%, 10/1/28           $ 4,540,000
Aaa       AAA           700   Puerto Rico Electric Power
                              Authority, (FSA), Variable,
                              7/1/03 (1)                            781,627
Aaa       AAA         5,000   City of Sikeston, Electric
                              System, (MBIA), 6.25%,
                              6/1/22                              5,138,150
                                                                -----------
                                                                $10,459,777
                                                                -----------
                              INSURED - WATER & SEWER - 1.7%
Aaa       AAA        $1,500   City of St. Louis, Water
                              Revenue Improvement Bonds,
                              (FGIC), 6.00%, 7/1/14             $ 1,539,480
                                                                -----------
                              LEASE/CERTIFICATE OF
                              PARTICIPATION - 5.1%
A1        A+         $2,000   State of Missouri, Regional
                              Convention & Sports Complex
                              Authority, 5.50%, 8/15/21         $ 1,844,580
A         BBB+        2,000   St. Louis County, Regional
                              Convention & Sports Complex
                              Authority, 5.50%, 8/15/13           1,861,880
Aa        AA          1,000   Southeast Missouri
                              Correctional Facility,
                              5.75%, 8/15/16                        995,090
                                                                -----------
                                                                $ 4,701,550
                                                                -----------

                                    -------

--------------------------------------------------------------------------------
                       TAX-EXEMPT INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------

     RATINGS
   (UNAUDITED)
-----------------   PRINCIPAL
                     AMOUNT
         STANDARD     (000
MOODY'S  & POOR'S   OMITTED)           SECURITY                 VALUE
------------------------------------------------------------------------
                              LIFECARE - 1.1%
NR        NR         $  950   Kansas City Industrial
                              Development Authority,
                              Kingswood United Methodist
                              Manor, 9.00%, 11/15/13         $ 1,018,457
                                                             -----------
                              NURSING HOMES - 1.7%
NR        NR         $  500   Missouri Health & Education
                              Authority, Bethesda Health
                              Group, 6.625%, 8/15/05         $   498,710
NR        NR          1,000   Missouri Health & Education
                              Authority, Bethesda Health
                              Group, 7.50%, 8/15/12            1,011,820
                                                             -----------
                                                             $ 1,510,530
                                                             -----------
                              SPECIAL TAX REVENUE - 3.6%
Baa1      A          $1,000   Puerto Rico Highway and
                              Transportation Authority,
                              6.625%, 7/1/12                 $ 1,050,590
Baa1      A           1,400   Puerto Rico Highway and
                              Transportation Authority,
                              5.50%, 7/1/19                    1,306,704
Baa1      A           1,000   Puerto Rico Highway and
                              Transportation Authority,
                              5.50%, 7/1/17                      936,050
                                                             -----------
                                                             $ 3,293,344
                                                             -----------
                              TRANSPORTATION - 0.2%
NR        BBB        $  200   Guam Airport Authority,
                              6.375%, 10/1/10                $   202,580
                                                             -----------
                              UTILITIES - 4.3%
A1        AA         $  500   City of Columbia, Water &
                              Electric, 6.125%, 10/1/12      $   513,080
NR        BBB         1,010   Guam Power Authority,
                              6.30%, 10/1/22                     998,304
Baa1      A-          1,000   Puerto Rico Electric Power
                              Authority, 5.00%, 7/1/12           905,730
Baa1      A-          1,500   Puerto Rico Electric Power
                              Authority, 6.375%, 7/1/24        1,526,205
                                                             -----------
                                                             $ 3,943,319
                                                             -----------
                              WATER & SEWER - 9.1%
A1        AA-        $  760   City of Columbia, Sewerage
                              System, 6.25%, 10/1/15         $   784,472
Aa        NR            800   Missouri Environmental
                              Improvement & Energy
                              Resources Authority, Water
                              Pollution Control, 6.875%,
                              6/1/14                             872,288
Aa        NR            475   Missouri Environmental
                              Improvement & Energy
                              Resources Authority, Water
                              Pollution Control, 6.45%,
                              7/1/08                             513,385
Aa        NR            500   Missouri Environmental
                              Improvement & Energy
                              Resources Authority, Water
                              Pollution Control, 6.55%,
                              7/1/14                             532,300
Aa        NR          1,000   Missouri Environmental
                              Improvement & Energy
                              Resources Authority, Water
                              Pollution Control, 6.05%,
                              7/1/15                           1,033,590
Aa        NR          1,250   Missouri Environmental
                              Improvement & Energy
                              Resources Authority, Water
                              Pollution Control, 7.20%,
                              7/1/16                           1,419,863
Aa        NR          1,000   Missouri Environmental
                              Improvement & Energy
                              Resources Authority, Cape
                              Giradeau Project, 0%,
                              1/1/14                             329,020
Aa        A+          3,000   City of Springfield,
                              Waterworks, 5.375%, 5/1/14       2,888,640
                                                             -----------
                                                             $ 8,373,558
                                                             -----------
                              TOTAL TAX-EXEMPT
                              INVESTMENTS
                              (IDENTIFIED COST,
                              $88,354,959)                   $91,630,419
                                                             =============

(1) The above designated securities have been issued as inverse floater bonds.

The Portfolio invests primarily in debt securities issued by Missouri municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at August 31, 1995, 53.4% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage by financial institution ranged from 0.6% to 27.9% of total investments.

                       See notes to financial statements

                                    -------
                       North Carolina Tax Free Portfolio
                   Portfolio of Investments - August 31, 1995
--------------------------------------------------------------------------------
                         TAX-EXEMPT INVESTMENTS - 100%
--------------------------------------------------------------------------------

     RATINGS
   (UNAUDITED)
-----------------   PRINCIPAL
                     AMOUNT
         STANDARD     (000
MOODY'S  & POOR'S   OMITTED)           SECURITY               VALUE
------------------------------------------------------------------------
                              EDUCATION - 1.1%
Aa1       AA         $1,000   Educational Facilities
                              Finance Agency, Duke
                              University, 6.75%,
                              10/01/21                      $  1,061,130
NR        AAA         1,000   Educational Facilities
                              Finance Agency, Elon
                              College, 6.375%, 1/1/07          1,063,860
                                                            ------------
                                                            $  2,124,990
                                                            ------------
                              ESCROWED - 1.4%
Aaa       A-         $  155   North Carolina Municipal
                              Power, Catawba Electric,
                              5.00%, 1/1/20                 $    141,755
NR        AAA           150   Puerto Rico GO, 7.30%,
                              7/1/20                             171,831
Aaa       AAA         1,500   Puerto Rico Public
                              Building Authority,
                              6.875%, 7/1/12                   1,723,695
Baa1      AAA           635   Puerto Rico Electric Power
                              Authority, 7.125%, 7/1/14          707,987
                                                            ------------
                                                            $  2,745,268
                                                            ------------
                              GENERAL OBLIGATIONS - 8.7%
A         A-         $  175   Eden, Water and Sewer
                              Bonds, (AMT), 6.75%,
                              6/1/08                        $    188,249
NR        BBB         1,700   Guam, 5.40%, 11/15/18            1,484,729
Aaa       AAA         4,000   North Carolina Capital
                              Improvement, 4.70%, 2/1/06       3,897,040
Aaa       AAA         3,000   North Carolina Capital
                              Improvement, 4.70%, 2/1/10       2,768,850
Aaa       AAA         4,000   North Carolina Capital
                              Improvement, 4.75%, 2/1/12       3,606,200
Baa1      A           1,000   Puerto Rico, 6.50%, 7/1/23       1,029,630
Baa1      A           1,000   Puerto Rico, 5.75%, 7/1/15         963,290
NR        NR          2,550   Virgin Island, 7.25%,
                              10/1/18                          2,677,551
                                                            ------------
                                                            $ 16,615,539
                                                            ------------
                              HEALTH CARE - 3.4%
Aa        AA         $1,700   North Carolina Medical
                              Care Commission, Carolina
                              Medicorp, 6.00%, 5/1/21       $  1,669,281
Aa        AA          5,060   North Carolina Medical
                              Care Commission, Carolina
                              Medicorp, 5.50%, 5/1/15          4,742,080
                                                            ------------
                                                            $  6,411,361
                                                            ------------
                              HOSPITALS - 18.8%
Aa        AA         $2,090   Charlotte-Mecklenberg
                              Hospital, 0%, 1/1/06          $  1,193,745
Aa        AA          2,345   Charlotte-Mecklenberg
                              Hospital, 6.25%, 1/1/20          2,385,780
NR        A           5,500   North Carolina Medical
                              Care Commission, Mercy
                              Hospital, 6.50%, 8/1/08          5,725,665
Aa        AA-         3,000   North Carolina Medical
                              Care Commission, North
                              Carolina Baptist Hospital,
                              6.00%, 6/1/22                    2,944,830
Aa        AA          4,000   North Carolina Medical
                              Care Commission,
                              Presbyterian Health
                              Services, 5.50%, 10/1/14         3,778,720
Aa        AA          3,700   North Carolina Medical
                              Care Commission,
                              Presbyterian Health
                              Services, 6.00%, 10/1/24         3,610,386
A1        A+          5,000   North Carolina Medical
                              Care Commission, Rex
                              Hospital, 6.125%, 6/1/10         5,030,350
NR        BBB+        2,500   North Carolina Medical
                              Care Commission, Roanake-
                              Chowan Hospital, 7.75%,
                              10/1/19                          2,638,475
NR        AA          3,700   North Carolina Medical
                              Care Commission, Scotland
                              Memorial Hospital, 5.375%,
                              10/1/11                          3,463,459
Aa        AA-         2,450   Pitt County Memorial
                              Hospital, 6.90%, 12/1/21         2,602,807
A1        AA-         2,380   University of North
                              Carolina at Chapel Hill,
                              6.00%, 2/15/24                   2,390,828
                                                            ------------
                                                            $ 35,765,045
                                                            ------------
                              HOUSING - 9.1%
NR        AAA        $1,900   Charlotte Housing, Double
                              Oaks, (FHA), (FNMA),
                              7.35%, 5/15/26                $  2,032,639
Aa        AA          2,250   North Carolina HFA, MFMR,
                              6.60%, 9/1/26                    2,286,855
Aa        AA          4,395   North Carolina HFA, MFMR,
                              6.85%, 7/1/13                    4,619,848
Aa        A+            870   North Carolina HFA, SFMR,
                              6.95%, 3/1/17                      910,220
Aa        A+            890   North Carolina HFA, SFMR,
                              (AMT), 7.05%, 9/1/20               925,066
Aa        A+          4,000   North Carolina HFA, SFMR,
                              (AMT), 6.70%, 9/1/26             4,093,680
Aa        A+          2,250   North Carolina HFA, MFMR,
                              (AMT), 6.70%, 1/1/26             2,321,348
Aaa       AAA           200   Puerto Rico HFC, SFMR,
                              6.85%, 10/15/23                    207,526
                                                            ------------
                                                            $ 17,397,182
                                                            ------------
                              INDUSTRIAL DEVELOPMENT - 5.5%
Baa1      BBB        $2,750   Haywood County, Champion
                              International Corporation,
                              (AMT), 5.50%, 10/1/18         $  2,518,395
Baa2      BBB         2,500   New Hanover County,
                              Occidental Petroleum
                              Corporation, 6.70%, 7/1/19       2,609,550
NR        AA            850   Robeson County, Campbell
                              Soup Company, 6.40%,
                              12/1/06                            917,847

                                    -------

--------------------------------------------------------------------------------
                       TAX-EXEMPT INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------

     RATINGS
   (UNAUDITED)
-----------------   PRINCIPAL
                     AMOUNT
         STANDARD     (000
MOODY'S  & POOR'S   OMITTED)           SECURITY                VALUE
------------------------------------------------------------------------
                              INDUSTRIAL DEVELOPMENT -
                              (CONTINUED)
A2        A           4,250   Martin County, Weyerhauser
                              Company, (AMT), 6.80%,
                              5/1/24                            4,399,303
                                                             ------------
                                                             $ 10,445,095
                                                             ------------
                              INSURED GOVERNMENT
                              OBLIGATIONS - 2.4%
Aaa       AAA        $1,000   Puerto Rico, (AMBAC),
                              Variable, 7/1/15 (1)           $  1,011,700
Aaa       AAA         3,500   Puerto Rico, (FSA),
                              Variable, 7/1/22 (1)              3,591,560
                                                             ------------
                                                             $  4,603,260
                                                             ------------
                              INSURED HOSPITAL - 10.6%
Aaa       AAA        $2,000   Catawba County, Catawba
                              Memorial Hospital,
                              (AMBAC), 6.20%, 10/1/12        $  2,065,660
Aaa       AAA           500   Cumberland County
                              Hospital, (MBIA), 0%,
                              10/1/09                             226,440
Aaa       AAA         4,225   New Hanover Regional
                              Medical Center, (AMBAC),
                              4.75%, 10/1/23                    3,567,378
Aaa       AAA         1,750   North Carolina Medical
                              Care Commission, Moore
                              Regional Hospital, (FGIC),
                              5.20%, 10/1/13                    1,616,720
Aaa       AAA         3,750   North Carolina Medical
                              Care Commission, Moore
                              Regional Hospital, (FGIC),
                              5.00%, 10/1/18                    3,288,863
Aaa       AAA         2,000   North Carolina Medical
                              Care Commission, Wesley
                              Long Community Hospital,
                              (AMBAC), 5.25%, 10/1/13           1,858,720
Aaa       AAA         2,500   North Carolina Medical
                              Care Commission, Wesley
                              Long Community Hospital,
                              (AMBAC), 5.25%, 10/1/17           2,260,825
Aaa       AAA           935   North Carolina Medical
                              Care Commission, Memorial
                              Mission Hospital, (FSA),
                              0%, 10/1/06                         518,944
Aaa       AAA         5,000   North Carolina Medical
                              Care Commission, St.
                              Joseph's Medical Center,
                              (AMBAC), 5.10%, 10/1/14           4,524,250
Aaa       AAA           250   Wake County, North
                              Carolina Hospital System,
                              (MBIA), 5.125%, 10/1/26             219,655
                                                             ------------
                                                             $ 20,147,455
                                                             ------------
                              INSURED LEASE/CERTIFICATE
                              OF PARTICIPATION - 8.4%
Aaa       AAA        $  900   Burke County, COP,
                              Detention
                              Facility/Landfill
                              Equipment, (MBIA), 6.30%,
                              4/1/08                         $    960,561

Aaa       AAA         4,500   Charlotte, COP, Convention
                              Facility, (AMBAC), 5.25%,
                              12/1/13                           4,242,600
Aaa       AAA         1,750   Duplin County, COP,
                              (FGIC), 5.25%, 8/1/14             1,623,195
Aaa       AAA         1,575   Franklin, COP, (FGIC),
                              6.625%, 6/1/14                    1,673,690
Aaa       AAA         5,000   Iredell County, COP,
                              Iredell-Statesville
                              Schools, (FGIC), 6.125%,
                              6/1/07                            5,288,550
Aaa       AAA         1,000   Mooresville School
                              District, (AMBAC), COP,
                              6.35%, 10/1/14                    1,034,750
Aaa       AAA         1,000   Rutherford County, COP,
                              (FGIC), 6.25%, 6/1/23             1,022,640
Aaa       AAA           200   Scotland County, COP,
                              (CGIC), 6.75%, 3/1/11               213,198
                                                             ------------
                                                             $ 16,059,184
                                                             ------------
                              INSURED TRANSPORTATION - 1.8%
Aaa       AAA        $3,750   Piedmont Triad Airport
                              Authority, (MBIA), 5.125%,
                              7/1/12                         $  3,464,888
                                                             ------------
                              INSURED UTILITIES - 3.1%
Aaa       AAA        $3,000   North Carolina Municipal
                              Power Authority, Catawba
                              Electric, (AMBAC), 5.75%,
                              1/1/15                         $  2,917,920
Aaa       AAA         1,500   North Carolina Eastern
                              Municipal Power Authority,
                              (FSA), Variable, 1/1/19
                              (1)                               1,411,365
Aaa       AAA         1,400   Puerto Rico Electric Power
                              Authority, Stripes, (FSA),
                              Variable, 7/1/02 (1)              1,546,062
                                                             ------------
                                                             $  5,875,347
                                                             ------------
                              INSURED WATER & SEWER - 2.0%
Aaa       AAA        $  750   Fayetteville Public Works
                              Commission, (FGIC), 4.75%,
                              3/1/14                         $    650,655
Aaa       AAA         3,500   Fayetteville Public Works
                              Commission, (FGIC),
                              5.125%, 3/1/10                    3,257,555
                                                             ------------
                                                             $  3,908,210
                                                             ------------
                              LEASE/CERTIFICATE OF
                              PARTICIPATION - 6.7%
A1        A-         $2,065   Buncombe County, COP,
                              6.625%, 12/1/10                $  2,205,026
Aa1       AA          4,150   Charlotte County, COP,
                              Charolette Mecklendberg
                              Law, 5.375%, 6/1/13               4,022,803
NR        AA            825   Durham County, COP, 6.10%,
                              7/15/07                             872,900
Aa        AA            985   Durham County, COP, 6.75%,
                              12/1/11                           1,062,648

                                    -------

--------------------------------------------------------------------------------
                       TAX-EXEMPT INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------

     RATINGS
   (UNAUDITED)
-----------------   PRINCIPAL
                     AMOUNT
         STANDARD     (000
MOODY'S  & POOR'S   OMITTED)           SECURITY                 VALUE
-------------------------------------------------------------------------
                              LEASE/CERTIFICATE OF
                              PARTICIPATION - (CONTINUED)
A1        AA          2,400   Greensboro, COP,
                              Greensboro Coliseum Arena,
                              6.75%, 12/1/09                    2,581,272
A         NR          1,950   Rowan County, COP, 6.25%,
                              12/1/07                           2,095,002
                                                             ------------
                                                             $ 12,839,651
                                                             ------------
                              SPECIAL TAX REVENUE - 2.8%
Baa1      BBB+       $  200   Puerto Rico Finance
                              Authority, 7.90%, 7/1/07       $    220,820
Baa1      A           4,000   Puerto Rico Highway and
                              Transportation Authority,
                              5.25%, 7/1/20                     3,600,640
Baa1      A           1,490   Puerto Rico Highway and
                              Transportation Authority,
                              5.50%, 7/1/15                     1,415,738
                                                             ------------
                                                             $  5,237,198
                                                             ------------
                              TRANSPORTATION - 0.9%
Baa3      BB+        $1,500   Raleigh-Durham Airport
                              Authority, American
                              Airlines Inc., 9.40%,
                              11/1/00                        $  1,713,810
                                                             ------------
                              UTILITIES - 12.3%
A2        A          $1,015   Chatham County Industrial
                              Facilities and Pollution,
                              Carolina Power & Light,
                              6.30%, 6/1/14                  $  1,074,804
NR        BBB         1,750   Guam Power Authority,
                              5.25%, 10/1/23                    1,501,220
A         A-          2,875   North Carolina Municipal
                              Power, Catawba Electric,
                              5.00%, 1/1/15                     2,426,414
A         A-          2,500   North Carolina Municipal
                              Power, Catawba Electric,
                              5.75%, 1/1/15                     2,328,850
A         A-            550   North Carolina Municipal
                              Power, Catawba Electric,
                              7.00%, 1/1/16                       566,803
A         BBB+        5,000   North Carolina Municipal
                              Power, Eastern Power,
                              6.125%, 1/1/09                    4,965,750
A         BBB+        1,500   North Carolina Municipal
                              Power, Eastern Power,
                              6.40%, 1/1/21                     1,481,310
A         BBB+        3,200   North Carolina Municipal
                              Power, Eastern Power,
                              6.00%, 1/1/26                     3,008,960
A         BBB+        1,750   North Carolina Municipal
                              Power, Eastern Power,
                              7.00%, 1/1/13                     1,858,727
Baa1      A-          2,000   Puerto Rico Electric Power
                              Authority, 0%, 7/1/17               528,860
Baa1      A-          1,000   Puerto Rico Electric Power
                              Authority, 7.00%, 7/1/21          1,105,180
Baa1      A-          2,000   Puerto Rico Electric Power
                              Authority, 6.00%, 7/1/16          1,988,040
Baa1      A-            365   Puerto Rico Electric Power
                              Authority, 7.125%, 7/1/14           398,427
NR        NR            250   Virgin Islands Water and
                              Power Authority,
                              7.40%, 7/1/11                       261,877
                                                             ------------
                                                             $ 23,495,222
                                                             ------------
                              WATER & SEWER - 1.0%
Aa        AA         $2,000   Orange County, Water &
                              Sewer, 5.20%, 7/1/16           $  1,815,440
                                                             ------------
                              TOTAL TAX-EXEMPT
                              INVESTMENTS
                              (IDENTIFIED COST,
                              $183,328,988)                  $190,664,145
                                                             ============

(1) The above designated securities have been issued as inverse floater bonds.

The Portfolio invests primarily in debt securities issued by North Carolina municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at August 31, 1995, 28.3% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage by financial institution ranged from 0.1% to 12.3% of total investments.

                       See notes to financial statements

                                    -------
                           Oregon Tax Free Portfolio
                   Portfolio of Investments - August 31, 1995
--------------------------------------------------------------------------------
                         TAX-EXEMPT INVESTMENTS - 100%
--------------------------------------------------------------------------------

     RATINGS
   (UNAUDITED)
-----------------   PRINCIPAL
                     AMOUNT
         STANDARD     (000
MOODY'S  & POOR'S   OMITTED)           SECURITY              VALUE
----------------------------------------------------------------------
                              EDUCATION - 1.6%
NR        A+         $1,250   State of Oregon Health,
                              Housing, Educational and
                              Cultural Facilities
                              Authority, Reed College
                              Project, 6.75%, 7/1/21       $  1,320,450
A         NR          1,000   City of Salem, Educational
                              Facilities, Willamette
                              University Project, 6.10%,
                              4/1/14                          1,010,800
                                                           ------------
                                                           $  2,331,250
                                                           ------------
                              ESCROWED - 1.7%
A1        AAA        $2,000   City of Medford, Rogue
                              Valley Memorial Hospital
                              (ETM), 6.25%, 12/1/07        $  2,182,460
NR        AAA           200   Puerto Rico Highway &
                              Transportation Authority,
                              Pre-Refunded, 6.625%,
                              7/1/18                            226,918
                                                           ------------
                                                           $  2,409,378
                                                           ------------
                              GENERAL
                              OBLIGATIONS - 17.7%
A         A+         $2,000   Clackamas County,
                              Clackamas Community
                              College District, 5.25%,
                              12/1/09                      $  1,964,440
Aa        AA+         1,000   Tri County Metropolitan
                              Transportation District,
                              Light Rail Extention,
                              6.00%, 7/1/12                   1,021,140
Aa        NR          1,000   Clackamas & Multnomah
                              Counties, Lake Oswego
                              School District, 5.70%,
                              6/15/10                         1,012,290
Aa        NR          2,000   Lane County, City of
                              Eugene, School District,
                              5.375%, 7/1/13                  1,932,000
Aa        AA-         1,500   Washington and Multnomah
                              Counties, City of
                              Beaverton, School
                              District, 5.00%, 9/1/12         1,405,290
Aa        AA-         1,000   State of Oregon, Oregon
                              Veterans' Welfare Bonds,
                              9.00%, 4/1/04                   1,291,370
Aa        AA-         1,000   State of Oregon, Board of
                              Higher Education, 6.00%,
                              10/15/18                        1,013,760
Aa        AA-         6,110   State of Oregon, Elderly
                              and Disabled Housing,
                              (AMT), 5.65%, 8/1/26            5,885,213
Aa        AA-         1,250   State of Oregon, Elderly
                              and Disabled Housing,
                              6.375%, 8/1/24                  1,294,063
Aa        AA-         1,000   State of Oregon, Elderly
                              and Disabled Housing,
                              (AMT), 5.625%, 8/1/18             976,670
Aa        AA-         3,505   State of Oregon,
                              Governmental Purpose,
                              5.625%, 6/1/13 (2)              3,491,015
Aa        AA-         2,000   State of Oregon, Board of
                              Higher Education, 5.00%,
                              8/1/23                          1,764,940

Baa1      A           2,000   Puerto Rico, 5.75%, 7/1/15      1,926,580
Baa1      A           1,000   Puerto Rico, 5.50%, 7/1/21        919,960
                                                           ------------
                                                           $ 25,898,731
                                                           ------------
                              HOSPITALS - 1.4%
NR        A          $1,000   Benton County, Good
                              Samaritan Hospital
                              Corvallis, 6.25%, 10/1/09    $  1,006,810
Aa3       AA          1,000   Clackamas County, Kaiser
                              Permanente, 6.25%, 4/1/21       1,006,520
                                                           ------------
                                                           $  2,013,330
                                                           ------------
                              HOUSING - 8.8%
Aa        NR         $2,500   State of Oregon Housing
                              and Community Services
                              Department, MFMR, 6.875%,
                              7/1/28                       $  2,623,425
Aa        NR          1,055   State of Oregon Housing
                              and Community Services
                              Department, SFMR, (AMT),
                              6.80%, 7/1/27                   1,097,105
Aa        NR          1,500   State of Oregon Housing
                              and Community Services
                              Department, SFMR, 5.375%,
                              7/1/17                          1,388,325
Aa        NR          3,500   State of Oregon, Housing
                              and Community Services
                              Department, SFMR, 5.45%,
                              7/1/24                          3,205,965
Aa        NR          2,500   State of Oregon, Housing
                              and Community Services
                              Department, SFMR, (AMT),
                              6.45%, 7/1/26                   2,579,025
Aa        NR          2,000   State of Oregon, Housing
                              and Community Services
                              Department, SFMR, (AMT),
                              6.40%, 7/1/26                   2,029,580
                                                           ------------
                                                           $ 12,923,425
                                                           ------------
                              INDUSTRIAL DEVELOPMENT
                              REVENUE - 4.7%
NR        BBB-       $5,000   Port of Astoria, PCR,
                              James River Project,
                              6.55%,
                              2/1/15 (2)                   $  5,030,900
NR        NR            750   Port of Portland, Ash
                              Grove Cement Co., 7.25%,
                              10/1/09                           821,640
Baa1      A           1,000   Port of Portland, North
                              Portland Crown Zellerbach
                              Corporation, 6.125%,
                              5/15/08                         1,000,200
                                                           ------------
                                                           $  6,852,740
                                                           ------------
                              COGENERATION - 1.4%
NR        NR         $2,000   Western Generation Agency,
                              Wauna Cogeneration
                              Project, (AMT), 7.40%,
                              1/1/16                       $  2,084,360
                                                           ------------

                                    -------

--------------------------------------------------------------------------------
                       TAX-EXEMPT INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------

     RATINGS
   (UNAUDITED)
-----------------   PRINCIPAL
                     AMOUNT
         STANDARD     (000
MOODY'S  & POOR'S   OMITTED)           SECURITY             VALUE
-----------------------------------------------------------------------
                              INSURED TRANSPORTATION -
                              4.6%
Aaa       AAA        $1,000   Port of Portland, Portland
                              International Airport,
                              (AMT), (AMBAC), 6.25%,
                              7/1/18                        $ 1,050,930
Aaa       AAA         2,750   Port of Portland, Portland
                              International Airport,
                              (AMT), (FGIC), 6.00%,
                              7/1/23                          2,829,118
Aaa       AAA         1,250   Port of Portland, Portland
                              International Airport,
                              (AMT), (FGIC), 5.75%,
                              7/1/25                          1,213,475
Aaa       AAA         1,500   Oregon Department of
                              Transportation, Westside
                              Light Rail, (MBIA), 6.25%,
                              6/1/09                          1,585,155
                                                            -----------
                                                            $ 6,678,678
                                                            -----------
                              INSURED EDUCATION - 1.7%
Aaa       AAA        $1,000   State of Oregon Health,
                              Housing, Educational and
                              Cultural Facilities
                              Authority, Lewis and Clark
                              College, (MBIA), 6.00%,
                              10/1/13                       $ 1,025,980
Aaa       AAA         1,500   State of Oregon Health,
                              Housing, Educational and
                              Cultural Facilities
                              Authority, Lewis and Clark
                              College, (MBIA), 6.125%,
                              10/1/24                         1,535,640
                                                            -----------
                                                            $ 2,561,620
                                                            -----------
                              INSURED GENERAL
                              OBLIGATIONS - 11.6%
Aaa       AAA        $1,850   Deschutes and Jefferson
                              Counties, Redmond School
                              District, (MBIA), 5.60%,
                              6/1/09                        $ 1,865,984
Aaa       AAA         2,500   Deschutes County, City of
                              Sisters School District,
                              (MBIA), 5.40%, 12/1/10          2,459,000
Aaa       AAA         2,750   Jefferson County, Madras
                              School District, (FSA),
                              5.50%, 6/15/13                  2,712,930
Aaa       AAA         1,000   Multnomah County, Parkrose
                              School District, (FGIC),
                              5.70%, 12/1/09                  1,027,770
Aaa       AAA         1,000   Multnomah County, Parkrose
                              School District, (FGIC),
                              5.50%, 12/1/10                  1,005,770
Aaa       AAA         2,500   Marion and Polk Counties,
                              Salem-Keizer School
                              District, (FSA), 5.40%,
                              6/1/12                          2,409,100
Aaa       AAA         3,500   Yamhill, Clackamas &
                              Washington Counties,
                              Newberg School Dist.,
                              (FSA), 5.50%, 6/1/10            3,471,755
Aaa       AAA         2,000   Puerto Rico, (AMBAC),
                              Variable, 7/1/15 (1)            2,023,400
                                                            -----------
                                                            $16,975,709


                              INSURED HOSPITALS - 2.2%
Aaa       AAA        $2,000   City of Portland, Hospital
                              Facilities Authority,
                              Legacy Health System,
                              (AMBAC), 6.70%, 5/1/21        $ 2,146,520
Aaa       AAA         1,000   Western Lane Hospital
                              District Authority,
                              Sisters of St. Joseph of
                              Peace, (MBIA), 5.75%,
                              8/1/19                          1,003,150
                                                            -----------
                                                            $ 3,149,670
                                                            -----------
                              INSURED - CERTIFICATES OF
                              PARTICIPATIONS - 2.0%
Aaa       AAA        $1,250   State of Oregon,
                              Department of General
                              Services, Real Property
                              Financing Program,
                              (AMBAC), 6.25%, 9/1/15        $ 1,295,138
Aaa       AAA         1,500   State of Oregon,
                              Department of General
                              Services, Real Property
                              Financing Program, (MBIA),
                              6.25%, 11/1/19 (2)              1,559,595
                                                            -----------
                                                            $ 2,854,733
                                                            -----------
                              INSURED UTILITIES - 1.7%
Aaa       AAA        $1,000   Lane County, Emerald
                              People's Utility District,
                              Electric System, (AMBAC),
                              5.75%, 11/1/16                $ 1,000,610
Aaa       AAA         1,000   City of Eugene, Electric
                              Utility Revenue, (MBIA),
                              5.80%, 8/1/22                   1,011,210
Aaa       AAA           500   Puerto Rico Electric Power
                              Authority, (FSA),
                              Variable, 7/1/03 (1)              558,305
                                                            -----------
                                                            $ 2,570,125
                                                            -----------
                              INSURED WATER & SEWER -
                              4.5%
Aaa       AAA        $1,000   City of Beaverton,
                              Washington County, Water
                              Revenue, (FSA), 6.125%,
                              6/1/14                        $ 1,027,200
Aaa       AAA         1,500   City of Portland, Sewer
                              System, (FGIC), 6.00%,
                              10/1/12                         1,542,135
Aaa       AAA         1,000   South Fork Water Board,
                              First Lien Water Revenue,
                              (FSA), 6.00%, 2/1/19            1,024,020
Aaa       AAA         1,375   Washington County, Unified
                              Sewerage Agency, Senior
                              Lien, (AMBAC), 6.125%,
                              10/1/12                         1,427,690
Aaa       AAA         1,500   Washington County, Unified
                              Sewerage Agency, (AMBAC),
                              6.125%, 10/1/12                 1,557,480
                                                            -----------
                                                            $ 6,578,525
                                                            -----------

                                    -------

--------------------------------------------------------------------------------
                       TAX-EXEMPT INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------

     RATINGS
   (UNAUDITED)
-----------------   PRINCIPAL
                     AMOUNT
         STANDARD     (000
MOODY'S  & POOR'S   OMITTED)           SECURITY              VALUE
-------------------------------------------------------------------------
                              CERTIFICATES OF
                              PARTICIPATION - 1.7%
Aa        A          $1,500   Multnomah County, Juvenile
                              Justice Complex, 6.00%,
                              8/1/12                         $  1,535,865
Aa        NR          1,000   Multnomah County, Health
                              System Facilities, 5.50%,
                              7/1/13                              979,900
                                                             ------------
                                                             $  2,515,765
                                                             ------------
                              MISCELLANEOUS - 3.9%
A         A          $3,000   Metropolitan Service
                              District, Metro
                              Headquarters Building
                              Project, 5.25%, 8/1/22         $  2,682,930
A         NR          1,600   State of Oregon, Oregon
                              Bond Bank, Special Public
                              Works Fund, 5.375%, 1/1/14        1,523,744
A1        NR          1,500   State of Oregon Health,
                              Housing, Educational and
                              Cultural Facilities
                              Authority, Oregon Coast
                              Aquarium, 5.25%, 10/1/13          1,427,640
                                                             ------------
                                                             $  5,634,314
                                                             ------------
                              SPECIAL TAX REVENUE - 6.8%
A         NR         $1,000   City of Portland, Urban
                              Renewal and Redevelopment
                              Bonds, Downtown Waterfront
                              Project, 6.40%, 6/1/08         $  1,066,770
Baa1      A           1,500   Puerto Rico Highway and
                              Transportation Authority,
                              6.375%, 7/1/08                    1,586,550
Baa1      A           1,720   Puerto Rico Highway and
                              Transportation Authority,
                              5.25%, 7/1/20                     1,548,275
Baa1      A            2000   Puerto Rico Highway and
                              Transportation Authority,
                              5.50%, 7/1/17                     1,872,100
Baa1      A             800   Puerto Rico Highway and
                              Transportation Authority,
                              6.625%, 7/1/18                      834,880
A1        AA          3,000   Tri-County Metropolitan
                              Transportation District,
                              Limited Tax Pledge, 5.70%,
                              8/1/13                            2,993,130
                                                             ------------
                                                             $  9,901,705
                                                             ------------
                              TRANSPORTATION - 3.4%
Ba1       BB         $1,500   Port of Portland, Special
                              Obligation Revenue Bonds,
                              Delta Air Lines, Inc.
                              Project, (AMT), 6.20%,
                              9/1/22                         $  1,435,725
NR        BBB         2,000   Guam Airport Authority,
                              6.50%, 10/1/23                    2,007,180
NR        BBB         1,500   Guam Airport Authority,
                              (AMT), 6.70%, 10/1/23             1,510,800
                                                             ------------
                                                             $  4,953,705
                                                             ------------

                              UTILITIES - 14.3%
A1        AA         $1,500   City of Eugene, Electric
                              Utility System, 6.00%,
                              8/1/11                         $  1,533,000
A1        AA          4,055   City of Eugene, Electric
                              Utility System, 5.75%,
                              8/1/16                            4,025,480
Aa        AA          4,000   City of Eugene, Trojan
                              Nuclear Power Project,
                              5.90%, 9/1/09 (2)                 3,999,920
Aa        AA          4,000   Northern Wasco County,
                              People's Utility District,
                              McNary Dam Fishway
                              Hydroelectric Project,
                              Bonneville Power
                              Administration, 5.20%,
                              12/1/24                           3,571,040
Baa1      A-          8,000   Puerto Rico Electric Power
                              Authority, 5.00%, 7/1/12          7,245,840
A         A+            500   Puerto Rico Telephone
                              Authority, Variable,
                              1/1/20 (1)                          510,830
                                                             ------------
                                                             $ 20,886,110
                                                             ------------
                              WATER & SEWER - 4.3%
NR        A+         $2,000   Clackamus County, Water
                              Revenue, 6.375%, 10/1/14       $  2,097,880
A         A+          1,500   City of Gresham, Water
                              Revenue, 5.20%, 11/1/10           1,470,615
A         A+          1,000   City of Gresham, Water
                              Revenue, 5.30%, 11/1/15             965,110
Aa        A+          1,800   City of Portland, Water
                              Systems, 5.25%, 8/1/13            1,711,673
                                                             ------------
                                                             $  6,245,278
                                                             ------------
                              TOTAL TAX-EXEMPT
                              INVESTMENTS
                              (IDENTIFIED COST,
                              $143,369,782)                  $146,019,151
                                                             ============

(1) The above designated securities have been issued as inverse floater bonds.
(2) Security has been segregated to cover margin requirements for open financial futures contracts.

The Portfolio invests primarily in debt securities issued by Oregon municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at August 31, 1995, 35.3% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage by financial institution ranged from 5.2% to 8.2% of total investments.

                       See notes to financial statements

                                    -------
                       South Carolina Tax Free Portfolio
                   Portfolio of Investments - August 31, 1995
--------------------------------------------------------------------------------
                         TAX-EXEMPT INVESTMENTS - 100%
--------------------------------------------------------------------------------

     RATINGS
   (UNAUDITED)
-----------------   PRINCIPAL
                     AMOUNT
         STANDARD     (000
MOODY'S  & POOR'S   OMITTED)           SECURITY                  VALUE
----------------------------------------------------------------------------
                              EDUCATION - 3.8%
NR        BBB-       $1,000   Puerto Rico ITEME,
                              Polytechnic University of
                              Puerto Rico, 5.50%, 8/1/24         $   876,150
NR        A           1,500   SC Education Authority,
                              Student Loan, (AMT), 6.30%,
                              9/1/08                               1,516,575
                                                                 -----------
                                                                 $ 2,392,725
                                                                 -----------
                              ESCROWED - 1.5%
Aaa       AA         $  500   Columbia, South Carolina
                              Waterworks and Sewer
                              System, 7.10%, 2/1/12              $   570,865
Aaa       AAA           350   South Carolina Public
                              Service Authority, Santee
                              Cooper, 6.625%, 7/1/31                 397,292
                                                                 -----------
                                                                 $   968,157
                                                                 -----------
                              GENERAL OBLIGATIONS - 5.7%
NR        BBB        $1,025   Guam, 5.40%, 11/15/18              $   895,204
Baa1      A           1,000   Puerto Rico Public
                              Building, 5.75%, 7/1/16                956,670
Baa1      A           1,000   Puerto Rico, 6.50%, 7/1/23           1,029,630
A         A             500   Spartanburg Sanitary Sewer
                              District, 5.40%, 3/1/10                481,520
NR        NR            200   Virgin Islands, 7.25%,
                              10/1/18                                210,004
                                                                 -----------
                                                                 $ 3,573,028
                                                                 -----------
                              HOSPITALS - 6.0%
NR        AA-        $  725   Greenville Hospital System
                              Board of Trustees, 7.00%,
                              5/1/17                             $   759,365
Baa1      NR          1,500   Horry County, Conway
                              Hospital, 6.75%, 7/1/12              1,527,705
NR        AAA         1,500   SC Jobs Economic
                              Development, Oconee
                              Memorial Hospital, 6.15%,
                              3/1/25                               1,499,970
                                                                 -----------
                                                                 $ 3,787,040
                                                                 -----------
                              HOUSING - 9.5%
NR        AA         $  995   South Carolina HFA, MFMR,
                              Westbury Place, 6.05%,
                              7/1/27                             $   951,698
NR        BBB+        1,000   South Carolina HDA, MFMR,
                              Hunting Ridge, (AMT),
                              6.75%, 6/1/25                          983,480
Aa        AA          1,500   South Carolina HFA, SFMR,
                              6.375%, 7/1/16                       1,501,560
Aa        NR          1,500   South Carolina HFA, SFMR,
                              6.45%, 7/1/17                        1,510,260
Aa        NR          1,000   South Carolina HFA, SFMR,
                              (AMT), 6.75%, 7/1/26                 1,010,570
                                                                 -----------
                                                                 $ 5,957,568
                                                                 -----------
                              INDUSTRIAL DEVELOPMENT - 18.0%
Baa2      BBB        $1,000   Aiken County, Beliot
                              Corporation, 6.00%, 12/1/11        $   991,700
NR        BBB+        1,500   Chester County, 7.35%,
                              2/1/14                               1,609,395
A1        AA-         1,500   Darlington County, Nucor
                              Corporation, (AMT), 5.75%,
                              8/1/23 (3)                           1,405,185
A2        A+            500   Darlington County, Sonoco
                              Products, (AMT), 6.125%,
                              6/1/25                                 498,920
Aa3       AA            500   Florence County, Pollution
                              Control, E.I. du Pont de
                              Nemours & Co., 6.35%,
                              7/1/22                                 520,050
A1        A-          2,665   Richland County, Pollution
                              Control, Union Camp
                              Corporation, (AMT), 6.75%,
                              11/1/22                              2,812,854
NR        NR          1,500   Spartanburg County, Solid
                              Waste, Bavarian Motor Works
                              Corporation, (AMT), 7.55%,
                              11/1/24                              1,618,440
A2        A+          2,000   York County, Hoechst
                              Celanese Corporation,
                              (AMT), 5.70%, 1/1/24                 1,869,640
                                                                 -----------
                                                                 $11,326,184
                                                                 -----------
                              INSURED EDUCATION - 0.4%
Aaa       AAA        $  250   College of Charleston,
                              Housing and Auxiliary
                              Facilities, (MBIA), 6.00%,
                              10/1/07                            $   257,818
                                                                 -----------
                              INSURED GENERAL OBLIGATION - 1.7%
Aaa       AAA        $1,000   Berkeley County School
                              District, (AMBAC), 6.30%,
                              2/1/16                             $ 1,039,360
                                                                 -----------
                              INSURED HOSPITAL - 5.9%
Aaa       AAA        $1,000   Florence County, McLeod
                              Medical Center, (FGIC),
                              5.25%, 11/1/09                     $   947,310
Aaa       AAA         1,500   Greenwood County, Self
                              Memorial Hospital, (FGIC),
                              5.875%, 10/1/17                      1,493,490
Aaa       AAA           300   Lexington County Health
                              Services District, Inc.,
                              (FSA), 6.75%, 10/1/18                  317,547
Aaa       AAA         1,000   South Carolina
                              Jobs-Economic Development,
                              South Carolina Baptist
                              Hospital, (AMBAC), 5.45%,
                              8/1/15                                 934,330
                                                                 -----------
                                                                 $ 3,692,677
                                                                 -----------
                              INSURED LEASE/CERTIFICATE
                              OF PARTICIPATION - 7.3%
Aaa       AAA        $  500   Charleston County, COP,
                              (MBIA), 6.10%, 6/1/11              $   513,820
Aaa       AAA         1,000   Charleston County, COP,
                              (MBIA), 7.00%, 6/1/19                1,079,830
Aaa       AAA         1,060   Chesterfield County School
                              District, COP, (MBIA),
                              6.00%, 7/1/15                        1,058,664
Aaa       AAA         1,000   Florence County, COP, Law
                              Center, (AMBAC), 6.00%,
                              3/1/14                               1,003,570
Aaa       AAA           900   North Charleston, COP,
                              Coliseum Capital
                              Improvements, (FGIC),
                              6.00%, 1/1/11                          915,318
                                                                 -----------
                                                                 $ 4,571,202
                                                                 -----------

                                    -------

--------------------------------------------------------------------------------
                       TAX-EXEMPT INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------

     RATINGS
   (UNAUDITED)
-----------------   PRINCIPAL
                     AMOUNT
         STANDARD     (000
MOODY'S  & POOR'S   OMITTED)           SECURITY                   VALUE
--------------------------------------------------------------------------
                              INSURED SOLID WASTE - 0.8%
Aaa       AAA        $  500   Charleston County, (FGIC),
                              6.00%, 1/1/14                    $   508,995
                                                               -----------
                              INSURED TRANSPORTATION - 1.5%
Aaa       AAA        $1,105   Charleston County Airport,
                              (MBIA), 4.75%, 7/1/15            $   952,919
                                                               -----------
                              INSURED UTILITIES - 12.5%
Aaa       AAA        $  300   Piedmont Municipal Power
                              Agency, (MBIA), 6.25%,
                              1/1/09                           $   322,785
Aaa       AAA         1,000   Piedmont Municipal Power
                              Agency, (MBIA), 6.30%,
                              1/1/14                             1,039,880
Aaa       AAA           400   Puerto Rico Electric Power
                              Authority, (STRIPES),
                              (FSA), Variable, 7/1/02 (1)          441,732
Aaa       AAA           150   Rock Hill, Downtown
                              Redevelopment, (AMBAC),
                              5.375%, 1/1/24                       141,399
Aaa       AAA         1,000   South Carolina Public
                              Service Authority, Santee
                              Cooper, (AMBAC), 5.00%,
                              1/1/14                               907,230
Aaa       AAA         1,000   South Carolina Public
                              Service Authority, Santee
                              Cooper, (MBIA), 5.125%,
                              1/1/32                               867,170
Aaa       AAA         1,500   South Carolina Public
                              Service Authority, (MBIA),
                              5.75%, 1/1/10 (2)                  1,478,295
Aaa       AAA         1,500   South Carolina Public
                              Service Authority, (MBIA),
                              5.75%, 1/1/22 (2)                  1,422,090
Aaa       AAA         1,250   South Carolina Public
                              Service Authority, (AMBAC),
                              6.375%, 7/1/21                     1,279,025
                                                               -----------
                                                               $ 7,899,606
                                                               -----------
                              INSURED WATER & SEWER - 5.2%
Aaa       AAA        $1,000   Berkeley County, South
                              Carolina Water and Sewer
                              System, (MBIA), 5.55%,
                              6/1/15                           $   954,920
Aaa       AAA         2,000   Cayce, South Carolina Water
                              and Sewer System, (AMBAC),
                              5.25%, 7/1/15 (3)                  1,840,320
Aaa       AAA           500   Mount Pleasant, Waterworks
                              and Sewer System, (AMBAC),
                              6.00%, 12/1/20                       505,950
                                                               -----------
                                                               $ 3,301,190
                                                               -----------
                              LEASE/CERTIFICATE OF
                              PARTICIPATION - 4.1%
Baa       NR         $  750   Lexington School District,
                              COP, 6.90%, 7/1/08               $   784,223
Baa1      BBB+        1,750   Myrtle Beach Convention
                              Center, COP, 6.875%, 7/1/17        1,802,762
                                                               -----------
                                                               $ 2,586,985
                                                               -----------
                              MISCELLANEOUS - 0.5%
NR        A+         $  300   South Carolina Resource
                              Authority, 7.00%, 4/1/13         $   311,634
                                                               -----------

                              SPECIAL TAX - 1.1%
Baa1      A          $  750   Puerto Rico Highway and
                              Transportation Authority,
                              5.50%, 7/1/19                    $   700,020
                                                               -----------
                              UTILITIES - 13.5%
A2        A-         $1,650   Berkeley County, South
                              Carolina Electric & Gas
                              Company, 6.50%, 10/1/14          $ 1,746,195
A2        A           1,500   Darlington County, Carolina
                              Power & Light Company,
                              6.60%, 11/1/10                     1,596,915
NR        BBB           500   Guam Power Authority,
                              5.25%, 10/1/23                       428,920
Aa2       AA-         1,000   Oconee County, PCR, Duke
                              Power, 5.80%, 4/1/14                 990,970
A         BBB           500   Piedmont Municipal Power
                              Agency, 5.75%, 1/1/24                458,910
Baa1      A-          1,400   Puerto Rico Electric Power
                              Authority, 6.250%, 7/1/17          1,414,000
Baa1      A-            500   Puerto Rico Electric Power
                              Authority, 6.375%, 7/1/24            508,735
A1        A+            500   South Carolina Public
                              Service Authority, Santee
                              Cooper, 6.00%, 7/1/31                488,435
A1        A+          1,000   South Carolina Public
                              Service Authority, 5.125%,
                              1/1/32                               849,170
                                                               -----------
                                                               $ 8,482,250
                                                               -----------
                              WATER & SEWER REVENUE - 1.0%
Aa        AA         $  500   Columbia, Waterworks and
                              Sewer System, 5.375%,
                              2/1/12                           $   483,830
A1        AA-           150   Spartanburg, Water System,
                              6.25%, 6/1/12                        155,079
                                                               -----------
                                                               $   638,909
                                                               -----------
                              TOTAL TAX-EXEMPT
                              INVESTMENTS
                              (IDENTIFIED COST,
                              $60,604,156)                     $62,948,267
                                                               ===========

(1) The above designated securities have been issued as inverse floater bonds.
(2) When-issued security.
(3) Security has been segregated to cover when-issued securities.

The Portfolio invests primarily in debt securities issued by South Carolina municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at August 31, 1995, 35.3% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage by financial institution ranged from 1.2% to 15.8% of total investments.

                       See notes to financial statements

                                    -------
                          Tennessee Tax Free Portfolio
                   Portfolio of Investments - August 31, 1995
--------------------------------------------------------------------------------
                         TAX-EXEMPT INVESTMENTS - 100%
--------------------------------------------------------------------------------

     RATINGS
   (UNAUDITED)
-----------------   PRINCIPAL
                     AMOUNT
         STANDARD     (000
MOODY'S  & POOR'S   OMITTED)           SECURITY                     VALUE
----------------------------------------------------------------------------
                              EDUCATION - 4.3%
Aa        AA         $1,600   Nashville and Davidson
                              County, The Vanderbilt
                              University, 5.20%, 7/1/18          $ 1,462,256
Baa       NR          1,000   Nashville and Davidson
                              County, The Belmont
                              University, 6.40%, 12/1/19            998,650
                                                                 -----------
                                                                 $ 2,460,906
                                                                 -----------
                              GENERAL OBLIGATION - 4.1%
Aa        AA+        $1,000   Shelby County, 5.625%,
                              4/1/14                             $   973,560
Aa        AA+         1,000   Shelby County, 5.125%,
                              3/1/16                                 907,440
Aa        NR            500   Williamson County, Rural
                              School Bonds, 5.80%, 3/1/12            504,710
                                                                 -----------
                                                                 $ 2,385,710
                                                                 -----------
                              HOSPITAL - 4.0%
Baa1      NR         $  500   City of Clarksville,
                              Clarksville Memorial
                              Hospital, 6.25%, 7/1/08            $   497,765
Baa1      NR            500   City of Clarksville,
                              Clarksville Memorial
                              Hospital, 6.375%, 7/1/08               487,915
Baa1      BBB+          250   County of Knox, East
                              Tennessee Children's
                              Hospital, 6.50%, 10/1/12               249,728
NR        A-          1,000   Sumner County, Sumner
                              Regional Health Systems,
                              7.50%, 11/1/14                       1,084,970
                                                                 -----------
                                                                 $ 2,320,378
                                                                 -----------
                              HOUSING - 16.2%
NR        AAA        $  500   Knoxville Community
                              Development Corporation,
                              MFMR, Morningside Gardens,
                              (GNMA) 6.10%, 7/20/20              $   486,860
NR        A             750   Knoxville Community
                              Development Corporation,
                              MFMR, Clinton Towers,
                              6.65%, 10/15/10                        760,140
NR        A           1,645   Nashville and Davidson
                              County, MFMR, The Park at
                              Hermitage, 5.90%, 2/1/19             1,494,054
NR        A             800   Murfreesboro Housing
                              Authority, MFMR, Westbrooks
                              Towers Project, 5.875%,
                              7/15/10                                755,120
Aa        A+            500   TN HDA, Homeownership
                              Program, 6.80%, 7/1/17                 510,560
A1        A+          2,000   TN HDA, Mortgage Finance
                              Program, 5.85%, 7/1/13               1,973,680
A1        A+          2,000   TN HDA, Mortgage Finance
                              Program, 5.95%, 7/1/28               1,938,180
Aa        AA          1,500   TN HDA, Homeownership
                              Program, (AMT), 5.75%,
                              7/1/24                               1,394,550
                                                                 -----------
                                                                 $ 9,313,144
                                                                 -----------
                              INDUSTRIAL DEVELOPMENT
                              REVENUE - 16.0%
Aa2       AA         $1,000   City of Chattanooga, E.I.
                              du Pont de Nemours and
                              Company Project, 6.35%,
                              7/1/22                             $ 1,040,100
Aa2       AA          1,000   Humphreys County, E.I. du
                              Pont de Nemours and Company
                              Project, 6.70%, 5/1/24               1,056,030
Aa2       AA          2,000   Loudon County,
                              Kimberly-Clark Corporation
                              Project, (AMT), 6.20%,
                              2/1/23 (2)                           2,006,900
Baa1      BBB         1,750   Maury County, Saturn
                              Corporation Project, 6.50%,
                              9/1/24                               1,796,970
Baa1      BBB           250   McMinn County, Calhoun
                              Newsprint Company, Bowater
                              Incorporated Obligor,
                              (AMT), 7.40%, 12/1/22                  264,340
Baa3      BBB         1,500   Memphis-Shelby County
                              Airport Authority, Federal
                              Express Corporation, 6.75%,
                              9/1/12                               1,562,475
Baa3      BBB         1,000   Memphis-Shelby County
                              Airport Authority, Federal
                              Express Corporation, (AMT),
                              6.20%, 7/1/14                        1,005,000
NR        BBB+          500   Nashville and Davidson
                              County, Osco Treatment
                              Systems, (AMT), 6.00%,
                              5/1/03                                 499,040
                                                                 -----------
                                                                 $ 9,230,855
                                                                 -----------
                              INSURED GENERAL OBLIGATION - 0.5%
Aaa       AAA        $  300   Puerto Rico, (AMBAC),
                              Variable, 7/1/15 (1)               $   303,510
                                                                 -----------
                              INSURED HOUSING - 1.8%
Aaa       AAA        $1,000   Knox County, SCA Realty
                              Multifamily Mortgage
                              Receipts, (FSA), 7.125%,
                              1/1/30 (2)                         $ 1,069,290
                                                                 -----------
                              INSURED HOSPITAL - 21.9%
Aaa       AAA        $  500   City of Bristol, Bristol
                              Memorial Hospital, (FGIC),
                              6.75%, 9/1/10                      $   552,955
Aaa       AAA         2,000   City of Bristol, Bristol
                              Memorial Hospital, (FGIC),
                              5.125%, 9/1/13                       1,839,980
Aaa       AAA         1,500   Chattanooga-Hamilton
                              County, Erlanger Medical
                              Center, (FSA), 5.625%,
                              10/1/18                              1,442,805
Aaa       AAA           250   City of Chattanooga,
                              Memorial Hospital Project,
                              (MBIA), 6.625%, 9/1/09                 276,158
Aaa       AAA         1,000   City of Johnson, Johnson
                              City Medical Center,
                              (MBIA), 5.00%, 7/1/13                  906,620
Aaa       AAA         1,500   City of Johnson, Johnson
                              City Medical Center,
                              (MBIA), 5.25%, 7/1/16                1,377,135
Aaa       AAA         1,000   Knox County, Mercy Health
                              System, (AMBAC), 6.00%,
                              9/1/19 (2)                           1,004,450
Aaa       AAA         2,000   Knox County, Fort Sanders
                              Alliance Obligated Group,
                              (MBIA), 5.25%, 1/1/23                1,802,000

                                    -------

--------------------------------------------------------------------------------
                       TAX-EXEMPT INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------

     RATINGS
   (UNAUDITED)
-----------------   PRINCIPAL
                     AMOUNT
         STANDARD     (000
MOODY'S  & POOR'S   OMITTED)           SECURITY                  VALUE
-------------------------------------------------------------------------
                              INSURED HOSPITAL - (CONTINUED)
Aaa       AAA         1,500   Shelby County, LeBonheur
                              Children's Medical Center,
                              Inc., (MBIA), 5.50%,
                              8/15/12                           1,436,204
Aaa       AAA         2,000   Sullivan County, Holston
                              Valley Health Care Inc.,
                              (MBIA), 5.75%, 2/15/13 (2)        1,980,380
                                                              -----------
                                                              $12,618,687
                                                              -----------
                              INSURED SPECIAL TAX - 1.9%
Aaa       AAA        $1,000   City of Johnson, School
                              Sales Tax Revenue, (AMBAC),
                              6.70%, 5/1/21                   $ 1,070,690
                                                              -----------
                              INSURED TRANSPORTATION - 4.4%
Aaa       AAA        $1,500   Memphis-Shelby County
                              Airport Authority, (MBIA),
                              5.65%, 9/1/15                   $ 1,468,350
Aaa       AAA         1,000   Memphis-Shelby County
                              Airport Authority, (MBIA),
                              (AMT), 6.50%, 2/15/09             1,080,230
                                                              -----------
                                                              $ 2,548,580
                                                              -----------
                              INSURED UTILITIES - 2.4%
Aaa       AAA        $1,000   Madison County Suburban
                              Utility District, (MBIA),
                              5.00%, 2/1/19                   $   905,310
Aaa       AAA           400   Puerto Rico Electric Power
                              Authority, (FSA), Variable,
                              7/1/03 (1)                          446,644
                                                              -----------
                                                              $ 1,351,954
                                                              -----------
                              INSURED WATER & SEWER - 4.8%
Aaa       AAA        $  500   Roane and Morgan Counties,
                              Cumberland Utility
                              District, Waterworks
                              Revenue, (MBIA), 5.90%,
                              1/1/23                          $   499,950
Aaa       AAA         1,000   Nashville and Davidson
                              Counties, Water and Sewer
                              Revenue, (AMBAC), 5.75%,
                              1/1/15                              989,560
Aaa       AAA           350   Nashville and Davidson
                              Counties, Water and Sewer
                              Revenue, (AMBAC), Variable,
                              1/1/22 (1)                          358,740
Aaa       AAA         1,000   Nashville and Davidson
                              Counties, Water and Sewer
                              Revenue, (FGIC), 5.20%,
                              1/1/13                              935,930
                                                              -----------
                                                              $ 2,784,180
                                                              -----------
                              CERTIFICATE OF
                              PARTICIPATION - 0.9%
A         NR         $  500   Wilson County Educational
                              Facilities Corporation,
                              6.125%, 6/30/10                 $   508,050
                                                              -----------
                              POOLED LOANS - 6.7%
A         AA-        $  700   Tennessee Local Development
                              Authority, State Loan
                              Program, 5.00%, 3/1/15          $   637,406
A         AA-         2,000   Tennessee Local Development
                              Authority, State Loan
                              Program, 5.75%, 3/1/11            2,004,320
NR        A-          1,200   Tennessee Local Development
                              Authority, Community
                              Provider Pooled Loan
                              Program, 6.55%, 10/1/23           1,227,420
                                                              -----------
                                                              $ 3,869,146
                                                              -----------
                              NURSING HOMES - 1.8%
NR        A+         $1,000   Tennessee State Veterans'
                              Homes Board, Humboldt
                              Project, 6.65%, 2/1/14          $ 1,025,410
                                                              -----------
                              TRANSPORTATION - 1.7%
NR        BBB        $1,000   Guam Airport Authority,
                              6.70%, 10/1/23                  $ 1,007,200
                                                              -----------
                              UTILITIES - 4.4%
NR        NR         $1,000   Scott and Morgan Counties,
                              Citizens Gas Utility
                              District, 6.00%, 1/1/13         $   959,390
Aa        AA          1,000   Nashville and Davidson
                              Counties, Electric System
                              Revenue, 6.00%, 5/15/17           1,013,400
Baa1      A-            500   Puerto Rico Electric Power
                              Authority, 5.00%, 7/1/12            452,865
Baa1      A-            100   Puerto Rico Electric Power
                              Authority, 7.00%, 7/1/21            110,518
                                                              -----------
                                                              $ 2,536,173
                                                              -----------
                              WATER & SEWER - 2.2%
NR        BBB+       $  250   Hamilton County, Eastside
                              Utility District, 6.50%,
                              11/1/05                         $   263,208
NR        BBB+          250   Hamilton County, Eastside
                              Utility District, 6.75%,
                              11/1/11                             260,455
A1        A             750   Davidson and Williamson
                              Counties, Harpeth Valley
                              Utility District, 5.50,
                              9/1/11                              722,212
                                                              -----------
                                                              $ 1,245,875
                                                              -----------
                              TOTAL TAX-EXEMPT
                              INVESTMENTS
                              (IDENTIFIED COST,
                              $57,120,750)                    $57,649,738
                                                              ===========

(1) The above designated securities have been issued as inverse floater bonds.
(2) Security has been segregated to cover margin requirements for open financial futures contracts.

The Portfolio invests primarily in debt securities issued by Tennessee municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at August 31, 1995, 37.7% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage by financial institution ranged from 0.8% to 20.3% of total investments.

                       See notes to financial statements

                                    -------
                          Virginia Tax Free Portfolio
                   Portfolio of Investments - August 31, 1995
--------------------------------------------------------------------------------
                         TAX-EXEMPT INVESTMENTS - 100%
--------------------------------------------------------------------------------

     RATINGS
   (UNAUDITED)
-----------------   PRINCIPAL
                     AMOUNT
         STANDARD     (000
MOODY'S  & POOR'S   OMITTED)           SECURITY              VALUE
----------------------------------------------------------------------
                              EDUCATION - 10.1%
NR        A          $2,000   Lynchburgh, IDA, Randolph-
                              Macon Woman's College,
                              5.875%, 9/1/23              $  1,945,140
Baa1      NR          2,220   Rockingham County, IDA,
                              Bridgewater College,
                              5.95%, 10/1/13                 2,120,633
NR        A-          1,570   Virginia College Building
                              Authority, Hampden-Sydney
                              College, 6.60%, 9/1/16         1,631,073
NR        A+            400   Virginia College Building
                              Authority, Hampton
                              University, 6.50%, 4/1/08        421,988
NR        A+          1,000   Virginia College Building
                              Authority, Hampton
                              University, 5.75%, 4/1/14        962,440
NR        BBB-        1,150   Virginia College Building
                              Authority, Marymount
                              University, 7.00%, 7/1/12      1,203,694
NR        BBB-        2,200   Virginia College Building
                              Authority, Marymount
                              University, 7.00%, 7/1/22      2,287,626
Aa        AA          1,500   Virginia College Building
                              Authority, Washington and
                              Lee University, 5.80%,
                              1/1/24                         1,491,585
A         NR          1,350   Virginia Education Loan
                              Authority, (AMT), 6.15%,
                              9/1/09                         1,336,271
Aaa       NR          5,650   Virginia Education Loan
                              Authority, (AMT), 5.55%,
                              9/1/10                         5,422,417
                                                          ------------
                                                          $ 18,822,867
                                                          ------------
                              ESCROWED - 1.9%
Aaa       NR         $1,000   Arlington, IDA, Arlington
                              Hospital, 7.125%, 9/1/21    $  1,154,580
A         NR            500   Augusta, IDA, Augusta
                              Hospital, 7.00%, 9/1/21          572,615
NR        A+          1,700   Virginia Beach, Virginia
                              Water and Sewer System,
                              6.625%, 2/01/17                1,914,353
                                                          ------------
                                                          $  3,641,548
                                                          ------------
                              GENERAL OBLIGATIONS - 5.6%
Aaa       AAA        $1,000   Fairfax County, 5.625%,
                              6/1/14                      $    985,670
Baa1      A             350   Puerto Rico, 0.00%, 7/1/04       218,953
A1        AA            500   Richmond, 6.25%, 1/5/18          509,085
A1        AA          2,000   Richmond, 6.25%, 1/15/21       2,024,460
Aa        AA          1,000   Roanoke County, 5.00%,
                              6/01/21                          881,520
Aa        AA          1,500   Virginia Public School
                              Authority, 6.50%, 8/1/12       1,571,505
NR        NR          4,000   Virgin Island, 7.25%,
                              10/1/18                        4,200,080
                                                          ------------
                                                          $ 10,391,273
                                                          ------------
                              HEALTH CARE - 0.2%
NR        NR         $  365   Covington-Allegheny
                              County, IDA, Beverly
                              Enterprises, 9.375%,
                              9/1/01                      $    412,304
                                                          ------------
                              HOSPITALS - 16.7%
A         NR         $1,100   Albermarle County, IDA,
                              Martha Jefferson Hospital,
                              5.50%, 10/1/15              $  1,024,133
A         NR          3,800   Albermarle County, IDA,
                              Martha Jefferson Hospital,
                              5.50%, 10/1/20                 3,463,586
A         NR            380   Chesapeake Hospital,
                              Chesapeake General
                              Hospital,
                              7.60%, 7/1/00                    417,057
Aa        AA-         2,910   Fairfax, IDA, Inova Health
                              System Hospitals, 5.00%,
                              8/15/14                        2,580,122
Aa        AA-         2,000   Fairfax, IDA, Inova Health
                              System Hospitals, 5.00%,
                              8/15/15                        1,756,440
A         A           1,250   Martinsville, IDA,
                              Memorial Hospital of
                              Martinsville and Henry
                              County, 7.00%, 1/1/06          1,317,113
NR        A-          2,000   Medical College of Hampton
                              Roads, GO, 6.875%,
                              11/15/11                       2,117,000
Aa        AA          1,000   Norfolk, IDA, Sentara
                              Health System, 5.50%,
                              11/01/17                         941,400
Aa        AA          3,000   Norfolk, IDA, Sentara
                              Health System, 5.00%,
                              11/1/20                        2,612,760
Aa        AA          2,250   Norfolk, IDA, Sentara
                              Health System, 6.50%,
                              11/1/13                        2,377,823
Aa        AA-         3,500   Peninsula Ports Authority
                              of Virginia, Riverside
                              Health System, 6.625%,
                              7/1/10                         3,679,550
A         NR          1,200   Prince William County,
                              IDA, Prince William
                              Hospital, 5.25%, 4/1/19        1,030,548
A         NR          2,400   Prince William County,
                              IDA, Potomac Hospital,
                              6.85%, 10/1/25                 2,545,728
Aa        AA          4,000   Virginia Beach Development
                              Authority, Sentara Bayside
                              Hospital, 6.60%, 11/1/09       4,205,200
A         NR          1,060   Washington County, IDA,
                              Johnston Memorial
                              Hospital, 7.00%, 7/1/22        1,121,989
                                                          ------------
                                                          $ 31,190,449
                                                          ------------
                              HOUSING - 10.9%
NR        AAA        $1,250   Fairfax County
                              Redevelopment and Housing
                              Authority, MFMR, (FHA),
                              7.00%, 5/1/26               $  1,309,138
NR        AAA           200   Harrisonburg Redevelopment
                              and Housing Authority,
                              MFMR, (GNMA), 7.375%,
                              11/20/28                         210,291
Aa1       AA+         5,000   Virginia HDA, MFMR, 6.75%,
                              7/1/21                         5,065,950

                                    -------

--------------------------------------------------------------------------------
                       TAX-EXEMPT INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------

     RATINGS
   (UNAUDITED)
-----------------   PRINCIPAL
                     AMOUNT
         STANDARD     (000
MOODY'S  & POOR'S   OMITTED)           SECURITY                   VALUE
---------------------------------------------------------------------------
                              HOUSING - (CONTINUED)
Aa        AA+         3,500   Virginia HDA, MFMR, 7.05%,
                              5/1/18                              3,663,170
Aa1       A+          2,350   Virginia HDA, SFMR, 7.10%,
                              1/1/17                              2,463,811
Aa1       NR          2,500   Virginia HDA, SFMR, 6.85%,
                              1/1/15                              2,589,325
Aa1       A+          3,000   Virginia HDA, SFMR, 7.10%,
                              1/1/22                              3,135,450
Aa        NR          1,900   Virginia HDA, SFMR,
                              Variable, 7/1/04 (1)                1,916,359
                                                               ------------
                                                               $ 20,353,494
                                                               ------------
                              INDUSTRIAL DEVELOPMENT
                              AUTHORITY - 7.5%
Aa        NR         $2,190   Chesapeake, IDA, Cargill
                              Inc., 5.875%, 3/1/13             $  2,200,643
A2        A+          1,000   Giles City, IDA, Hoechst
                              Celanese Corporation,
                              (AMT), 6.625%, 12/1/22              1,035,820
A1        A-          4,000   Isle of Wright County,
                              IDA, Union Camp
                              Corporation, (AMT), 6.55%,
                              4/1/24                              4,192,480
Baa3      BBB         5,520   West Point, IDA,
                              Chesapeake Corporation,
                              (AMT), 6.375%, 3/1/19               5,516,578
Baa3      BBB           980   West Point, IDA,
                              Chesapeake Corporation,
                              6.25%, 3/1/19                         981,480
                                                               ------------
                                                               $ 13,927,001
                                                               ------------
                              INSURED GENERAL
                              OBLIGATION - 0.9%
Aaa       AAA        $2,000   Loudon County, (MBIA),
                              5.25%, 1/1/30                    $  1,785,320
                                                               ------------
                              INSURED HEALTH CARE - 1.0%
Aaa       AAA        $2,000   Hanover County, Bonsecour
                              Health System, (MBIA),
                              5.50%, 8/15/25                   $  1,853,800
                                                               ------------
                              INSURED HOSPITALS - 7.6%
Aaa       AAA        $1,665   Arlington, IDA, The
                              Arlington Hospital,
                              (AMBAC), 5.00%, 9/1/21           $  1,421,960
Aaa       AAA         5,000   Augusta County, IDA,
                              Augusta Hospital
                              Corporation, (AMBAC),
                              5.125%, 9/1/21                      4,543,500
Aaa       AAA         3,000   Chesapeake Hospital
                              Authority, Chesapeake
                              General Hospital, (MBIA),
                              5.25%, 7/1/18                       2,739,390
Aaa       AAA         1,000   Norfolk, IDA, Children's
                              Hospital of the King's
                              Daughters Obligated Group,
                              (AMBAC), 5.50%, 6/1/20                934,650
Aaa       AAA         1,000   Roanoke, IDA, Franklin
                              Memorial Hospital and St.
                              Albans Psychiatric
                              Hospital (MBIA), 5.25%,
                              7/1/25                                896,350
Aaa       AAA         2,250   Virginia Beach, IDA,
                              Virginia Beach Memorial
                              Hospital, (AMBAC), 5.125%,
                              2/15/18                             2,034,495
Aaa       AAA         1,700   Winchester, IDA,
                              Winchester Medical Center,
                              (AMBAC), Variable, 1/1/08
                              (1)                                 1,667,836
                                                               ------------
                                                               $ 14,238,181
                                                               ------------
                              INSURED LEASE - 0.5%
Aaa       AAA        $1,000   Riverside Regional Jail
                              Authority, (MBIA), 6.00%,
                              7/1/25                           $    999,890
                                                               ------------
                              INSURED TRANSPORTATION - 5.4%
Aaa       AAA        $6,500   Metropolitan Washington
                              Airports Authority,
                              (MBIA), (AMT), 5.75%,
                              10/1/20                          $  6,233,500
Aaa       AAA         3,000   Northern Virginia
                              Transportation District
                              Commission, (CGIC), 5.25%,
                              7/1/10                              2,868,750
Aaa       AAA         1,000   Richmond Metropolitan
                              Authority Expressway,
                              (FGIC), 6.375%, 7/15/16             1,035,800
                                                               ------------
                                                               $ 10,138,050
                                                               ------------
                              INSURED WATER & SEWER - 2.8%
Aaa       AAA        $2,000   Loudon County Sanitation
                              Authority, (MBIA), 5.25%,
                              1/1/25                           $  1,809,240
Aaa       AAA         1,000   Norfolk Water, (AMBAC),
                              5.25%, 11/1/13                        937,610
Aaa       AAA         1,000   Roanoke County, Water and
                              Sewer, (FGIC), 5.00%,
                              7/1/21                                881,360
Aaa       AAA         1,750   Upper Occoquan Sewage
                              Authority, (FGIC), 5.00%,
                              7/1/15                              1,578,570
                                                               ------------
                                                               $  5,206,780
                                                               ------------
                              LEASE/CERTIFICATES OF
                              PARTICIPATION - 11.2%
Aa        AA         $4,250   Fairfax County Economic
                              Development Authority,
                              Lease, Government Center
                              Properties, 5.50%, 5/15/18       $  4,033,378
Aa        AA          1,750   Fairfax County Economic
                              Development Authority,
                              Lease, Government Center
                              Properties 5.25%, 11/15/18          1,605,030
Aa        AA          3,200   Fairfax County Economic
                              Development Authority,
                              Lease, Government Center
                              Properties 5.50%, 5/15/14           3,073,407
NR        A-          2,500   Hampton, Museum Revenue,
                              5.25%, 1/1/09                       2,389,025
A         NR          3,000   Harrisonburg Redevelopment
                              and Housing Authority,
                              Lease, Rockingham County
                              and Harrisonburg, 6.50%,
                              9/1/14                              3,089,640

                                    -------

--------------------------------------------------------------------------------
                       TAX-EXEMPT INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------

     RATINGS
   (UNAUDITED)
-----------------   PRINCIPAL
                     AMOUNT
         STANDARD     (000
MOODY'S  & POOR'S   OMITTED)           SECURITY               VALUE
-----------------------------------------------------------------------
                              LEASE/CERTIFICATES OF
                              PARTICIPATION - (CONTINUED)
Aa        AA          2,000   Henrico County, IDA,
                              Lease, 7.00%, 8/1/13            2,251,580
Aa        AA          2,250   Henrico County, IDA,
                              Lease, 7.125%, 8/1/21           2,545,043
NR        NR          1,250   King George County, Lease,
                              7.00%, 12/15/12                 1,299,025
NR        A             600   Prince William County,
                              IDA, Virginia Commuter
                              Parking Facilities Lease,
                              7.25%, 3/1/11                     677,484
                                                           ------------
                                                           $ 20,963,612
                                                           ------------
                              LIFE CARE - 1.1%
NR        NR         $2,000   Loudon County, IDA,
                              Falcons Landing, 8.75%,
                              11/01/24                     $  2,032,500
                                                           ------------
                              SOLID WASTE - 1.2%
A1        A+         $  915   Fairfax County Economic
                              Development Authority,
                              Ogden Martin Systems of
                              Fairfax Incorporated,
                              (AMT), 7.75%, 2/1/11         $  1,002,694
Baa1      A-          1,250   Southeastern Public
                              Service Authority, Solid
                              Waste Systems, 6.00%,
                              7/1/13                          1,208,750
                                                           ------------
                                                           $  2,211,444
                                                           ------------
                              SPECIAL TAX REVENUE - 6.9%
Baa1      A          $1,375   Puerto Rico Highway &
                              Transportation Authority,
                              5.50%, 7/1/19                $  1,283,370
Baa1      A           2,200   Puerto Rico Highway &
                              Transportation Authority,
                              5.25%, 7/1/20                   1,980,352
Baa1      A           1,000   Puerto Rico Highway &
                              Transportation Authority,
                              5.00%, 7/1/22                     863,810
Baa1      A           1,000   Puerto Rico Highway &
                              Transportation Authority,
                              5.50%, 7/1/15                     950,160
Aa        AA          1,000   Virginia State
                              Transportation Board
                              Revenue, Route 28,
                              Variable, 4/1/18 (1)            1,092,590
Aa        AA          2,800   Virginia State
                              Transportation Board
                              Revenue, US Route 28,
                              5.25%, 5/15/19                  2,565,724
Aa        AA          4,000   Virginia State
                              Transportation Board
                              Revenue, Route 28, 6.50%,
                              4/1/18                          4,156,640
                                                           ------------
                                                           $ 12,892,646
                                                           ------------

                              UTILITIES - 2.9%
Baa1      A-         $3,000   Puerto Rico Electric
                              Authority Power, 0.00%,
                              7/1/17                       $    793,290
Baa1      A-          1,000   Puerto Rico Electric
                              Authority Power, 6.00%,
                              7/1/14                            994,320
NR        NR          1,000   Virgin Islands Water and
                              Power Authority, 7.40%,
                              7/1/11                          1,047,510
A2        A           2,700   Louisa, IDA, Virginia
                              Electric and Power
                              Company, 5.45%, 1/1/24          2,488,320
                                                           ------------
                                                           $  5,323,440
                                                           ------------
                              WATER & SEWER REVENUE - 5.6%
Aa        AA-        $2,250   Fairfax County Virginia
                              Water Authority, 5.75%,
                              4/1/29                       $  2,194,380
Aa        AA-         1,000   Fairfax County Virginia
                              Water Authority, Variable,
                              4/1/29 (1)                        934,120
Aa        AA-         4,095   Fairfax County Virginia
                              Water Authority, 5.00%,
                              4/1/16                          3,650,037
NR        AA          2,000   Virginia Resource
                              Authority, Hopewell Waste
                              Water, (AMT), 6.00%,
                              10/1/25                         1,950,960
NR        AA          1,880   Virginia Resource
                              Authority, Campbell
                              Utilities, 5.125%, 10/1/19      1,663,085
                                                           ------------
                                                           $ 10,392,582
                                                           ------------
                              TOTAL TAX-EXEMPT
                              INVESTMENTS
                              (IDENTIFIED COST,
                              $179,383,019)                $186,777,181
                                                           ============

(1) The above designated securities have been issued as inverse floater bonds.

The Portfolio invests primarily in debt securities issued by Virginia municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at August 31, 1995, 18.3% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage by financial institution ranged from 0.7% to 8.7% of total investments.

                       See notes to financial statements

                                    -------
                              Tax Free Portfolios
                              Financial Statements
                      STATEMENTS OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
                                August 31, 1995
--------------------------------------------------------------------------------

                                                           ALABAMA        ARKANSAS         GEORGIA         KENTUCKY
                                                          PORTFOLIO       PORTFOLIO       PORTFOLIO       PORTFOLIO
                                                         ------------    -----------     ------------    ------------
ASSETS:
  Investments --
     Identified cost                                     $112,610,415    $79,275,204     $115,913,957    $141,197,528
     Unrealized appreciation                                3,869,441      1,544,657        3,429,375       2,007,717
                                                         ------------    -----------     ------------    ------------
          Total investments, at value (Note 1A)          $116,479,856    $80,819,861     $119,343,332    $143,205,245
  Cash                                                            479            631        1,575,423         291,390
  Receivable for investments sold                           1,953,475        --               --              --
  Interest receivable                                       1,842,994      1,202,749        2,030,938       2,222,506
  Deferred organization expenses (Note 1D)                      3,759          5,177            5,511           3,157
                                                         ------------    -----------     ------------    ------------
          Total assets                                   $120,280,563    $82,028,418     $122,955,204    $145,722,298
                                                         ------------    -----------     ------------    ------------
LIABILITIES:
  Demand note payable (Note 5)                           $    103,000    $   444,000     $         --    $         --
  Payable for investments purchased                         1,625,182             --               --         370,873
  Payable for daily variation margin on open financial
     futures contracts (Note 1E)                               59,704         42,646               --          74,630
  Payable to affiliates --
     Trustees' fees                                             1,339          1,009            1,339           1,339
     Custodian fees                                             1,824          2,436            1,500           2,783
  Accrued expenses                                              3,461          3,325            3,698           4,047
                                                         ------------    -----------     ------------    ------------
          Total liabilities                              $  1,794,510    $   493,416     $      6,537    $    453,672
                                                         ------------    -----------     ------------    ------------
NET ASSETS applicable to investors' interest in
  Portfolio                                              $118,486,053    $81,535,002     $122,948,667    $145,268,626
                                                         ============    ===========     ============    ============
SOURCES OF NET ASSETS:
  Net proceeds from capital contributions and
     withdrawals                                         $114,679,646    $80,035,368     $119,519,292    $143,339,700
  Unrealized appreciation of investments and financial
     futures contracts (computed on the basis of
     identified cost)                                       3,806,407      1,499,634        3,429,375       1,928,926
                                                         ------------    -----------     ------------    ------------
          Total                                          $118,486,053    $81,535,002     $122,948,667    $145,268,626
                                                         ============    ===========     ============    ============

                       See notes to financial statements

                                    -------

                      STATEMENTS OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
                                August 31, 1995
--------------------------------------------------------------------------------

                                                      LOUISIANA        MARYLAND        MISSOURI        NORTH CAROLINA
                                                      PORTFOLIO       PORTFOLIO        PORTFOLIO         PORTFOLIO
                                                     -----------     ------------     -----------      --------------
ASSETS:
  Investments --
     Identified cost                                 $33,349,873     $112,178,823     $88,354,959      $183,382,988
     Unrealized appreciation                             260,911        1,972,898       3,275,460         7,281,157
                                                     -----------     ------------     -----------      ------------
          Total investments, at value (Note 1A)      $33,610,784     $114,151,721     $91,630,419      $190,664,145
  Cash                                                    47,590              732             358         1,453,646
  Receivable for investments sold                        --               --              866,873          --
  Interest receivable                                    659,890        1,517,519       1,190,249         3,059,961
  Deferred organization expenses (Note 1D)                 4,697            3,865           3,364             8,323
                                                     -----------     ------------     -----------      ------------
          Total assets                               $34,322,961     $115,673,837     $93,691,263      $195,186,075
                                                     -----------     ------------     -----------      ------------
LIABILITIES:
  Demand note payable (Note 5)                       $   --          $    603,000     $   524,000      $   --
  Payable for daily variation margin on open
     financial futures contracts (Note 1E)                11,875           59,704         --               --
  Payable to affiliates --
     Trustees' fees                                          275            1,339           1,009             1,779
     Custodian fees                                          500            1,974           1,978             1,500
  Accrued expenses                                         1,632            3,644           2,173             4,072
                                                     -----------     ------------     -----------      ------------
          Total liabilities                          $    14,282     $    669,661     $   529,160      $      7,351
                                                     -----------     ------------     -----------      ------------
NET ASSETS applicable to investors' interest in
  Portfolio                                          $34,308,679     $115,004,176     $93,162,103      $195,178,724
                                                     ===========     ============    ============      ============
SOURCES OF NET ASSETS:
  Net proceeds from capital contributions and
     withdrawals                                     $34,063,019     $113,094,311     $89,886,643      $187,897,567
  Unrealized appreciation of investments and
     financial futures
     contracts (computed on the basis of
     identified cost)                                    245,660        1,909,865       3,275,460         7,281,157
                                                     -----------     ------------     -----------      ------------
          Total                                      $34,308,679     $115,004,176     $93,162,103      $195,178,724
                                                     ===========     ============     ===========      ============

                       See notes to financial statements

                                    -------

                      STATEMENTS OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
                                August 31, 1995
--------------------------------------------------------------------------------

                                                       OREGON        SOUTH CAROLINA      TENNESSEE        VIRGINIA
                                                     PORTFOLIO         PORTFOLIO         PORTFOLIO       PORTFOLIO
                                                    ------------     --------------     -----------     ------------
ASSETS:
  Investments --
     Identified cost                                $143,369,782      $ 60,604,156      $57,120,750     $179,383,019
     Unrealized appreciation                           2,649,369         2,344,111          528,988        7,394,162
                                                    ------------      ------------      -----------     ------------
          Total investments, at value (Note 1A)     $146,019,151      $ 62,948,267      $57,649,738     $186,777,181
  Cash                                                   414,837           922,554              611              644
  Receivable for investments sold                        --                250,069          349,174        3,747,425
  Interest receivable                                  2,002,597           901,959          930,255        3,441,666
  Deferred organization expenses (Note 1D)                 5,037             4,978            5,807            6,791
                                                    ------------      ------------      -----------     ------------
          Total assets                              $148,441,622      $ 65,027,827      $58,935,585     $193,973,707
                                                    ------------      ------------      -----------     ------------
LIABILITIES:
  Due to Bank                                       $    --           $   --            $   230,000     $    --
  Demand note payable (Note 5)                           --               --                --               795,000
  Payable for investments purchased                    2,012,175           737,459          --             1,423,116
  Payable for when issued securities (Note 1F)           --              2,872,768          --               --
  Payable for daily variation margin on open
     financial futures contracts (Note 1E)                32,063          --                 28,500          --
  Payable to affiliates --
     Trustees' fees                                        1,339             1,009            1,009            1,779
     Custodian fees                                        3,011             1,770            1,000            1,500
  Accrued expenses                                         2,113             3,153            1,773            4,390
                                                    ------------      ------------      -----------     ------------
          Total liabilities                         $  2,050,701      $  3,616,159      $   262,282     $  2,225,785
                                                    ------------      ------------      -----------     ------------
NET ASSETS applicable to investors' interest in
  Portfolio                                         $146,390,921      $ 61,411,668      $58,673,303     $191,747,922
                                                    ============      ============      ===========     ============
SOURCES OF NET ASSETS:
  Net proceeds from capital contributions and
     withdrawals                                    $143,780,409      $ 59,067,557      $58,178,854     $184,353,760
  Unrealized appreciation of investments and
     financial futures contracts (computed on the
     basis of
     identified cost)                                  2,610,512         2,344,111          494,449        7,394,162
                                                    ------------      ------------      -----------     ------------
          Total                                     $146,390,921      $ 61,411,668      $58,673,303     $191,747,922
                                                    ============      ============      ===========     ============

                       See notes to financial statements

                                    -------

                            STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------
                           Year Ended August 31, 1995
--------------------------------------------------------------------------------

                                                               ALABAMA       ARKANSAS         GEORGIA       KENTUCKY
                                                              PORTFOLIO      PORTFOLIO       PORTFOLIO      PORTFOLIO
                                                             -----------    -----------     -----------    -----------
INVESTMENT INCOME:
  Interest income (Note 1B)                                  $ 7,218,221    $ 4,986,371     $ 7,872,386    $ 8,874,638
                                                             -----------    -----------     -----------    -----------
  Expenses --
     Investment adviser fee (Note 2)                         $   466,320    $   296,231     $   521,159    $   595,483
     Compensation of Trustees not members of the
       Investment Adviser's organization (Note 2)                  9,218          6,366           8,154          8,932
     Custodian fee (Note 2)                                       16,491         23,999           1,500         35,132
     Legal and accounting services                                21,471         19,471          21,476         21,478
     Amortization of organization expenses (Note 1D)               1,569          1,504           2,194          1,332
     Miscellaneous                                                26,725         24,449          26,661         32,366
                                                             -----------    -----------     -----------    -----------
       Total expenses                                        $   541,794    $   372,020     $   581,144    $   694,723
                                                             -----------    -----------     -----------    -----------
            Net investment income                            $ 6,676,427    $ 4,614,351     $ 7,291,242    $ 8,179,915
                                                             -----------    -----------     -----------    -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized loss --
     Investment transactions (identified cost basis)         $(1,890,084)   $(1,454,374)    $(4,616,970)   $  (885,272)
     Financial futures contracts                              (1,483,364)    (1,063,446)     (2,695,409)    (1,829,860)
                                                             -----------    -----------     -----------    -----------
          Net realized loss on investments                   $(3,373,448)   $(2,517,820)    $(7,312,379)   $(2,715,132)
                                                             -----------    -----------     -----------    -----------
  Change in unrealized appreciation (depreciation) --
     Investments                                             $ 5,912,494    $ 3,484,695     $ 6,554,692    $ 4,974,832
     Financial futures contracts                                 (28,264)       (20,556)        124,961        (32,432)
                                                             -----------    -----------     -----------    -----------
          Net unrealized appreciation                        $ 5,884,230    $ 3,464,139     $ 6,679,653    $ 4,942,400
                                                             -----------    -----------     -----------    -----------
            Net realized and unrealized gain (loss) on
               investments                                   $ 2,510,782    $   946,319     $  (632,726)   $ 2,227,268
                                                             -----------    -----------     -----------    -----------
               Net increase in net assets from operations    $ 9,187,209    $ 5,560,670     $ 6,658,516    $10,407,183
                                                             ===========    ===========     ===========    ===========

                       See notes to financial statements

                                    -------

                            STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------
                           Year Ended August 31, 1995
--------------------------------------------------------------------------------

                                                        LOUISIANA       MARYLAND        MISSOURI       NORTH CAROLINA
                                                        PORTFOLIO       PORTFOLIO       PORTFOLIO        PORTFOLIO
                                                       -----------     -----------     -----------     --------------
INVESTMENT INCOME:
  Interest income (Note 1B)                            $ 2,046,922     $ 7,192,618     $ 5,770,761      $ 12,179,577
                                                       -----------     -----------     -----------     --------------
  Expenses --
     Investment adviser fee (Note 2)                   $    73,471     $   459,907     $   353,176      $    851,448
     Compensation of Trustees not members of the
       Investment Adviser's organization (Note 2)            1,618           8,154           5,709            10,743
     Custodian fee (Note 2)                                    975          16,357          35,917             1,500
     Interest expense (Note 5)                               6,263              --          13,828                --
     Legal and accounting services                          15,814          21,471          19,565            26,148
     Bond pricing                                            6,060              --              --                --
     Amortization of organization expenses (Note 1D)         1,355           1,518           1,405             3,365
     Miscellaneous                                           1,842          25,883          14,442            35,974
                                                       -----------     -----------     -----------     --------------
       Total expenses                                  $   107,398     $   533,290     $   444,042      $    929,178
  Deduct reduction of investment adviser fee
   (Note  2)                                                36,188              --              --                --
                                                       -----------     -----------     -----------     --------------
          Net expenses                                 $    71,210     $   533,290     $   444,042      $    929,178
                                                       -----------     -----------     -----------     --------------
            Net investment income                      $ 1,975,712     $ 6,659,328     $ 5,326,719      $ 11,250,399
                                                       -----------     -----------     -----------     --------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized loss --
     Investment transactions (identified cost basis)   $  (705,098)    $(1,843,753)    $(2,564,654)     $ (4,108,823)
     Financial futures contracts                          (964,523)     (1,471,264)       (474,286)       (4,996,239)
                                                       -----------     -----------     -----------     --------------
          Net realized loss on investments             $(1,669,621)    $(3,315,017)    $(3,038,940)     $ (9,105,062)
                                                       -----------     -----------     -----------     --------------
  Change in unrealized appreciation
   (depreciation)  --
     Investments                                       $ 1,644,370     $ 4,940,542     $ 5,450,131      $  8,883,601
     Financial futures contracts                            19,876         (26,976)         21,133           176,415
                                                       -----------     -----------     -----------     --------------
          Net unrealized appreciation                  $ 1,664,246     $ 4,913,566     $ 5,471,264      $  9,060,016
                                                       -----------     -----------     -----------     --------------
            Net realized and unrealized gain (loss)
               on investments                          $    (5,375)    $ 1,598,549     $ 2,432,324      $    (45,046)
                                                       -----------     -----------     -----------     --------------
               Net increase in net assets from
                 operations                            $ 1,970,337     $ 8,257,877     $ 7,759,043      $ 11,205,353
                                                       ===========     ===========     ===========     =============

                       See notes to financial statements

                                    -------

                            STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------
                           Year Ended August 31, 1995
--------------------------------------------------------------------------------

                                                        OREGON        SOUTH CAROLINA      TENNESSEE       VIRGINIA
                                                       PORTFOLIO        PORTFOLIO         PORTFOLIO       PORTFOLIO
                                                      -----------     --------------     -----------     -----------
INVESTMENT INCOME:
  Interest income (Note 1B)                           $ 8,920,231      $  3,791,815      $ 3,518,306     $11,988,135
                                                      -----------     --------------     -----------     -----------
  Expenses --
     Investment adviser fee (Note 2)                  $   609,837      $    198,498      $   177,788     $   834,074
     Compensation of Trustees not members of the
       Investment Adviser's organization (Note 2)           8,155             6,212            7,096          10,743
     Custodian fee (Note 2)                                56,584            16,809           13,033           1,500
     Legal and accounting services                         21,580            19,464           19,554          26,931
     Amortization of organization expenses (Note
       1D)                                                  2,091             1,442            2,358           2,763
     Miscellaneous                                         35,210            23,093           14,329          30,392
                                                      -----------     --------------     -----------     -----------
       Total expenses                                 $   733,457      $    265,518      $   234,158     $   906,403
                                                      -----------     --------------     -----------     -----------
            Net investment income                     $ 8,186,774      $  3,526,297      $ 3,284,148     $11,081,732
                                                      -----------     --------------     -----------     -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized loss --
     Investment transactions (identified cost
       basis)                                         $(3,335,521)     $ (2,946,871)     $(1,045,028)    $(3,901,492)
     Financial futures contracts                       (1,035,171)       (1,080,892)        (866,769)     (3,709,160)
                                                      -----------     --------------     -----------     -----------
          Net realized loss on investments            $(4,370,692)     $ (4,027,763)     $(1,911,797)    $(7,610,652)
                                                      -----------     --------------     -----------     -----------
  Change in unrealized appreciation
   (depreciation)  --
     Investments                                      $ 7,376,821      $  4,213,366      $ 2,650,662     $10,104,183
     Financial futures contracts                           (4,860)           53,292          (23,513)        175,497
                                                      -----------     --------------     -----------     -----------
          Net unrealized appreciation                 $ 7,371,961      $  4,266,658      $ 2,627,149     $10,279,680
                                                      -----------     --------------     -----------     -----------
            Net realized and unrealized gain on
               investments                            $ 3,001,269      $    238,895      $   715,352     $ 2,669,028
                                                      -----------     --------------     -----------     -----------
               Net increase in net assets from
                 operations                           $11,188,043      $  3,765,192      $ 3,999,500     $13,750,760
                                                      ===========      ============       ==========     ===========

                       See notes to financial statements

                                    -------

                      STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
                           Year Ended August 31, 1995
--------------------------------------------------------------------------------

                                                           ALABAMA         ARKANSAS         GEORGIA         KENTUCKY
                                                          PORTFOLIO       PORTFOLIO        PORTFOLIO       PORTFOLIO
                                                         ------------    ------------     ------------    ------------
INCREASE (DECREASE) IN NET ASSETS:
  From operations --
     Net investment income                               $  6,676,427    $  4,614,351     $  7,291,242    $  8,179,915
     Net realized loss on investment transactions          (3,373,448)     (2,517,820)      (7,312,379)     (2,715,132)
     Change in unrealized appreciation of investments       5,884,230       3,464,139        6,679,653       4,942,400
                                                         ------------    ------------     ------------    ------------
       Net increase in net assets from operations        $  9,187,209    $  5,560,670     $  6,658,516    $ 10,407,183
                                                         ------------    ------------     ------------    ------------
  Capital transactions --
     Contributions                                       $ 15,271,028    $  7,773,910     $ 12,224,959    $ 13,579,954
     Withdrawals                                          (23,135,575)    (14,716,313)     (33,658,605)    (23,928,447)
                                                         ------------    ------------     ------------    ------------
       Decrease in net assets resulting from
          capital transactions                           $ (7,864,547)     (6,942,403)    $(21,433,646)   $(10,348,493)
                                                         ------------    ------------     ------------    ------------
            Net increase (decrease) in net assets        $  1,322,662    $ (1,381,733)    $(14,775,130)   $     58,690
NET ASSETS:
  At beginning of year                                    117,163,391      82,916,735      137,723,797     145,209,936
                                                         ------------    ------------     ------------    ------------
  At end of year                                         $118,486,053    $ 81,535,002     $122,948,667    $145,268,626
                                                         ============    ============     ============    ============

--------------------------------------------------------------------------------

                                                      LOUISIANA        MARYLAND        MISSOURI       NORTH CAROLINA
                                                      PORTFOLIO       PORTFOLIO        PORTFOLIO        PORTFOLIO
                                                     -----------     ------------     -----------     --------------
INCREASE (DECREASE) IN NET ASSETS:
  From operations --
     Net investment income                           $ 1,975,712     $  6,659,328     $ 5,326,719      $ 11,250,399
     Net realized loss on investment transactions     (1,669,621)      (3,315,017)     (3,038,940)       (9,105,062)
     Change in unrealized appreciation of
       investments                                     1,664,246        4,913,566       5,471,264         9,060,016
                                                     -----------     ------------     -----------     --------------
       Net increase in net assets from operations    $ 1,970,337     $  8,257,877     $ 7,759,043      $ 11,205,353
                                                     -----------     ------------     -----------     --------------
  Capital transactions --
     Contributions                                   $ 6,817,148     $ 14,770,279     $ 8,450,749      $ 18,834,488
     Withdrawals                                      (5,902,141)     (25,879,697)    (18,215,122)      (34,633,470)
                                                     -----------     ------------     -----------     --------------
       Increase (decrease) in net assets resulting
          from
          capital transactions                       $   915,007     $(11,109,418)    $(9,764,373)     $(15,798,982)
                                                     -----------     ------------     -----------     --------------
            Net increase (decrease) in net assets    $ 2,885,344     $ (2,851,541)    $(2,005,330)     $ (4,593,629)
NET ASSETS:
  At beginning of year                                31,423,335      117,855,717      95,167,433       199,772,353
                                                     -----------     ------------     -----------     --------------
  At end of year                                     $34,308,679     $115,004,176     $93,162,103      $195,178,724
                                                     ===========     ============     ===========      ============

                       See notes to financial statements

                                    -------

                      STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
                           Year Ended August 31, 1995
--------------------------------------------------------------------------------

                                                          OREGON       SOUTH CAROLINA     TENNESSEE       VIRGINIA
                                                        PORTFOLIO        PORTFOLIO        PORTFOLIO      PORTFOLIO
                                                       ------------    --------------    -----------    ------------
INCREASE (DECREASE) IN NET ASSETS:
  From operations --
     Net investment income                             $  8,186,774     $  3,526,297     $ 3,284,148    $ 11,081,732
     Net realized loss on investment transactions        (4,370,692)      (4,027,763)     (1,911,797)     (7,610,652)
     Change in unrealized appreciation of
       investments                                        7,371,961        4,266,658       2,627,149      10,279,680
                                                       ------------    --------------    -----------    ------------
       Net increase in net assets from operations      $ 11,188,043     $  3,765,192     $ 3,999,500    $ 13,750,760
                                                       ------------    --------------    -----------    ------------
  Capital transactions --
     Contributions                                     $ 12,298,876     $  9,608,721     $ 7,946,656    $ 24,173,920
     Withdrawals                                        (30,215,219)     (14,226,934)     (9,768,536)    (40,695,946)
                                                       ------------    --------------    -----------    ------------
       Decrease in net assets resulting from capital
          transactions                                 $(17,916,343)    $ (4,618,213)    $(1,821,880)   $(16,522,026)
                                                       ------------    --------------    -----------    ------------
            Net increase (decrease) in net assets      $ (6,728,300)    $   (853,021)    $ 2,177,620    $ (2,771,266)
NET ASSETS:
  At beginning of year                                  153,119,221       62,264,689      56,495,683     194,519,188
                                                       ------------    --------------    -----------    ------------
  At end of year                                       $146,390,921     $ 61,411,668     $58,673,303    $191,747,922
                                                       ============     ============     ===========    ============

                       See notes to financial statements

                                    -------

                      STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
                           Year Ended August 31, 1994
--------------------------------------------------------------------------------

                                                           ALABAMA        ARKANSAS         GEORGIA         KENTUCKY
                                                          PORTFOLIO*     PORTFOLIO**      PORTFOLIO*      PORTFOLIO*
                                                         ------------    -----------     ------------    ------------
INCREASE (DECREASE) IN NET ASSETS:
  From operations --
     Net investment income                               $  5,213,587    $2,555,613      $  6,604,249    $  6,772,813
     Net realized loss on investment transactions          (1,159,958)     (349,879 )      (1,311,944)        (59,807)
     Change in unrealized depreciation of investments      (6,819,050)   (5,522,249 )      (9,992,777)    (10,955,591)
                                                         ------------    -----------     ------------    ------------
       Net decrease in net assets from operations        $ (2,765,421)   $(3,316,515)    $ (4,700,472)   $ (4,242,585)
                                                         ------------    -----------     ------------    ------------
  Capital transactions --
     Contributions                                       $ 48,883,547    $90,005,753     $ 42,445,028    $ 44,883,326
     Withdrawals                                          (12,582,537)   (3,872,523 )     (19,332,141)    (13,367,045)
                                                         ------------    -----------     ------------    ------------
       Increase in net assets resulting from capital
          transactions                                   $ 36,301,010    $86,133,230     $ 23,112,887    $ 31,516,281
                                                         ------------    -----------     ------------    ------------
            Net increase in net assets                   $ 33,535,589    $82,816,715     $ 18,412,415    $ 27,273,696
NET ASSETS:
  At beginning of period                                   83,627,802       100,020       119,311,382     117,936,240
                                                         ------------    -----------     ------------    ------------
  At end of period                                       $117,163,391    $82,916,735     $137,723,797    $145,209,936
                                                         ============    ===========     ============    ============

*  For the eleven months ended August 31, 1994 (Note 7).
** For the seven months ended August 31, 1994.

                       See notes to financial statements

                                    -------

                      STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
                           Year Ended August 31, 1994
--------------------------------------------------------------------------------

                                                      LOUISIANA        MARYLAND        MISSOURI       NORTH CAROLINA
                                                     PORTFOLIO**      PORTFOLIO*      PORTFOLIO*        PORTFOLIO*
                                                     -----------     ------------     -----------     --------------
INCREASE (DECREASE) IN NET ASSETS:
  From operations --
     Net investment income                           $  976,696      $  5,460,165     $ 4,337,756      $  9,444,440
     Net realized loss on investment transactions      (259,364)         (590,974)        (14,916)       (3,785,407)
     Change in unrealized depreciation of
       investments                                   (2,361,484)       (9,137,805)     (7,434,028)      (12,662,593)
                                                     -----------     ------------     -----------     --------------
       Net decrease in net assets from operations    $(1,644,152)    $ (4,268,614)    $(3,111,188)     $ (7,003,560)
                                                     -----------     ------------     -----------     --------------
  Capital transactions --
     Contributions                                   $34,683,852     $ 38,617,526     $30,851,018      $ 52,654,042
     Withdrawals                                     (1,716,385)      (10,706,479)     (7,845,180)      (18,412,361)
                                                     -----------     ------------     -----------     --------------
       Increase in net assets resulting from
          capital transactions                       $32,967,467     $ 27,911,047     $23,005,838      $ 34,241,681
                                                     -----------     ------------     -----------     --------------
            Net increase in net assets               $31,323,315     $ 23,642,433     $19,894,650      $ 27,238,121
NET ASSETS:
  At beginning of period                                100,020        94,213,284      75,272,783       172,534,232
                                                     -----------     ------------     -----------     --------------
  At end of period                                   $31,423,335     $117,855,717     $95,167,433      $199,772,353
                                                     ===========     ============     ===========      ==============

--------------------------------------------------------------------------------

                                                          OREGON       SOUTH CAROLINA     TENNESSEE       VIRGINIA
                                                        PORTFOLIO*      PORTFOLIO**      PORTFOLIO*      PORTFOLIO*
                                                       ------------    --------------    -----------    ------------
INCREASE (DECREASE) IN NET ASSETS:
  From operations --
     Net investment income                             $  6,932,765     $  1,863,481     $ 2,453,518    $  9,556,570
     Net realized gain (loss) on investment
       transactions                                           4,146         (984,439)       (105,080)     (2,385,959)
     Change in unrealized depreciation of
       investments                                      (11,945,088)      (4,190,757)     (3,871,496)    (13,323,277)
                                                       ------------    --------------    -----------    ------------
       Net decrease in net assets from operations      $ (5,008,177)    $ (3,311,715)    $(1,523,058)   $ (6,152,666)
                                                       ------------    --------------    -----------    ------------
  Capital transactions --
     Contributions                                     $ 47,210,240     $ 72,540,601     $22,707,167    $ 47,023,229
     Withdrawals                                        (16,579,534)      (7,064,217)     (3,954,097)    (20,611,874)
                                                       ------------    --------------    -----------    ------------
       Increase in net assets resulting from capital
          transactions                                 $ 30,630,706     $ 65,476,384     $18,753,070    $ 26,411,355
                                                       ------------    --------------    -----------    ------------
            Net increase in net assets                 $ 25,622,529     $ 62,164,669     $17,230,012    $ 20,258,689
NET ASSETS:
  At beginning of period                                127,496,692          100,020      39,265,671     174,260,499
                                                       ------------    --------------    -----------    ------------
  At end of period                                     $153,119,221     $ 62,264,689     $56,495,683    $194,519,188
                                                       ============    ==============    ===========    ============

*  For the eleven months ended August 31, 1994 (Note 7).
** For the seven months ended August 31, 1994.

                       See notes to financial statements

                                    -------

                      STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
                         Year Ended September 30, 1993*
--------------------------------------------------------------------------------

                                                          ALABAMA         GEORGIA          KENTUCKY        MARYLAND
                                                         PORTFOLIO       PORTFOLIO        PORTFOLIO       PORTFOLIO
                                                        ------------    ------------     ------------    ------------
INCREASE (DECREASE) IN NET ASSETS:
  From operations --
     Net investment income                              $  2,179,903    $  3,313,669     $  3,277,040    $  2,481,633
     Net realized gain (loss) on investment
       transactions                                         (464,133)         73,591         (535,372)       (224,803)
     Change in unrealized appreciation of investments      3,994,097       5,637,256        6,325,963       5,066,445
                                                        ------------    ------------     ------------    ------------
       Net increase in net assets from operations       $  5,709,867    $  9,024,516     $  9,067,631    $  7,323,275
                                                        ------------    ------------     ------------    ------------
  Capital transactions --
     Contributions                                      $ 81,040,375    $116,822,592     $115,630,800    $ 94,448,256
     Withdrawals                                          (3,222,460)     (6,635,746)      (6,862,211)     (7,658,267)
                                                        ------------    ------------     ------------    ------------
       Increase in net assets resulting from capital
          transactions                                  $ 77,817,915    $110,186,846     $108,768,589    $ 86,789,989
                                                        ------------    ------------     ------------    ------------
            Net increase in net assets                  $ 83,527,782    $119,211,362     $117,836,220    $ 94,113,264
NET ASSETS:
  At beginning of period                                     100,020         100,020          100,020         100,020
                                                        ------------    ------------     ------------    ------------
  At end of period                                      $ 83,627,802    $119,311,382     $117,936,240    $ 94,213,284
                                                        ============    ============     ============    ============

--------------------------------------------------------------------------------

                                        MISSOURI       NORTH CAROLINA       OREGON         TENNESSEE        VIRGINIA
                                        PORTFOLIO        PORTFOLIO        PORTFOLIO        PORTFOLIO       PORTFOLIO
                                       -----------     --------------    ------------     ------------    ------------
INCREASE (DECREASE) IN NET ASSETS:
  From operations --
     Net investment income             $ 1,996,871      $  4,992,912     $  3,445,924     $    926,224    $  5,091,661
     Net realized gain (loss) on
       investment transactions            (201,650)         (495,879)       1,139,513          454,397        (192,625)
     Change in unrealized
       appreciation of investments       4,258,226         8,668,236        5,331,993        1,499,177       7,938,495
                                       -----------     --------------    ------------     ------------    ------------
       Net increase in net assets
          from operations              $ 6,053,447      $ 13,165,269     $  9,917,430     $  2,879,798    $ 12,837,531
                                       -----------     --------------    ------------     ------------    ------------
  Capital transactions --
     Contributions                     $71,730,941      $177,359,369     $142,413,151     $ 41,826,943    $170,140,465
     Withdrawals                        (2,611,625)      (18,090,426)     (24,933,909)      (5,541,090)     (8,817,517)
                                       -----------     --------------    ------------     ------------    ------------
       Increase in net assets
          resulting from capital
          transactions                 $69,119,316      $159,268,943     $117,479,242     $ 36,285,853    $161,322,948
                                       -----------     --------------    ------------     ------------    ------------
            Net increase in net
               assets                  $75,172,763      $172,434,212     $127,396,672     $ 39,165,651    $174,160,479
NET ASSETS:
  At beginning of period                   100,020           100,020          100,020          100,020         100,020
                                       -----------     --------------    ------------     ------------    ------------
  At end of period                     $75,272,783      $172,534,232     $127,496,692     $ 39,265,671    $174,260,499
                                       ===========     ==============    ============     ============    ============

* For the period from the start of business, February 1, 1993, to September 30, 1993.

                       See notes to financial statements

                                    -------

                               SUPPLEMENTARY DATA
--------------------------------------------------------------------------------

                                                         ALABAMA PORTFOLIO                ARKANSAS PORTFOLIO
                                                -----------------------------------     -----------------------
                                                            YEAR ENDED                        YEAR ENDED
                                                -----------------------------------     -----------------------
                                                AUGUST 31,   AUGUST 31,   SEPT. 30,     AUGUST 31,   AUGUST 31,
                                                   1995        1994*       1993**          1995       1994***
                                                ----------   ----------   ---------     ----------   ----------
RATIOS (As a percentage of average
  daily net assets)++:
  Net expenses                                      0.47%        0.44%+      0.25%+         0.46%        0.24%+
  Net investment income                             5.77%        5.37%+      5.52%+         5.69%        5.60%+
Portfolio Turnover                                    51%          26%         10%            23%          16%
NET ASSETS, end of period (000 omitted)          $118,486     $117,163     $83,628       $ 81,535     $ 82,917

++The operating expenses of the Portfolios may reflect a reduction of the investment adviser fee and an allocation of expenses to the Investment Adviser. Had such actions not been taken, the ratios would have been as follows:

RATIOS (As a percentage of average daily net assets):
  Expenses                                                                  0.35%+                       0.43%+
  Net investment income                                                     5.42%+                       5.41%+

--------------------------------------------------------------------------------

                                             GEORGIA PORTFOLIO                       KENTUCKY PORTFOLIO
                                    -----------------------------------     ------------------------------------
                                                YEAR ENDED                               YEAR ENDED
                                    -----------------------------------     ------------------------------------
                                    AUGUST 31,   AUGUST 31,   SEPT. 30,     AUGUST 31,   AUGUST 31,   SEPT. 30,
                                       1995        1994*       1993**          1995        1994*        1993**
                                    ----------   ----------   ---------     ----------   ----------   ----------
RATIOS (As a percentage of average
  daily net assets):
  Net expenses                          0.46%        0.44%+      0.40% +        0.49%        0.46%+       0.40%+
  Net investment income                 5.73%        5.37%+      5.37% +        5.75%        5.39%+       5.40%+
Portfolio Turnover                        48%          45%         35%            30%          21%          11%
NET ASSETS, end of period (000
  omitted)                           $122,949     $137,724    $119,311       $145,269     $145,210     $117,936

  + Annualized.
  * For the eleven months ended August 31, 1994 (Note 7).
 ** For the period from the start of business, February 1, 1993, to
    September 30, 1993.
*** For the seven months ended August 31, 1994.

                       See notes to financial statements

                                    -------

                               SUPPLEMENTARY DATA
--------------------------------------------------------------------------------

                                                    LOUISIANA PORTFOLIO             MARYLAND PORTFOLIO
                                                  -----------------------   -----------------------------------
                                                        YEAR ENDED                      YEAR ENDED
                                                  -----------------------   -----------------------------------
                                                  AUGUST 31,   AUGUST 31,   AUGUST 31,   AUGUST 31,   SEPT. 30,
                                                     1995       1994***        1995        1994*       1993**
                                                  ----------   ----------   ----------   ----------   ---------
RATIOS (As a percentage of average
  daily net assets)++:
  Net expenses                                        0.22%        0.14%+       0.47%        0.44%+      0.36%+
  Net investment income                               6.06%        5.86%+       5.79%        5.44%+      5.41%+
Portfolio Turnover                                      46%          21%          30%          41%         34%
NET ASSETS, end of period (000 omitted)            $ 34,309     $ 31,423     $115,004     $117,856     $94,213

++ The operating expenses of the Portfolios may reflect a reduction of the investment adviser fee and an allocation of expenses to the Investment Adviser. Had such actions not been taken, the ratios would have been as follows:

RATIOS (As a percentage of average net assets):
  Expenses                                            0.33%       0.33%+                                 0.38%+
  Net investment income                               5.95%       5.67%+                                 5.39%+

--------------------------------------------------------------------------------

                                              MISSOURI PORTFOLIO                 NORTH CAROLINA PORTFOLIO
                                      -----------------------------------   -----------------------------------
                                                  YEAR ENDED                            YEAR ENDED
                                      -----------------------------------   -----------------------------------
                                      AUGUST 31,   AUGUST 31,   SEPT. 30,   AUGUST 31,   AUGUST 31,   SEPT. 30,
                                         1995        1994*       1993**        1995        1994*       1993**
                                      ----------   ----------   ---------   ----------   ----------   ---------
RATIOS (As a percentage of average
  daily net assets):
  Net expenses                            0.48%        0.45%+      0.40%+       0.48%        0.46%+      0.43% +
  Net investment income                   5.76%        5.36%+      5.36%+       5.78%        5.40%+      5.43% +
Portfolio Turnover                          24%          28%          6%          33%          37%         21%
NET ASSETS, end of period (000
  omitted)                             $ 93,162     $ 95,167     $75,273     $195,179     $199,772    $172,534

  + Annualized.
  * For the eleven months ended August 31, 1994 (Note 7).
 ** For the period from the start of business, February 1, 1993, to
    September 30, 1993.
*** For the seven months ended August 31, 1994.

                       See notes to financial statements

                                    -------

                               SUPPLEMENTARY DATA
--------------------------------------------------------------------------------

                                                                                            SOUTH CAROLINA
                                                           OREGON PORTFOLIO                    PORTFOLIO
                                                  -----------------------------------   -----------------------
                                                              YEAR ENDED                      YEAR ENDED
                                                  -----------------------------------   -----------------------
                                                  AUGUST 31,   AUGUST 31,   SEPT. 30,   AUGUST 31,   AUGUST 31,
                                                     1995        1994*       1993**        1995       1994***
                                                  ----------   ----------   ---------   ----------   ----------
RATIOS (As a percentage of average
  daily net assets):
  Net expenses                                        0.50%        0.46%+      0.43% +      0.44%        0.37%+
  Net investment income                               5.60%        5.26%+      5.30% +      5.81%        5.47%+
Portfolio Turnover                                      22%          15%         32%          75%          23%
NET ASSETS, end of period (000 omitted)            $146,391     $153,119    $127,497     $ 61,412     $ 62,265

--------------------------------------------------------------------------------

                                              TENNESSEE PORTFOLIO                   VIRGINIA PORTFOLIO
                                      -----------------------------------   -----------------------------------
                                                  YEAR ENDED                            YEAR ENDED
                                      -----------------------------------   -----------------------------------
                                      AUGUST 31,   AUGUST 31,   SEPT. 30,   AUGUST 31,   AUGUST 31,   SEPT. 30,
                                         1995        1994*       1993**        1995        1994*       1993**
                                      ----------   ----------   ---------   ----------   ----------   ---------
RATIOS (As a percentage of average
  daily net assets)++:
  Net expenses                            0.41%        0.36%+      0.08%+       0.48%        0.46%+      0.43% +
  Net investment income                   5.81%        5.49%+      5.60%+       5.81%        5.49%+      5.49% +
Portfolio Turnover                          20%          10%         69%          38%          48%         29%
NET ASSETS, end of period (000
  omitted)                             $ 58,673     $ 56,496     $39,266     $191,748     $194,519    $174,260

++The operating expenses of the Portfolios may reflect a reduction of the investment adviser fee and an allocation of expenses to the Investment Adviser. Had such actions not been taken, the ratios would have been as follows:

RATIOS (As a percentage of average daily net assets):
  Expenses                                                       0.31%+
  Net investment income                                          5.37%+

  + Annualized.
  * For the eleven months ended August 31, 1994 (Note 7).
 ** For the period from the start of business, February 1, 1993, to
    September 30, 1993.
*** For the seven months ended August 31, 1994.

                       See notes to financial statements

                                    -------
                         Notes to Financial Statements
--------------------------------------------------------------------------------

(1) SIGNIFICANT ACCOUNTING POLICIES

Alabama Tax Free Portfolio (Alabama Portfolio), Arkansas Tax Free Portfolio (Arkansas Portfolio), Georgia Tax Free Portfolio (Georgia Portfolio), Kentucky Tax Free Portfolio (Kentucky Portfolio), Louisiana Tax Free Portfolio (Louisiana Portfolio), Maryland Tax Free Portfolio (Maryland Portfolio), Missouri Tax Free Portfolio (Missouri Portfolio), North Carolina Tax Free Portfolio (North Carolina Portfolio), Oregon Tax Free Portfolio (Oregon Portfolio), South Carolina Tax Free Portfolio (South Carolina Portfolio), Tennessee Tax Free Portfolio (Tennessee Portfolio) and Virginia Tax Free Portfolio (Virginia Portfolio), collectively the Portfolios, are registered under the Investment Company Act of 1940 as non-diversified open-end management investment companies which were organized as trusts under the laws of the State of New York on May 1, 1992. The Declarations of Trust permit the Trustees to issue interests in the Portfolios. The following is a summary of significant accounting policies of the Portfolios. The policies are in conformity with generally accepted accounting principles.

A. INVESTMENT VALUATIONS--Municipal bonds are normally valued on the basis of valuations furnished by a pricing service. Taxable obligations, if any, for which price quotations are readily available are normally valued at the mean between the latest bid and asked prices. Futures contracts listed on commodity exchanges are valued at closing settlement prices. Short-term obligations, maturing in sixty days or less, are valued at amortized cost, which approximates value. Investments for which valuations or market quotations are unavailable are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

B. INCOME--Interest income is determined on the basis of interest accrued, adjusted for amortization of premium or discount when required for federal income tax purposes.

C. INCOME TAXES--The Portfolios are treated as partnerships for Federal tax purposes. No provision is made by the Portfolios for federal or state taxes on any taxable income of the Portfolios because each investor in the Portfolio is ultimately responsible for the payment of any taxes. Since some of the Portfolios' investors are regulated investment companies that invest all or substantially all of their assets in the Portfolios, the Portfolios normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for their respective investors to satisfy them. The Portfolios will allocate at least annually among their respective investors each investor's distributive share of the Portfolios' net taxable (if any) and tax-exempt investment income, net realized capital gains, and any other items of income, gain, loss, deductions or credit. Interest income received by the Portfolios on investments in municipal bonds, which is excludable from gross income under the Internal Revenue Code, will retain its status as income exempt from federal income tax when allocated to each Portfolio's investors. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986, may be considered a tax preference item for investors.

D. DEFERRED ORGANIZATION EXPENSES--Costs incurred by a Portfolio in connection with its organization are being amortized on the straight-line basis over five years, beginning on the date each Portfolio commenced operations.

E. FINANCIAL FUTURES CONTRACTS--Upon the entering of a financial futures contract, a Portfolio is required to deposit ("initial margin") either in cash or securities an amount equal to a certain percentage of the purchase price indicated in the financial futures contract. Subsequent payments are made or received by a Portfolio ("margin maintenance") each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for book purposes as unrealized gains or losses by a Portfolio. A Portfolio's investment in financial futures contracts is designed only to hedge against anticipated future changes in interest rates. Should interest rates move unexpectedly, a Portfolio may not achieve the anticipated benefits of the financial futures contract and may realize a loss.

F. WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS--The Portfolios may engage in when-issued or delayed delivery transactions. The Portfolios record when-issued securities on trade date and maintain security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked-to-market daily and begin accruing interest on settlement date.

G. OTHER--Investment transactions are accounted for on a trade date basis.

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

                                    -------

--------------------------------------------------------------------------------

(2) INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The investment adviser fee is earned by Boston Management and Research (BMR), a wholly-owned subsidiary of Eaton Vance Management (EVM), as compensation for management and investment advisory services rendered to each Portfolio.

The fee is based upon a percentage of average daily net assets plus a percentage of gross income (i.e., income other than gains from the sale of securities).

For the year ended August 31, 1995, each Portfolio paid advisory fees as follows:

                                     PORTFOLIO                AMOUNT     EFFECTIVE RATE*
                         ---------------------------------   --------    ---------------
                         Alabama                             $466,320         0.40%
                         Arkansas                            296,231          0.37%
                         Georgia                             521,159          0.41%
                         Kentucky                            595,483          0.42%
                         Louisiana                            73,471          0.23%
                         Maryland                            459,907          0.40%
                         Missouri                            353,176          0.38%
                         North Carolina                      851,448          0.44%
                         Oregon                              609,837          0.42%
                         South Carolina                      198,498          0.33%
                         Tennessee                           177,788          0.31%
                         Virginia                            834,074          0.44%

* Advisory fees paid as a percentage of average daily net assets.

To enhance the net income of the Louisiana Portfolio, BMR made a partial reduction in its fee in the amount of $36,188 for the year ended August 31, 1995.

Except as to Trustees of the Portfolios who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Portfolios out of such investment adviser fee. Investors Bank & Trust Company (IBT), an affiliate of EVM and BMR, serves as custodian of the Portfolios. Pursuant to the custodian agreements, IBT receives a fee reduced by credits which are determined based on the average daily cash balances each Portfolio maintains with IBT. Certain of the officers and Trustees of the Portfolios are officers and directors/trustees of the above organizations. Trustees of the Portfolios that are not affiliated with the Investment Adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended August 31, 1995, no significant amounts have been deferred.
--------------------------------------------------------------------------------
(3) INVESTMENTS

Purchases and sales of investments, other than U.S. Government securities and short-term obligations, for the year ended August 31, 1995 were as follows:

                   ALABAMA PORTFOLIO        ARKANSAS PORTFOLIO        GEORGIA PORTFOLIO        KENTUCKY PORTFOLIO
                  -------------------    ------------------------    -------------------    ------------------------
Purchases             $57,406,180              $ 18,763,229              $59,548,573              $ 42,276,757
Sales                  61,142,289                21,156,422               74,913,164                47,472,754

                  LOUISIANA PORTFOLIO       MARYLAND PORTFOLIO       MISSOURI PORTFOLIO     NORTH CAROLINA PORTFOLIO
                  -------------------    ------------------------    -------------------    ------------------------
Purchases             $15,588,103              $ 33,410,454              $22,283,879              $ 63,087,915
Sales                  15,182,545                38,920,632               26,604,957                70,378,217

                   OREGON PORTFOLIO      SOUTH CAROLINA PORTFOLIO    TENNESSEE PORTFOLIO       VIRGINIA PORTFOLIO
                  -------------------    ------------------------    -------------------    ------------------------
Purchases             $31,234,927              $ 45,794,201              $12,215,128              $ 66,007,726
Sales                  39,597,788                45,177,886               10,940,645                73,486,977

                                    -------

--------------------------------------------------------------------------------

(4) FEDERAL INCOME TAX BASIS OF INVESTMENTS

The cost and unrealized appreciation (depreciation) in value of the investments owned by each Portfolio at August 31, 1995, as computed on a federal income tax basis, are as follows:

                                      ALABAMA                ARKANSAS              GEORGIA              KENTUCKY
                                     PORTFOLIO              PORTFOLIO             PORTFOLIO            PORTFOLIO
                                    ------------          ------------           -----------          ------------
Aggregate Cost                      $112,610,415          $ 79,275,204          $115,913,957          $141,197,528
                                    ------------          ------------          ------------          ------------
Gross unrealized
  appreciation                      $  4,365,636          $  2,221,739          $  3,989,210          $  4,126,437
Gross unrealized
  depreciation                           496,195               677,082               559,835             2,118,720
                                    ------------          ------------          ------------          ------------
     Net unrealized
       appreciation                 $  3,869,441          $  1,544,657          $  3,429,375          $  2,007,717
                                    ============          ============          ============          ============

                                     LOUISIANA               MARYLAND              MISSOURI           NORTH CAROLINA
                                     PORTFOLIO              PORTFOLIO             PORTFOLIO             PORTFOLIO
                                    ------------          ------------          ------------          --------------
Aggregate Cost                      $ 33,349,873          $112,178,823          $ 88,354,959          $183,382,988
                                    ------------          ------------          ------------          ------------
Gross unrealized
  appreciation                      $    705,823          $  3,928,104          $  3,711,528          $  8,278,474
Gross unrealized
  depreciation                           444,912             1,955,206               436,068               997,317
                                    ------------          ------------          ------------          ------------
     Net unrealized
       appreciation                 $    260,911          $  1,972,898          $  3,275,460          $  7,281,157
                                    ============          ============          ============          ============

                                       OREGON             SOUTH CAROLIN A         TENNESSEE             VIRGINIA
                                     PORTFOLIO              PORTFOLIO             PORTFOLIO            PORTFOLIO
                                    ------------          --------------        ------------         -------------
Aggregate Cost                      $143,369,782          $ 60,604,156          $ 57,120,750          $179,383,019
                                    ------------          ------------          ------------          ------------
Gross unrealized
  appreciation                      $  4,380,388          $  2,552,611          $  1,185,756          $  8,251,752
Gross unrealized
  depreciation                         1,731,019               208,500               656,768               857,590
                                    ------------          ------------          ------------          ------------
     Net unrealized
       appreciation                 $  2,649,369          $  2,344,111          $    528,988          $  7,394,162
                                    ============          ============          ============          ============

                                    -------
--------------------------------------------------------------------------------

(5) LINE OF CREDIT

The Portfolios participate with other portfolios and funds managed by BMR and EVM in a $120 million unsecured line of credit agreement with a bank. The line of credit consists of a $20 million committed facility and a $100 million discretionary facility. Each Portfolio may temporarily borrow up to 5% of its total assets to satisfy redemption requests or settle transactions. Interest is charged to each portfolio or fund based on its borrowings at an amount above either the bank's adjusted certificate of deposit rate, a variable adjusted certificate of deposit rate, or a federal funds effective rate. In addition, a fee computed at an annual rate of 1/4 of 1% on the $20 million committed facility and on the daily unused portion of the $100 million discretionary facility is allocated among the participating funds and portfolios at the end of each quarter. At August 31, 1995, the Alabama Portfolio, Arkansas Portfolio, Maryland Portfolio, Missouri Portfolio and Virginia Portfolio had balances outstanding pursuant to this line of credit of $103,000, $444,000, $603,000, $524,000 and $795,000, respectively. For the Louisiana Portfolio the average daily loan balance for the year ended August 31, 1995 was $526,873 and the average daily interest rate was 7.17%. The maximum borrowings during the year ended August 31, 1995 was $1,803,000. The Portfolios, exclusive of the Louisiana Portfolio, did not have any significant borrowings or allocated fees during the year ended August 31, 1995.

--------------------------------------------------------------------------------
(6) FINANCIAL INSTRUMENTS

The Portfolios regularly trade in financial instruments with off-balance sheet risk in the normal course of their investing activities to assist in managing exposure to various market risks. These financial instruments include written options and futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes.

The notional or contractual amounts of these instruments represent the investment a Portfolio has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

A summary of obligations under these financial instruments at August 31, 1995 is as follows:

                    FUTURES CONTRACTS                                               NET UNREALIZED
   PORTFOLIO         EXPIRATION DATE             CONTRACTS             POSITION      DEPRECIATION
----------------    -----------------     ------------------------     --------     --------------
Alabama                12/95              112 U.S. Treasury Bonds        Short         $ 63,034
Arkansas               12/95              120 U.S. Treasury Bonds        Short           45,023
Kentucky               12/95              140 U.S. Treasury Bonds        Short           78,791
Louisiana              12/95               20 U.S. Treasury Bonds        Short           15,251
Maryland               12/95              112 U.S. Treasury Bonds        Short           63,033
Oregon                 12/95               54 U.S. Treasury Bonds        Short           38,857
Tennessee              12/95               48 U.S. Treasury Bonds        Short           34,539

At August 31, 1995 each Portfolio had sufficient cash and/or securities to cover margin requirements on open futures contracts.

The Georgia Portfolio, Missouri Portfolio, North Carolina Portfolio, South Carolina Portfolio and Virginia Portfolio had no obligations outstanding at August 31, 1995.
--------------------------------------------------------------------------------
(7) CHANGE IN FISCAL YEAR

The Portfolios changed their fiscal year end from September 30, to August 31, effective August 31, 1994.

                                    -------
                          Independent Auditors' Report
--------------------------------------------------------------------------------
TO THE TRUSTEES AND INVESTORS OF:
  ALABAMA TAX FREE PORTFOLIO
  ARKANSAS TAX FREE PORTFOLIO
  GEORGIA TAX FREE PORTFOLIO
  KENTUCKY TAX FREE PORTFOLIO
  LOUISIANA TAX FREE PORTFOLIO
  MARYLAND TAX FREE PORTFOLIO
  MISSOURI TAX FREE PORTFOLIO
  NORTH CAROLINA TAX FREE PORTFOLIO
  OREGON TAX FREE PORTFOLIO
  SOUTH CAROLINA TAX FREE PORTFOLIO
  TENNESSEE TAX FREE PORTFOLIO
  VIRGINIA TAX FREE PORTFOLIO

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Alabama Tax Free Portfolio, Arkansas Tax Free Portfolio, Georgia Tax Free Portfolio, Kentucky Tax Free Portfolio, Louisiana Tax Free Portfolio, Maryland Tax Free Portfolio, Missouri Tax Free Portfolio, North Carolina Tax Free Portfolio, Oregon Tax Free Portfolio, South Carolina Tax Free Portfolio, Tennessee Tax Free Portfolio and Virginia Tax Free Portfolio as of August 31, 1995, and the related statements of operations for the year then ended, the statements of changes in net assets and the supplementary data for the years ended August 31, 1995 and 1994 and the year ended September 30, 1993. These financial statements and supplementary data are the responsibility of the Trusts' management. Our responsibility is to express an opinion on the financial statements and supplementary data based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at August 31, 1995, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and supplementary data present fairly, in all material respects, the financial position of Alabama Tax Free Portfolio, Arkansas Tax Free Portfolio, Georgia Tax Free Portfolio, Kentucky Tax Free Portfolio, Louisiana Tax Free Portfolio, Maryland Tax Free Portfolio, Missouri Tax Free Portfolio, North Carolina Tax Free Portfolio, Oregon Tax Free Portfolio, South Carolina Tax Free Portfolio, Tennessee Tax Free Portfolio and Virginia Tax Free Portfolio at August 31, 1995, the results of their operations, the changes in their net assets and their supplementary data for the respective stated periods in conformity with generally accepted accounting principles.

                                               DELOITTE & TOUCHE LLP

BOSTON, MASSACHUSETTS
SEPTEMBER 29, 1995

                                    -------
Investment Management

--------------------------------------------------------------------------------

FUNDS           OFFICERS                                  INDEPENDENT TRUSTEES
                THOMAS J. FETTER                          DONALD R. DWIGHT
                President                                 President, Dwight Partners, Inc.
                                                          Chairman, Newspapers of New
                JAMES B. HAWKES                           England, Inc.
                Vice President, Trustee
                                                          SAMUEL L. HAYES, III
                ROBERT B. MACINTOSH                       Jacob H. Schiff Professor of Investment
                Vice President                            Banking, Harvard University Graduate
                                                          School of Business Administration
                JAMES L. O'CONNOR
                Treasurer                                 NORTON H. REAMER
                                                          President and Director, United Asset
                THOMAS OTIS                               Management Corporation
                Secretary
                                                          JOHN L. THORNDIKE
                                                          Director, Fiduciary Company
                                                          Incorporated

                                                          JACK L. TREYNOR
                                                          Investment Adviser and Consultant

-------------------------------------------------------------------------------------------------

PORTFOLIOS      OFFICERS                                  INDEPENDENT TRUSTEES
                THOMAS J. FETTER                          DONALD R. DWIGHT
                President                                 President, Dwight Partners, Inc.
                                                          Chairman, Newspapers of New
                JAMES B. HAWKES                           England, Inc.
                Vice President, Trustee
                                                          SAMUEL L. HAYES, III
                ROBERT B. MACINTOSH                       Jacob H. Schiff Professor of Investment
                Vice President of Alabama, Arkansas,      Banking, Harvard University Graduate
                Georgia, Kentucky, Louisiana, Maryland,   School of Business Administration
                Missouri, North Carolina, Oregon, South
                Carolina, Tennessee and Virginia Tax      NORTON H. REAMER
                Free Portfolios                           President and Director, United Asset
                                                          Management Corporation
                NICOLE ANDERES
                Vice President and Portfolio Manager of   JOHN L. THORNDIKE
                Louisiana Tax Free Portfolio              Director, Fiduciary Company Incorporated

                TIMOTHY T. BROWSE                         JACK L. TREYNOR
                Vice President and Portfolio Manager of   Investment Adviser and Consultant

                Alabama, Arkansas, Kentucky and Maryland
                Tax Free Portfolios

                CYNTHIA J. CLEMSON
                Vice President and Portfolio Manager of
                Missouri, Oregon and Tennessee Tax Free
                Portfolios

                DAVID C. REILLY
                Vice President and Portfolio Manager of
                Georgia, North Carolina, South Carolina
                and Virginia Tax Free Portfolios


                                    -------
--------------------------------------------------------------------------------

PORTFOLIO INVESTMENT ADVISER
Boston Management and Research
24 Federal Street
Boston, MA 02110

FUND ADMINISTRATOR
Eaton Vance Management
24 Federal Street
Boston, MA 02110

PRINCIPAL UNDERWRITER
Eaton Vance Distributors, Inc.
24 Federal Street
Boston, MA 02110
(617) 482-8260

CUSTODIAN
Investors Bank & Trust Company
24 Federal Street
Boston, MA 02110

TRANSFER AGENT
The Shareholder Services Group, Inc.
BOS725
P.O. Box 1559
Boston, MA 02104

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                      [THIS PAGE INTENTIONALLY LEFT BLANK]

This report must be preceded or accompanied by a current prospectus which contains more complete information on the Funds, including its distribution plan, sales charges and expenses. Please read the prospectus carefully before you invest or send money.


                                   EATON VANCE
                               24 FEDERAL STREET
                                BOSTON, MA 02110

                                                                        C-12CSRC

The Eaton Vance Municipals Trust
For the Portfolios:
        Alabama Tax Free Fund
        Arkansas Tax Free Fund
        Georgia Tax Free Fund
        Kentucky Tax Free Fund
        Louisiana Tax Free Fund
        Maryland Tax Free Fund
        Missouri Tax Free Fund
        North Carolina Tax Free Fund
        Oregon Tax Free Fund
        South Carolina Tax Free Fund
        Tennessee Tax Free Fund
        Virginia Tax Free Fund

[LOGO]

Annual Shareholder Report
August 31, 1995



Portfolio Investment Adviser
Boston Management and Research
24 Federal Street
Boston, MA 02110

Fund Administrator
Eaton Vance Management
24 Federal Street
Boston, MA 02110
(617) 482-8260

Principal Underwriter
Eaton Vance distributors, Inc.
24 Federal Street
Boston, MA 02110
(617) 482-8260

Custodian
Investors Bank & Trust Company
24 Federal Street
Boston, MA 02110

Transfer Agent
The Shareholder Services Group, Inc.
BOS725
P.O. Box 1559
Boston, MA 02104